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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811- 07890

                              AIM Tax-Exempt Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 3/31

Date of reporting period: 3/31/09

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]                AIM HIGH INCOME MUNICIPAL FUND
 --SERVICE MARK--                 Annual Report to Shareholders o March 31, 2009

                                          [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
28   Financial Statements
31   Notes to Financial Statements
37   Financial Highlights
39   Auditor's Report
40   Fund Expenses
41   Tax Information
42   Trustees and Officers

Supplement to Annual Report dated 3/31/09

AIM HIGH INCOME MUNICIPAL FUND

                                             =======================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 3/31/09
The following information has been
prepared to provide Institutional Class                                                                                AFTER TAXES
shareholders with a performance overview                                                                            ON DISTRIBUTIONS
specific to their holdings. Institutional                                                           AFTER TAXES        AND SALE OF
Class shares are offered exclusively to                                           BEFORE TAXES   ON DISTRIBUTIONS      FUND SHARES
institutional investors, including defined                                        ------------   ----------------   ----------------
contribution plans that meet certain         10 Years                                  1.48%            1.48%             2.16%
criteria.                                     5 Years                                 -0.41            -0.41              0.61
                                              1 Year                                 -15.99           -15.99             -8.36
                                             =======================================================================================

                                             Institutional Class shares' inception date   sections of the actual report that are
                                             is July 31, 2006. Returns since that date    based on expenses incurred during the
                                             are historical returns. All other returns    period covered by the report.
                                             are blended returns of historical
                                             Institutional Class share performance and       Had the advisor not waived fees and/or
                                             restated Class A share performance (for      expenses, performance would have been
                                             periods prior to the inception date of       lower.
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1          Please note that past performance is
                                             fees applicable to Class A shares. Class A   not indicative of future results. More
                                             shares' inception date is January 2, 1998.   recent returns may be more or less than
                                                                                          those shown. All returns assume
                                                Institutional Class shares have no        reinvestment of distributions at NAV.
                                             sales charge; therefore, performance is at   Investment return and principal value will
                                             NAV. Performance of Institutional Class      fluctuate so your shares, when redeemed,
                                             shares will differ from performance of       may be worth more or less than their
                                             other share classes primarily due to         original cost. See full report for
                                             differing sales charges and class            information on comparative benchmarks.
                                             expenses.                                    Please consult your Fund prospectus for
                                                                                          more information. For the most current
                                                The net annual Fund operating expense     month-end performance, please call 800 451
                                             ratio set forth in the most recent           4246 or visit invescoaim.com.
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares    (1) Total annual operating expenses less
                                             is 0.55%.1 The total annual Fund operating       any voluntary fee waivers and/or
                                             expense ratio set forth in the most recent       expense reimbursements by the
                                             Fund prospectus as of the date of this           advisor. Voluntary fee arrangements
                                             supplement for Institutional Class shares        can be discontinued or modified at
                                             was 0.75%. The expense ratios presented          any time without further notice to
                                             above may vary from the expense ratios           investors. See current prospectus for
                                             presented in other                               more information.

==========================================
NASDAQ SYMBOL                        AHMIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY
                                                                                                                  [INVESCO AIM LOGO]
This material is for institutional investor use only and may not be quoted, reproduced                             - SERVICE MARK -
or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   HIM-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/08)   (03/31/09)(1)  PERIOD(2,3)    (03/31/09)   PERIOD(2,4)   RATIO(2)
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $873.90        $2.38       $1,022.39       $2.57        0.51%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. Effective March 4, 2009, the Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class shares to 0.55% of average daily net assets. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.55%
(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.57 for the Institutional Class shares.
(4) The hypothetical expenses paid restated as if the changes discussed above in footnote 2 had been in effect throughout the entire most recent fiscal half year are $2.77 for Institutional Class shares.


AIM HIGH INCOME MUNICIPAL FUND

                              Dear Shareholders:

                              The past year was difficult to say the least for virtually all investors. Market indexes in the U.S.
                              and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the
         [TAYLOR              value of our investments. As I write this letter, "market experts" remain divided on the outlook for
          PHOTO]              the market. While some argue the worst of the decline is over, others say we have farther to fall.
                              There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

                                 We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have already taken, or can take now, that may benefit you going forward.
      Philip Taylor
                              BOOMS AND BUSTS

                              Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the
                              "tech
bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

     o    REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals. Your financial advisor can suggest investments that match your goals and risk tolerance.

     o    RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

     o    LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

     To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

     To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

     To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

     I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

     As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM HIGH INCOME MUNICIPAL FUND

                              Dear Fellow Shareholders:

                              Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. However, mutual
        [CROCKETT             funds generally are more diversified than other investments; as shareholders we invest not in a single
         PHOTO]               security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively
      Bruce Crockett          managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce @ brucecrockett.com.

Best regards,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM HIGH INCOME MUNICIPAL FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   to 2.0% in 2007.(1) Driving the continued
PERFORMANCE SUMMARY                                                                       economic contraction was an increase in
                                                                                          the unemployment rate which led to a sharp
AIM High Income Municipal Fund posted negative returns during the 12-month reporting      decline in personal expenditures.
period ended March 31,2009. At net asset value (NAV), the Fund underperformed its broad
based benchmark, the Barclays Capital Municipal Bond Index,(triangle) but outperformed       In response to general economic
its style-specific benchmark, the Barclays Capital High Yield Municipal Index.(square)    concerns and the severity of the
                                                                                          contraction in credit and housing markets,
   Lower rated bonds underperformed higher quality bonds during the fiscal year. The      the U.S. Federal Reserve (the Fed) cut its
Fund's exposure to higher rated bonds was a key factor allowing it to outperform its      federal funds target rate over the last 12
style-specific index.                                                                     months from 2.25% to a range of zero to
                                                                                          0.25%.(2) As reductions to this level
   Your Fund's long-term performance appears later in this report.                        essentially removed interest rate
                                                                                          reductions as a policy tool, the Fed
FUND VS. INDEXES                                                                          announced plans in March to begin direct
                                                                                          purchases of U.S. Treasury and mortgage
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not   securities.
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,
which would have reduced performance.                                                        U.S. Treasury yields declined over the
                                                                                          fiscal year consistent with interest rate
Class A Shares                                                                 -16.21%    reductions and an investor flight to
Class B Shares                                                                 -16.85     quality. The drop in yields was most
Class C Shares                                                                 -16.75     pronounced in the fourth quarter of 2008
Class Y Shares*                                                                -16.00     as demand for the safety of Treasuries
Barclays Capital Municipal Bond Index(triangle)  (Broad Market Index)**          2.27     increased as world markets declined. While
Barclays Capital High Yield Municipal Bond Index(square)                                  markets continued their sell off into
   (Style-Specific Index)**                                                    -19.16     2009, Treasury investors grew concerned
Lipper High Yield Municipal Debt Funds Index(triangle) (Peer Group Index)      -19.42     over steep increases in debt levels and
                                                                                          the potential for rising inflation. The
(triangle) Lipper Inc.:                                                                   fiscal year closed with Treasuries
                                                                                          relinquishing some of the gains made
(square)   Invesco Aim, Barclays Capital                                                  earlier in the reporting period. Relative
                                                                                          to Treasuries, municipal bonds increased
*    Share class incepted during the fiscal year. See page 7 for a detailed               their relative yield advantage during the
     explanation of Fund performance.                                                     fiscal year. On March 31, 2008, five-year
                                                                                          investment-grade general obligation
**   Effective 11/03/08, Lehman Brothers indexes were rebranded as Barclays               municipal bonds yielded 2.92%, which was
     Capital indexes.                                                                     0.20% more than the comparable Treasury
=======================================================================================   note.(3, 4) As of March 31, 2009, five-
                                                                                          year investment grade general obligation
HOW WE INVEST                                o    To avoid credit quality deterioration   municipal bonds yielded 2.07%, which was
                                                  or other unfavorable circumstances      0.25% more than the comparable Treasury
We invest mostly in municipal revenue             affecting the financial viability of    security.(3, 4)
bonds as proceeds for specific projects           an issuer/ project
are used to pay interest and principal on
those bonds.                                 o    To reduce or extend duration of the
                                                  Fund
   We believe an opportunity exists among
relatively small, less-followed municipal    o    To reinvest in other securities with
revenue bond issues. These bonds, which           more favorable return characteristics
are backed by dedicated revenues from
specific projects, may be priced             o    To change sector exposure
incorrectly in the market with yields that
do not accurately correspond to the risk     MARKET CONDITIONS AND YOUR FUND
factors of the securities.
                                             Real gross domestic product (GDP), the
   We generally take a buy-and-hold          broadest measure of the nation's economic
approach, but may decide to sell a holding   activity, declined at an annual rate of
for any of the following reasons:            6.3% in the fourth quarter of 2008.(1) For
                                             all of 2008, GDP grew at 1.1 % compared

==========================================   =======================================================================================
PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME HOLDINGS*
By credit quality                                                                                                            %OF
AAA                                   8.3%                                                            COUPON   MATURITY   NET ASSETS
AA                                    2.1                                                             ------   --------   ----------
A                                     4.5    1. West Virginia (State of) Hospital Finance Authority    6.50%    10/1/38      0.8%
BBB                                  12.4    2. Hillside (City of)                                     7.00      1/1/28      0.7
BB                                    4.2    3. Rockdale (County of) Development Authority             6.13      1/1/34      0.6
B                                     0.4    4. Platte (County of) Industrial Development Authority    6.85      4/1/29      0.5
CCC                                   0.1    5. Colorado (State of) Educational &
NR                                   68.0       Cultural Facilities Authority                          8.25     11/1/39      0.5
==========================================   =======================================================================================
Source: S&P, Moody's, Fitch: This table is   The Fund's holdings are subject to change, and there is no assurance that the Fund will
calculated based on the highest rating       continue to hold any particular security.
assigned by one of these agencies to an
individual security.                         *    Excluding cash equivalent holdings.

==========================================
Total Net Assets            $487.0 million
Total Number of Holdings*              550
==========================================


4    AIM HIGH INCOME MUNICIPAL FUND

   Within the municipal market,                for charter schools due to their strong                  FRANKLIN RUBEN
intermediate and short maturity bonds       fundamentals such as industry maturation,
outperformed long-maturity issues as the    growing enrollment and continued support                    Senior portfolio manager,
municipal bond yield curve declined less    from local, state and federal authorities.                  is lead manager of AIM High
on the long-end than on the short-end.      However, performance of these three              [RUBEN     Income Municipal Fund.
General obligation bonds outperformed       industry groups, and revenue bonds in             PHOTO]    Mr. Ruben joined Invesco
revenue bonds as declines in housing and    general, was negatively affected by                         Aim in 1997 after having
hospital segments adversely affected        adverse market conditions, which detracted   served as a senior fixed income research
revenue bonds. Pre-refunded bonds were      from our relative returns.                   analyst and associate portfolio manager. A
strong performers as their generally                                                     native of Johannesburg, South Africa, he
higher quality ratings and shorter             At the issue specific level, MAIN         earned a B.S. in accounting and an M.S. in
maturities attracted investors seeking      STREET NATURAL GAS was one of the worst      finance, both from the University of Texas
safety. In the last quarter of the fiscal   performers for the Fund during the           at Dallas. Mr. Ruben also completed the
year, revenue bonds outperformed general    reporting period. The bonds defaulted on     Cash Management Executive Education
obligation bonds as the economic recession  September 30, 2008, due to a missed          Program at Duke University.
weighed further on the budget outlook for   "mandatory redemption" payment that was
certain states.                              tied to the bankruptcy of Lehman Brothers                   GERARD POLLARD
                                             (not a Fund holding). We sold the holding.
                                                                                                        Portfolio manager, is
   Despite unfavorable market                   WYNDHAM HILL METROPOLITAN DISTRICT was                  manager of AIM High Income
developments, we adhered to our              one of our best performers during the                      Municipal Fund. Mr. Pollard
established investment process by            fiscal year. The bonds were called at par       [POLLARD    served as a senior analyst
maintaining our focus on high yield          during the holding period due to covenants        PHOTO]    on Invesco Aim's Municipal
municipal bonds within the non-rated         that required the issuer to call                           Bond Team from 1998 to
sector. In this credit quality category,     outstanding securities should any proceeds                 2007. Prior to joining
we try to identify unique opportunities      remain three years after the project was    Invesco Aim, he was a money market trader
offering attractive structural and yield     started.                                    and a fixed income analyst for another
advantages over the long term. However,                                                  firm. He has been in the investment
lower rated tax-exempt bonds experienced        We thank you for your continued          industry since 1985. Mr. Pollard earned a
significant price declines relative to       investment in AIM High Income Municipal     B.B.A. from the University of Houston and
high-quality issues. Exposure to non-rated   Fund.                                       an M.B.A. in finance from the University
bonds generally detracted from relative                                                  of St. Thomas.
and absolute returns. Some exposure to       (1) Bureau of Economic Analysis
higher rated bonds also benefited absolute   (2) U.S. Federal Reserve
and relative performance.                    (3) Barclays Capital
                                             (4) Merrill Lynch
   At the industry level, we continued to
limit our exposure to airline and tobacco    The views and opinions expressed in
bonds as they were both highly volatile      management's discussion of Fund
and were under pressure due to the           performance are those of Invesco Aim
economic downturn. Tobacco bonds have also   Advisors, Inc. These views and opinions
been adversely affected by tax and legal     are subject to change at any time based on
issues. While over the one-year period the   factors such as market and economic
airline industry posted a small gain,        conditions. These views and opinions may
tobacco bonds produced large losses. As a    not be relied upon as investment advice or
result, maintaining an underweight           recommendations, or as an offer for a
exposure to these two industries             particular security. The information is
contributed to relative and absolute         not a complete analysis of every aspect of
performance.                                 any market, country, industry, security or
                                             the Fund. Statements of fact are from
   At the sector level, we invested in       sources considered reliable, but Invesco
hospital revenue bonds issued to service     Aim Advisors, Inc. makes no representation
local communities, as hospitals have         or warranty as to their completeness or
generally been improving their               accuracy. Although historical performance
profitability because of better controls     is no guarantee of future results, these
and more efficient expense management. We    insights may help you understand our
also favored revenue bonds in the            investment management philosophy.
retirement communities sector. As the
population ages, more baby boomers will      See important Fund and index disclosures
retire, resulting in a need for more         later in this report.
continuing care retirement communities.
Additionally, we remained positive in our
outlook


5   AIM HIGH INCOME MUNICIPAL FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not.                              investment. In this chart, each segment
                                             represents a doubling, or 100% change, in
   Performance shown in the chart and        the value of the investment. In other
table(s) does not reflect deduction of       words, the space between $5,000 and
taxes a shareholder would pay on Fund        $10,000 is the same size as the space
distributions or sale of Fund shares.        between $10,000 and $20,000.


6   AIM HIGH INCOME MUNICIPAL FUND

                             AIM HIGH INCOME MUNICIPAL FUND

================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES WITH SALES CHARGES SINCE INCEPTION

Index data from 12/31 /97, Fund data from 1 /02/98

               AIM          AIM           AIM         BARCLAYS     LIPPER       BARCLAYS
           HIGH INCOME   HIGH INCOME   HIGH INCOME    CAPITAL    HIGH YIELD      CAPITAL
            MUNICIPAL     MUNICIPAL     MUNICIPAL    MUNICIPAL    MUNICIPAL     HIGH YIELD
           FUND- CLASS   FUND- CLASS   FUND- CLASS      BOND     DEBT FUNDS   MUNICIPAL BOND
  DATE       A SHARES      B SHARES      C SHARES     INDEX(1)    INDEX(1)       INDEX(2)
--------   -----------   -----------   -----------   ---------   ----------   --------------
12/31/97                                               $10000      $10000        $10000
    1/98      $ 9558        $10024       $10022         10103       10096         10134
    2/98        9592         10043        10051         10106       10121         10185
    3/98        9624         10080        10078         10115       10137         10217
    4/98        9609         10047        10055         10070       10116         10256
    5/98        9748         10187        10184         10229       10242         10356
    6/98        9819         10255        10252         10269       10298         10427
    7/98        9824         10263        10260         10295       10315         10445
    8/98        9986         10415        10412         10454       10444         10528
    9/98       10088         10526        10523         10584       10532         10578
   10/98       10074         10495        10492         10584       10506         10568
   11/98       10110         10525        10522         10621       10525         10578
   12/98       10125         10535        10532         10648       10556         10621
    1/99       10190         10597        10594         10775       10641         10708
    2/99       10146         10554        10552         10728       10616         10725
    3/99       10202         10607        10604         10742       10641         10772
    4/99       10260         10650        10647         10769       10685         10830
    5/99       10245         10639        10636         10707       10640         10809
    6/99       10118         10490        10487         10553       10523         10756
    7/99       10114         10480        10477         10591       10548         10813
    8/99        9934         10286        10283         10506       10422         10713
    9/99        9837         10178        10175         10511       10403         10717
   10/99        9541          9864         9861         10397       10239         10510
   11/99        9537          9864         9861         10507       10304         10584
   12/99        9354          9657         9665         10429       10171         10430
    1/00        9180          9481         9479         10384       10045         10307
    2/00        9261          9559         9556         10504       10145         10405
    3/00        9408          9703         9701         10734       10298         10577
    4/00        9350          9626         9634         10670       10255         10551
    5/00        9281          9559         9556         10615       10198         10522
    6/00        9420          9694         9702         10896       10341         10669
    7/00        9536          9808         9804         11048       10446         10777
    8/00        9533          9808         9804         11218       10574         10971
    9/00        9529          9797         9793         11160       10548         10986
   10/00        9592          9855         9851         11281       10580         11022
   11/00        9599          9855         9851         11367       10565         10992
   12/00        9708          9947         9955         11648       10651         11065
    1/01        9738          9982         9979         11763       10723         11209
    2/01        9802         10041        10038         11800       10783         11289
    3/01        9889         10135        10132         11906       10859         11393
    4/01        9885         10112        10109         11777       10794         11335
    5/01       10009         10230        10227         11904       10910         11460
    6/01       10121         10338        10335         11983       10990         11564
    7/01       10255         10480        10477         12161       11131         11729
    8/01       10436         10647        10644         12361       11304         11931
    9/01       10347         10550        10547         12320       11222         11627
   10/01       10460         10658        10655         12467       11272         11595
   11/01       10430         10620        10617         12361       11206         11581
   12/01       10376         10559        10556         12245       11117         11558
    1/02       10490         10669        10666         12457       11214         11666
    2/02       10593         10766        10763         12607       11290         11752

================================================================================

(1)    Lipper Inc.

(2)    Invesco Aim, Barclays Capital

==============================================================================================
                                [MOUNTAIN CHART]

    3/02       10525        10690         10687        12360        11184         11816
    4/02       10614        10775         10772        12602        11320         11941
    5/02       10680        10835         10832        12678        11384         11988
    6/02       10784        10934         10931        12812        11477         12071
    7/02       10887        11032         11029        12977        11563         11973
    8/02       10979        11118         11115        13133        11626         11868
    9/02       11071        11205         11202        13421        11746         11655
   10/02       10949        11075         11072        13198        11548         11286
   11/02       10979        11098         11095        13143        11567         11549
   12/02       11124        11238         11235        13421        11752         11785
    1/03       11140        11248         11245        13387        11728         11792
    2/03       11248        11349         11346        13574        11856         11854
    3/03       11240        11335         11331        13582        11807         11613
    4/03       11336        11424         11421        13672        11919         11892
    5/03       11537        11620         11616        13992        12178         12336
    6/03       11541        11617         11614        13932        12183         12503
    7/03       11335        11402         11386        13445        11933         12364
    8/03       11419        11480         11477        13545        11983         12408
    9/03       11597        11652         11649        13943        12274         12814
   10/03       11615        11663         11660        13873        12309         13027
   11/03       11687        11728         11725        14018        12438         13192
   12/03       11774        11806         11804        14134        12553         13343
    1/04       11874        11900         11883        14215        12672         13600
    2/04       12042        12062         12045        14429        12834         13768
    3/04       12060        12072         12070        14378        12816         13762
    4/04       11900        11905         11902        14038        12632         13618
    5/04       11919        11902         11900        13987        12594         13558
    6/04       11994        11983         11981        14038        12642         13663
    7/04       12112        12092         12076        14223        12771         13812
    8/04       12272        12245         12229        14508        12961         14015
    9/04       12348        12313         12311        14585        13051         14152
   10/04       12481        12439         12436        14710        13157         14311
   11/04       12500        12450         12447        14589        13167         14476
   12/04       12663        12604         12602        14767        13333         14746
    1/05       12798        12729         12713        14905        13456         14922
    2/05       12845        12769         12752        14855        13489         15019
    3/05       12849        12765         12762        14762        13476         15028
    4/05       13058        12964         12947        14994        13676         15331
    5/05       13210        13106         13104        15100        13821         15511
    6/05       13333        13219         13202        15194        13957         15686
    7/05       13362        13240         13223        15125        14007         15769
    8/05       13526        13395         13392        15278        14140         15870
    9/05       13480        13342         13324        15175        13998         15672
   10/05       13447        13300         13283        15083        13936         15657
   11/05       13549        13377         13376        15155        14009         15770
   12/05       13667        13501         13499        15286        14179         16012
    1/06       13708        13518         13516        15327        14234         16104
    2/06       13826        13641         13625        15430        14390         16317
    3/06       13867        13674         13657        15324        14388         16398
    4/06       13878        13677         13675        15318        14397         16475
    5/06       13967        13754         13738        15386        14492         16627
    6/06       13946        13726         13724        15329        14514         16781
    7/06       14113        13882         13866        15511        14677         16974
    8/06       14312        14069         14053        15741        14875         17182
    9/06       14434        14181         14164        15851        15002         17355
   10/06       14539        14276         14259        15950        15131         17515
   11/06       14694        14418         14401        16083        15280         17673
   12/06       14689        14405         14388        16026        15272         17732
    1/07       14685        14392         14375        15985        15280         17808
    2/07       14857        14552         14551        16196        15429         17988
    3/07       14852        14539         14538        16156        15418         18011
    4/07       14912        14589         14587        16204        15483         18113
    5/07       14891        14559         14556        16132        15439         18115
    6/07       14870        14513         14510        16048        15345         18076
    7/07       14865        14516         14495        16173        15343         18130
    8/07       14415        14067         14047        16103        14913         17648
    9/07       14659        14280         14276        16341        15108         17853

==============================================================================================

==============================================================================================
                                [MOUNTAIN CHART]

   10/07      14654         14282         14262        16414        15124         17911
   11/07      14533         14138         14135        16519        14956         17675
   12/07      14275         13896         13877        16564        14787         17328
    1/08      14455         14046         14043        16773        14894         17500
    2/08      13672         13294         13273        16005        14041         16761
    3/08      14007         13610         13591        16463        14218         16842
    4/08      14172         13762         13743        16656        14350         16907
    5/08      14321         13899         13879        16756        14461         16977
    6/08      14160         13735         13732        16567        14238         16695
    7/08      14121         13688         13667        16630        14127         16639
    8/08      14255         13792         13789        16825        14274         16876
    9/08      13428         13000         12997        16036        13417         16061
   10/08      12037         11646         11643        15872        11971         14522
   11/08      11890         11495         11493        15923        11649         13826
   12/08      10909         10539         10537        16155        10720         12648
    1/09      11439         11044         11025        16746        11301         13392
    2/09      11650         11240         11238        16834        11515         13671
    3/09      11731         11571         11310        16837        11457         13615
==============================================================================================


=======================================================================================      AFTER-TAX RETURNS ARE CALCULATED USING
AVERAGE ANNUAL TOTAL RETURNS                                                              THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL
As of 3/31/09, including maximum applicable sales charges                                 MARGINAL INCOME TAX RATE. THEY DO NOT
                                                                                          REFLECT THE EFFECT OF STATE AND LOCAL
                                                                      AFTER TAXES ON      TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON
                                                  AFTER TAXES ON    DISTRIBUTIONS AND     THE INVESTOR'S TAX SITUATION AND MAY
                                   BEFORE TAXES    DISTRIBUTIONS   SALE OF FUND SHARES    DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS
                                   ------------   --------------   -------------------    SHOWN ARE NOT RELEVANT TO INVESTORS WHO
CLASS A SHARES                                                                            HOLD THEIR SHARES IN TAX-DEFERRED ACCOUNTS
Inception (1/2/98)                      1.43%           1.43%              2.09%          SUCH AS 401(K)S OR IRAS.
10 Years                                0.92            0.91               1.66
  5 Years                              -1.52           -1.52              -0.36              HAD THE FUND NOT WAIVED FEES AND/OR
  1 Year                              -20.20          -20.20             -11.27           REIMBURSED EXPENSES, PERFORMANCE WOULD
CLASS B SHARES                                                                            HAVE BEEN LOWER.
Inception (1/2/98)                      1.31%           1.31%              1.92%
10 Years                                0.80            0.79               1.48           (1)  Total annual operating expenses less
  5 Years                              -1.60           -1.60              -0.53                any voluntary fee waivers and/or
  1 Year                              -20.79          -20.79             -11.82                expense reimbursements by the
CLASS C SHARES                                                                                 advisor. Voluntary arrangements can
Inception (1/2/98)                      1.10%           1.10%              1.71%               be discontinued or modified at any
10 Years                                0.64            0.64               1.33                time without further notice to
  5 Years                              -1.29           -1.29              -0.27                investors. See current prospectus for
  1 Year                              -17.54          -17.54              -9.71                more information.
CLASS Y SHARES
10 Years                                1.43%           1.43%              2.11%
  5 Years                              -0.50           -0.50               0.52
  1 Year                              -16.00          -16.00              -8.42
=======================================================================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    CLASS C AND CLASS Y SHARES WAS 0.80%,
3,2008; RETURNS SINCE THAT DATE ARE ACTUAL   1.55%, 1.55% AND 0.55%, RESPECTIVELY.(1)
RETURNS. ALL OTHER RETURNS ARE BLENDED       THE TOTAL ANNUAL FUND OPERATING EXPENSE
RETURNS OF ACTUAL CLASS Y SHARE              RATIO SET FORTH IN THE MOST RECENT FUND
PERFORMANCE AND RESTATED CLASS A SHARE       PROSPECTUS AS OF THE DATE OF THIS REPORT
PERFORMANCE (FOR PERIODS PRIOR TO THE        FOR CLASS A, CLASS B, CLASS C AND CLASS Y
INCEPTION DATE OF CLASS Y SHARES) AT NET     SHARES WAS 0.98%, 1.73 %. 1.73 % AND 0.73
ASSET VALUE. THE RESTATED CLASS A SHARE      %, RESPECTIVELY. THE EXPENSE RATIOS
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     PRESENTED ABOVE MAY VARY FROM THE EXPENSE
APPLICABLE TO CLASS A SHARES AS WELL AS      RATIOS PRESENTED IN OTHER SECTIONS OF THIS
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    REPORT THAT ARE BASED ON EXPENSES INCURRED
RECEIVED BY CLASS A SHARES. CLASS A SHARES   DURING THE PERIOD COVERED BY THIS REPORT.
INCEPTION DATE IS JANUARY 2,1998.
                                                CLASS A SHARE PERFORMANCE REFLECTS THE
   THE PERFORMANCE DATA QUOTED REPRESENT     MAXIMUM 4.75% SALES CHARGE, AND CLASS B
PAST PERFORMANCE AND CANNOT GUARANTEE        AND CLASS C SHARE PERFORMANCE REFLECTS THE
COMPARABLE FUTURE RESULTS; CURRENT           APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
VISIT INVESCOAIM.COM FOR THE MOST RECENT     CDSC ON CLASS B SHARES DECLINES FROM 5%
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    THE BEGINNING OF THE SEVENTH YEAR. THE
IN NET ASSET VALUE AND THE EFFECT OF THE     CDSC ON CLASS C SHARES IS 1 % FOR THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE        FIRST YEAR AFTER PURCHASE. CLASS Y SHARES
STATED. INVESTMENT RETURN AND PRINCIPAL      DO NOT HAVE A FRONT-END SALES CHARGE OR A
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    CDSC; THEREFORE, PERFORMANCE IS AT NET
A GAIN OR LOSS WHEN YOU SELL SHARES.         ASSET VALUE.

   THE NET ANNUAL FUND OPERATING EXPENSE        THE PERFORMANCE OF THE FUND'S SHARE
RATIO SET FORTH IN THE MOST RECENT FUND      CLASSES WILL DIFFER PRIMARILY DUE TO
PROSPECTUS AS OF THE DATE OF THIS REPORT     DIFFERENT SALES CHARGE STRUCTURES AND
FOR CLASS A, CLASS B,                        CLASS EXPENSES.


7   AIM HIGH INCOME MUNICIPAL FUND

AIM HIGH INCOME MUNICIPAL FUND'S INVESTMENT OBJECTIVE IS TO A ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL
INCOME TAXES.

o    Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o    Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o    The Fund may use enhanced investment    o    The BARCLAYS CAPITAL HIGH YIELD
                                                  techniques such as leveraging and            MUNICIPAL BOND INDEX includes bonds
o    Effective September 30,2003, only            derivatives. The principal risk of           that are non-rated or rated Ba1 or
     previously established qualified             derivatives is that fluctuations in          below. They must have an outstanding
     plans are eligible to purchase Class         their value may not correlate                par value of at least $3 million and
     B shares of any AIM fund.                    perfectly with the overall securities        be issued as part of a transaction of
                                                  market. Leveraging entails risks such        at least $20 million. The bonds must
o    Class Y shares are available to only         as magnifying changes in the value of        have a dated-date after December
     certain investors. Please see the            the portfolio's securities.                  31,1990 and must be at least one year
     prospectus for more information.             Derivatives are subject to                   from their maturity date.
                                                  counterparty risk--the risk that the
PRINCIPAL RISKS OF INVESTING IN THE FUND          other party will not complete the       o    The LIPPER HIGH YIELD MUNICIPAL DEBT
                                                  transaction with the Fund.                   FUNDS INDEX is an equally weighted
o    Because many municipal securities are                                                     representation of the largest funds
     issued to finance similar projects,     o    There is no guarantee that the               in the Lipper High Yield Municipal
     especially those relating to                 investment techniques and risk               Debt Funds category. These funds
     education, health care,                      analyses used by the Fund's portfolio        invest at least 50% of their assets
     transportation and utilities,                managers will produce the desired            in lower rated municipal debt issues.
     conditions in those sectors can              results.
     affect the overall municipal                                                         o    The Fund is not managed to track the
     securities market and the Fund.         o    The prices of securities held by the         performance of any particular index,
                                                  Fund may decline in response to              including the indexes defined here,
o    Credit risk is the risk of loss on an        market risks.                                and consequently, the performance of
     investment due to the deterioration                                                       the Fund may deviate significantly
     of an issuer's financial health. Such   o    The value of, payment of interest on,        from the performance of the indexes.
     a deterioration of financial health          repayment of principal for and the
     may result in a reduction of the             ability of the Fund to sell a           o    A direct investment cannot be made in
     credit rating of the issuer's                municipal security may be affected by        an index. Unless otherwise indicated,
     securities and may lead to the               constitutional amendments,                   index results include reinvested
     issuer's inability to honor its              legislative enactments, executive            dividends, and they do not reflect
     contractual obligations, including           orders, administrative regulations,          sales charges or fund expenses.
     making timely payment of interest and        voter initiatives and the economics          Performance of an index of funds
     principal.                                   of the regions in which the issuers          reflects fund expenses; performance
                                                  in which the Fund invests are                of a market index does not.
o    The Fund may invest in securities            located.
     where the issuer has defaulted on the                                                OTHER INFORMATION
     payment of interest and/or principal.   o    Reinvestment risk is the risk that a
     Defaulted securities are speculative,        bond's cash flows will be reinvested    o    The returns shown in management's
     involve risks that the principal will        at an interest rate below that on the        discussion of Fund performance are
     not be repaid and may be subject to          original bond.                               based on net asset values calculated
     restrictions on sale.                                                                     for shareholder transactions.
                                             o    The tax-exempt character of the              Generally accepted accounting
o    Interest rate risk refers to the risk        interest paid on synthetic municipal         principles require adjustments to be
     that bond prices generally fall as           securities is based on the tax-exempt        made to the net assets of the Fund at
     interest rates rise; conversely, bond        income stream from the collateral.           period end for financial reporting
     prices generally rise as interest            The Internal Revenue Service has not         purposes, and as such, the net asset
     rates fall.                                  ruled on this issue and could deem           values for shareholder transactions
                                                  income derived from synthetic                and the returns based on those net
o    The Fund may invest in lower quality         municipal securities to be taxable.          asset values may differ from the net
     debt securities, commonly known as                                                        asset values and returns reported in
     "junk bonds." Compared to higher        ABOUT INDEXES USED IN THIS REPORT                 the Financial Highlights.
     quality debt securities, junk bonds
     involve greater risk of default or      o    The BARCLAYS CAPITAL MUNICIPAL BOND
     price changes due to changes in              INDEX covers municipal bonds with a
     credit quality of the issuer because         minimum credit rating of Baa, an out-
     they are generally unsecured and may         standing par value of at least $5
     be subordinated to other creditors'          million and issued as a part of a
     claims. Credit ratings on junk bonds         transaction of at least $50 million.
     do not necessarily reflect their             The bonds must have been issued after
     actual market risk.                          December 31, 1990, and have a
                                                  remaining maturity of at least one
                                                  year.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       AHMAX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       AHMBX
=======================================================================================   Class C Shares                       AHMCX
                                                                                          Class Y Shares                       AHMYX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         ==========================================


8   AIM HIGH INCOME MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

March 31, 2009



                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-97.84%

ALASKA-0.53%

  Alaska Industrial Development & Export Authority
     (Boys & Girls Home);
     Series 2007, IDR                                  5.70%     12/01/17     $ 1,000     $    784,140
------------------------------------------------------------------------------------------------------
     Series 2007, IDR                                  6.00%     12/01/36       3,000        1,776,600
======================================================================================================
                                                                                             2,560,740
======================================================================================================


ARIZONA-3.09%

  Centerra Community Facilities District; Series
     2005, Unlimited Tax GO                            5.50%     07/15/29         376          226,683
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Acclaim Charter School); Series
     2006, Educational Facilities IDR                  5.70%     12/01/26       2,200        1,544,642
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Choice Education & Development
     Corp.);
     Series 2006, Educational Facilities IDR           6.25%     06/01/26       1,000          739,060
------------------------------------------------------------------------------------------------------
     Series 2006, Educational Facilities IDR           6.38%     06/01/36       3,000        2,053,770
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Coral Academy Science);
     Series 2008 A, Educational Facilities IDR         7.13%     12/01/28       2,120        1,708,063
------------------------------------------------------------------------------------------------------
     Series 2008 A, Educational Facilities IDR         7.25%     12/01/38       1,100          855,866
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Desert Heights Charter School);
     Series 2003, Educational Facilities IDR           7.25%     08/01/19         830          756,794
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Horizon Community Learning
     Center); Series 2005, Ref. Educational
     Facilities IDR                                    5.25%     06/01/35       1,500          978,975
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (P.L.C. Charter Schools);
     Series 2006, Educational Facilities IDR           6.50%     04/01/26       1,000          777,580
------------------------------------------------------------------------------------------------------
     Series 2006, Educational Facilities IDR           6.75%     04/01/36       1,000          737,150
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Paradise Education Center);
     Series 2006, Ref. Educational Facilities IDR      5.88%     06/01/22         535          389,801
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. Educational Facilities IDR      6.00%     06/01/36         830          511,255
------------------------------------------------------------------------------------------------------
  Pima (County of) Industrial Development
     Authority (Valley Academy); Series 2008,
     Educational Facilities IDR                        6.50%     07/01/38       2,815        2,098,920
------------------------------------------------------------------------------------------------------
  Pinal (County of) Electric District No. 4;
     Series 2008, RB                                   6.00%     12/01/38       1,650        1,293,963
------------------------------------------------------------------------------------------------------
  Tucson (City of) Industrial Development
     Authority (Arizona AgriBusiness & Equine
     Center Inc.); Series 2004 A, Educational
     Facilities IDR                                    6.13%     09/01/34         500          366,575
======================================================================================================
                                                                                            15,039,097
======================================================================================================


CALIFORNIA-2.23%

  Abag Finance Authority for Nonprofit Corps.
     (Hamlin School); Series 2007, RB                  5.00%     08/01/37       3,000        1,912,410
------------------------------------------------------------------------------------------------------
  California (State of) Educational Facilities
     Authority (Fresno Pacific University); Series
     2000 A, RB                                        6.75%     03/01/19       1,000          958,870
------------------------------------------------------------------------------------------------------
  California (State of) Educational Facilities
     Authority (University of Southern
     California); Series 2009 A, RB                    5.00%     10/01/38       2,000        1,951,780
------------------------------------------------------------------------------------------------------
  California (State of) Municipal Finance
     Authority (American Heritage Education
     Foundation); Series 2006 A, Education RB          5.25%     06/01/36       1,150          723,339
------------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Drew School); Series
     2007, RB                                          5.30%     10/01/37         500          285,580
------------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Front Porch
     Communities & Services); Series 2007 A, RB(a)     5.13%     04/01/37       2,000        1,256,780
------------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Hospice of Napa
     Valley); Series 2004 A, RB                        7.00%     01/01/34         900          658,692
------------------------------------------------------------------------------------------------------
  California (State of) Statewide Communities
     Development Authority (Huntington Park
     Charter School); Series 2007 A, Educational
     Facilities RB                                     5.25%     07/01/42       1,500          881,745
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

  California (State of) Statewide Communities
     Development Authority (Notre Dame de Namur
     University); Series 2003, RB                      6.50%     10/01/23     $ 1,000     $    732,300
------------------------------------------------------------------------------------------------------
  California (State of); Series 2009, Various
     Purpose Unlimited Tax GO                          6.00%     04/01/35       1,500        1,501,110
======================================================================================================
                                                                                            10,862,606
======================================================================================================


COLORADO-10.99%

  Antelope Heights Metropolitan District; Series
     2003, Limited Tax GO(b)(c)                        8.00%     12/01/13         500          636,330
------------------------------------------------------------------------------------------------------
  Arista Metropolitan District; Series 2005,
     Limited Tax GO                                    6.75%     12/01/35       2,000        1,354,380
------------------------------------------------------------------------------------------------------
  Beacon Point Metropolitan District; Series 2005
     A, Limited Tax GO                                 6.25%     12/01/35       1,500          996,240
------------------------------------------------------------------------------------------------------
  Bradburn Metropolitan District No. 3; Series
     2003, Limited Tax GO                              7.50%     12/01/33         500          374,510
------------------------------------------------------------------------------------------------------
  Bromley Park Metropolitan District No. 2;
     Series 2002 B, Limited Tax GO(b)(c)               8.05%     12/01/12         500          625,370
------------------------------------------------------------------------------------------------------
     Series 2003, Limited Tax GO(b)(c)                 8.05%     12/01/12         534          667,895
------------------------------------------------------------------------------------------------------
  Buckhorn Valley Metropolitan District No. 2;
     Series 2003, Limited Tax GO                       7.00%     12/01/23          60           49,124
------------------------------------------------------------------------------------------------------
  Castle Oaks Metropolitan District;
     Series 2005, Limited Tax GO                       6.00%     12/01/25       1,000          676,380
------------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO                       6.13%     12/01/35       1,500          931,215
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Banning Lewis Ranch
     Academy); Series 2006, Charter School RB(a)       6.13%     12/15/35       3,000        2,024,130
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Brighton Charter
     School); Series 2006, RB                          6.00%     11/01/36       1,695        1,068,681
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Carbon Valley Academy);
     Series 2006, Charter School RB                    5.63%     12/01/36       1,160          723,353
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Community Leadership
     Academy);
     Series 2008, Charter School RB                    6.25%     07/01/28         650          477,665
------------------------------------------------------------------------------------------------------
     Series 2008, Charter School RB                    6.50%     07/01/38       1,000          706,770
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Denver Academy Inc.);
     Series 2003 A, Ref. RB                            7.00%     11/01/23         500          459,380
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Denver Science &
     Technology); Series 2004, RB                      5.00%     12/01/13         650          621,413
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Excel Academy); Series
     2003, Charter School RB(b)(c)                     7.30%     12/01/11         535          606,685
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Flagstaff Academy);
     Series 2008 A, Charter School RB                  6.75%     08/01/28       1,215          949,899
------------------------------------------------------------------------------------------------------
     Series 2008 A, Charter School RB                  7.00%     08/01/38       1,500        1,135,005
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Knowledge Quest
     Academy);
     Series 2005, Charter School RB                    6.50%     05/01/36         930          662,374
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Monument Academy);
     Series 2007, Charter School RB                    5.88%     10/01/27       2,500        1,785,650
------------------------------------------------------------------------------------------------------
     Series 2007, Charter School RB                    6.00%     10/01/37       1,635        1,087,340
------------------------------------------------------------------------------------------------------
     Series 2008 A, Charter School RB                  7.25%     10/01/39         500          388,165
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (New Vision Charter
     School); Series 2008, RB(a)                       6.75%     04/01/40       1,860        1,354,694
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (North Star); Series
     2008 A,
     Ref. & Improvement RB(a)                          8.25%     11/01/39       3,000        2,639,940
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Northeast Academy);
     Series 2007, Charter School RB(a)                 5.75%     05/15/37       2,580        1,637,010
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Peak to Peak Charter
     School); Series 2001, RB(b)(c)                    7.63%     08/15/11         500          576,510
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Platte Academy);
     Series 2002 A, Charter School RB(b)(c)            7.25%     03/01/10         500          530,340
------------------------------------------------------------------------------------------------------
     Series 2002 A, Charter School RB(b)(c)            7.25%     03/01/10         500          523,585
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (The Classical Academy);
     Series 2008 A, Charter School RB                  7.40%     12/01/38       2,000        1,969,020
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
COLORADO-(CONTINUED)

  Colorado (State of) Educational & Cultural
     Facilities Authority (Union Colony Charter
     School); Series 2007, RB(a)                       5.75%     12/01/37     $ 1,650     $  1,044,516
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Vail Christian); Series
     2007, Independent School Improvement RB(a)        5.50%     06/01/37       2,000        1,182,060
------------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Windsor Academy);
     Series 2007, Charter School RB                    5.70%     05/01/37       1,600        1,018,352
------------------------------------------------------------------------------------------------------
  Colorado (State of) Health Facilities Authority
     (Christian Living Communities);
     Series 2009 A, RB                                 8.25%     01/01/24         375          376,193
------------------------------------------------------------------------------------------------------
     Series 2009 A, RB                                 9.00%     01/01/34         750          750,315
------------------------------------------------------------------------------------------------------
  Colorado Springs (City of) (University Village
     Colorado); Series 2008 A, Tax Increment
     Allocation RB                                     7.00%     12/01/29       3,000        2,279,070
------------------------------------------------------------------------------------------------------
  Confluence Metropolitan District;
     Series 2007, Tax Supported RB                     5.25%     12/01/17         790          644,134
------------------------------------------------------------------------------------------------------
     Series 2007, Tax Supported RB                     5.45%     12/01/34       1,465          914,702
------------------------------------------------------------------------------------------------------
  Conservatory Metropolitan District (Arapahoe
     County); Series 2005, Limited Tax GO(b)(c)        6.75%     12/01/13         810          998,706
------------------------------------------------------------------------------------------------------
  Copperleaf Metropolitan District No. 2;
     Series 2006, Limited Tax GO                       5.85%     12/01/26       1,000          613,780
------------------------------------------------------------------------------------------------------
     Series 2006, Limited Tax GO                       5.95%     12/01/36       1,750          958,527
------------------------------------------------------------------------------------------------------
  Country Club Village Metropolitan District;
     Series 2006, Limited Tax GO                       6.00%     12/01/34         600          367,536
------------------------------------------------------------------------------------------------------
  Grandby Ranch Metropolitan District; Series
     2006, Limited Tax GO                              6.75%     12/01/36       3,000        1,931,190
------------------------------------------------------------------------------------------------------
  Huntington Trails Metropolitan District; Series
     2006, Limited Tax GO                              6.25%     12/01/36       1,000          600,050
------------------------------------------------------------------------------------------------------
  Jordan Crossing Metropolitan District; Series
     2006, Limited Tax GO                              5.75%     12/01/36       1,415          787,278
------------------------------------------------------------------------------------------------------
  Liberty Ranch Metropolitan District; Series
     2006, Limited Tax GO                              6.25%     12/01/36       1,645          987,082
------------------------------------------------------------------------------------------------------
  Madre Metropolitan District No. 2; Series 2007
     A, Limited Tax GO                                 5.50%     12/01/36         500          240,445
------------------------------------------------------------------------------------------------------
  Montrose (County of) (Homestead at Montrose
     Inc.);
     Series 2003 A, Health Care Facilities RB          5.75%     02/01/15         250          211,430
------------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care Facilities RB          6.75%     02/01/22         300          232,746
------------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care Facilities RB          7.00%     02/01/25         800          612,856
------------------------------------------------------------------------------------------------------
  Murphy Creek Metropolitan District No. 3; Series
     2006, Ref. & Improvement Limited Tax GO           6.13%     12/01/35       2,000        1,241,620
------------------------------------------------------------------------------------------------------
  Northwest Metropolitan District No. 3;
     Series 2005, Limited Tax GO                       6.13%     12/01/25       1,000          569,410
------------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO                       6.25%     12/01/35       1,000          518,420
------------------------------------------------------------------------------------------------------
  Piney Creek Metropolitan District; Series 2005,
     Limited Tax GO                                    5.50%     12/01/35       1,200          687,552
------------------------------------------------------------------------------------------------------
  Reata South Metropolitan District; Series 2007
     A, Limited Tax GO                                 7.25%     06/01/37       1,000          719,450
------------------------------------------------------------------------------------------------------
  Riverdale Peaks II Metropolitan District; Series
     2005, Limited Tax GO                              6.50%     12/01/35       1,000          596,330
------------------------------------------------------------------------------------------------------
  Silver Peaks Metropolitan District No. 2; Series
     2006, Limited Tax GO                              5.75%     12/01/36       1,000          584,080
------------------------------------------------------------------------------------------------------
  Southlands Metropolitan District No. 1; Series
     2004, Unlimited Tax GO(b)(c)                      7.13%     12/01/14         500          627,650
------------------------------------------------------------------------------------------------------
  Table Rock Metropolitan District; Series 2003,
     Limited Tax GO(b)(c)                              7.00%     12/01/13         700          857,696
------------------------------------------------------------------------------------------------------
  University of Northern Colorado (Auxiliary
     Facilities System); Series 2001, Ref. &
     Improvement RB
     (INS-Ambac Assurance Corp.)(d)                    5.00%     06/01/23       1,000        1,008,080
------------------------------------------------------------------------------------------------------
  Valagua Metropolitan District; Series 2008,
     Limited Tax GO                                    7.75%     12/01/37       1,000          764,300
------------------------------------------------------------------------------------------------------
  Wyndham Hill Metropolitan District No. 2;
     Series 2005, Limited Tax GO                       6.25%     12/01/25          85           59,195
------------------------------------------------------------------------------------------------------
     Series 2005, Limited Tax GO                       6.38%     12/01/35         500          321,680
======================================================================================================
                                                                                            53,545,484
======================================================================================================


DELAWARE-0.56%

  New Castle (County of) (Newark Charter School
     Inc.); Series 2006, RB                            5.00%     09/01/30       1,610        1,059,638
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
DELAWARE-(CONTINUED)

  Sussex (County of) (Cadbury at Lewes);
     Series 2006 A, First Mortgage RB                  5.45%     01/01/16     $   865     $    730,112
------------------------------------------------------------------------------------------------------
     Series 2006 A, First Mortgage RB                  5.90%     01/01/26         750          538,732
------------------------------------------------------------------------------------------------------
     Series 2006 A, First Mortgage RB                  6.00%     01/01/35         600          383,352
======================================================================================================
                                                                                             2,711,834
======================================================================================================


DISTRICT OF COLUMBIA-0.53%

  District of Columbia; Series 1998, RB
     (INS-Financial Security Assurance Inc.)(d)        5.00%     08/15/38       3,000        2,574,450
======================================================================================================


FLORIDA-5.07%

  Alachua (County of) (North Florida Retirement
     Village, Inc.); Series 2007, IDR                  5.88%     11/15/36       3,000        1,986,600
------------------------------------------------------------------------------------------------------
  Concorde Estates Community Development District;
     Series 2004 B, Capital Improvement Special
     Assessment RB                                     5.00%     05/01/11         300          159,543
------------------------------------------------------------------------------------------------------
  Cory Lakes Community Development District;
     Series 2001 A, Special Assessment RB              8.38%     05/01/17         335          336,223
------------------------------------------------------------------------------------------------------
     Series 2001 B, Special Assessment RB              8.38%     05/01/17         185          185,675
------------------------------------------------------------------------------------------------------
  Cypress Lakes Community Development District;
     Series 2004 A, Special Assessment RB              6.00%     05/01/34         525          409,820
------------------------------------------------------------------------------------------------------
  East Homestead Community Development District;
     Series 2005, Special Assessment RB                5.45%     05/01/36         675          407,666
------------------------------------------------------------------------------------------------------
  Florida (State of) Development Finance Corp.
     (Palm Bay Academy Inc.);
     Series 2006 A, RB                                 6.00%     05/15/36       2,130        1,352,358
------------------------------------------------------------------------------------------------------
     Series 2007 A, RB                                 6.13%     05/15/37       1,855        1,194,731
------------------------------------------------------------------------------------------------------
  Florida (State of) Development Finance Corp.
     (Sculptor Charter School); Series 2008 A, RB      7.25%     10/01/38       2,710        2,238,894
------------------------------------------------------------------------------------------------------
  Gramercy Farms Community Development District;
     Series 2007 B, Special Assessment RB              5.10%     05/01/14       1,000          481,760
------------------------------------------------------------------------------------------------------
  Lakeland (City of) (Carpenters Acc Inv);
     Series 2008, Ref. Retirement Community First
     Mortgage RB(a)                                    6.25%     01/01/28         500          372,495
------------------------------------------------------------------------------------------------------
     Series 2008, Ref. Retirement Community First
     Mortgage RB(a)                                    6.38%     01/01/43       1,500        1,049,910
------------------------------------------------------------------------------------------------------
  Lee (County of) Industrial Development Authority
     (Cypress Cove at Health Park); Series 2002 A,
     Health Care Facilities IDR                        6.75%     10/01/32       1,250          863,512
------------------------------------------------------------------------------------------------------
  Miami Beach (City of) Health Facilities
     Authority (Mount Sinai Medical Center);
     Series 2001 A, Hospital RB                        6.70%     11/15/19       1,000          773,550
------------------------------------------------------------------------------------------------------
     Series 2004, Ref. Hospital RB(a)                  6.75%     11/15/29         500          323,805
------------------------------------------------------------------------------------------------------
  Midtown Miami Community Development District;
     Series 2004 A, Special Assessment RB              6.00%     05/01/24         945          670,525
------------------------------------------------------------------------------------------------------
     Series 2004 A, Special Assessment RB              6.25%     05/01/37       1,000          635,390
------------------------------------------------------------------------------------------------------
  Mount Dora (City of) Health Facilities Authority
     (Waterman Village); Series 2004 A, Ref. RB        5.75%     08/15/18         750          631,778
------------------------------------------------------------------------------------------------------
  Orange (County of) Health Facilities Authority
     (Orlando Lutheran Towers, Inc.);
     Series 2005, Ref. Health Care Facilities RB       5.38%     07/01/20       1,100          810,997
------------------------------------------------------------------------------------------------------
     Series 2005, Ref. Health Care Facilities RB       5.70%     07/01/26       1,000          667,630
------------------------------------------------------------------------------------------------------
     Series 2007, First Mortgage RB                    5.50%     07/01/32       1,000          607,580
------------------------------------------------------------------------------------------------------
     Series 2007, First Mortgage RB                    5.50%     07/01/38       1,000          577,830
------------------------------------------------------------------------------------------------------
  Orlando (City of) Urban Community Development
     District; Series 2004, Capital Improvement
     Special Assessment RB                             6.25%     05/01/34       1,000          671,530
------------------------------------------------------------------------------------------------------
  Poinciana Community Development District; Series
     2000 A, Special Assessment RB                     7.13%     05/01/31         600          522,858
------------------------------------------------------------------------------------------------------
  Port St. Lucie (City of) Southwest Annexation
     District No. 1; Series 2007 B, Special
     Assessment RB
     (INS-National Public Finance Guarantee
     Corporation.)(d)                                  5.00%     07/01/40       2,000        1,719,340
------------------------------------------------------------------------------------------------------
  Reunion East Community Development District;
     Series 2002 A, Special Assessment RB              7.38%     05/01/33       1,000          639,050
------------------------------------------------------------------------------------------------------
  Sarasota (County of) Health Facilities Authority
     (Village on the Isle);
     Series 2007, Ref. Retirement Facilities RB        5.00%     01/01/17       1,500        1,244,730
------------------------------------------------------------------------------------------------------
     Series 2007, Ref. Retirement Facilities RB        5.50%     01/01/27       1,500        1,021,185
------------------------------------------------------------------------------------------------------
     Series 2007, Ref. Retirement Facilities RB        5.50%     01/01/32       1,500          943,185
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

  St. Johns (County of) Industrial Development
     Authority (Glenmoor);
     Series 2006 A, Health Care IDR                    5.25%     01/01/26     $ 1,000     $    643,050
------------------------------------------------------------------------------------------------------
     Series 2006 A, Health Care IDR                    5.38%     01/01/40       1,000          558,450
======================================================================================================
                                                                                            24,701,650
======================================================================================================


GEORGIA-1.54%

  Atlanta (City of) (Atlantic Station);
     Series 2001, Tax Allocation RB(b)(c)              7.75%     12/01/11         550          615,384
------------------------------------------------------------------------------------------------------
     Series 2001, Tax Allocation RB(b)(c)              7.90%     12/01/11         750          890,437
------------------------------------------------------------------------------------------------------
  Atlanta (City of) (Eastside);
     Series 2005 B, Tax Allocation RB                  5.40%     01/01/20       1,000          806,950
------------------------------------------------------------------------------------------------------
     Series 2005 B, Tax Allocation RB                  5.60%     01/01/30       2,000        1,353,900
------------------------------------------------------------------------------------------------------
  Atlanta (City of) (Princeton Lakes); Series
     2006, Tax Allocation RB(a)                        5.50%     01/01/31         630          416,002
------------------------------------------------------------------------------------------------------
  Fulton (County of) (Canterbury Court);
     Series 2004 A, Residential Care Facilities RB     6.13%     02/15/26         500          362,545
------------------------------------------------------------------------------------------------------
     Series 2004 A, Residential Care Facilities RB     6.13%     02/15/34         200          131,062
------------------------------------------------------------------------------------------------------
  Rockdale (County of) Development Authority (Visy
     Paper); Series 2007 A, RB(e)                      6.13%     01/01/34       4,500        2,937,330
======================================================================================================
                                                                                             7,513,610
======================================================================================================


IDAHO-0.96%

  Idaho (State of) Housing & Finance Association
     (Liberty Charter School); Series 2008 A,
     Nonprofit Facilities RB                           6.00%     06/01/38         750          538,972
------------------------------------------------------------------------------------------------------
  Idaho (State of) Housing & Finance Association
     (North Star Charter School);
     Series 2009 A, Nonprofit Facilities RB            9.25%     07/01/29       1,000          998,830
------------------------------------------------------------------------------------------------------
     Series 2009 A, Nonprofit Facilities RB            9.50%     07/01/39       2,005        2,002,474
------------------------------------------------------------------------------------------------------
  Idaho (State of) Housing & Finance Association;
     Series 2008 A, Nonprofit Facilities RB            6.13%     07/01/38       1,580        1,129,416
======================================================================================================
                                                                                             4,669,692
======================================================================================================


ILLINOIS-9.22%

  Belleville (City of) (Frank Scott Parkway
     Redevelopment); Series 2007 A, Ref. Tax
     Increment Allocation RB                           5.70%     05/01/36       1,000          644,790
------------------------------------------------------------------------------------------------------
  Chicago (City of) (Chatham Ridge Redevelopment);
     Series 2002, Tax Increment Allocation RB          5.95%     12/15/12         275          269,220
------------------------------------------------------------------------------------------------------
     Series 2002, Tax Increment Allocation RB          6.05%     12/15/13         475          459,339
------------------------------------------------------------------------------------------------------
  Chicago (City of) (Lake Shore East);
     Series 2003, Special Assessment RB                6.63%     12/01/22         500          385,000
------------------------------------------------------------------------------------------------------
     Series 2003, Special Assessment RB                6.75%     12/01/32         500          337,655
------------------------------------------------------------------------------------------------------
  Du Page (County of) Special Service Area No. 31
     (Monarch Landing);
     Series 2006, Special Tax RB                       5.40%     03/01/16         245          206,493
------------------------------------------------------------------------------------------------------
     Series 2006, Special Tax RB                       5.63%     03/01/36       1,250          707,487
------------------------------------------------------------------------------------------------------
  Hillside (City of) (Mannheim Redevelopment);
     Series 2008, Sr. Lien Tax Increment
     Allocation RB                                     6.55%     01/01/20       1,000          778,680
------------------------------------------------------------------------------------------------------
     Series 2008, Sr. Lien Tax Increment
     Allocation RB                                     7.00%     01/01/28       5,000        3,594,200
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Beacon
     Hill);
     Series 2005 A, Ref. RB                            5.15%     02/15/13         655          606,556
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. RB                            5.25%     02/15/14         300          273,642
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. RB                            5.35%     02/15/15         225          199,769
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Clare
     Oaks);
     Series 2006 A, RB                                 6.00%     11/15/27       1,000          688,650
------------------------------------------------------------------------------------------------------
     Series 2006 A, RB                                 6.00%     11/15/39       3,500        2,069,865
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

  Illinois (State of) Finance Authority (Fairview
     Obligation Group);
     Series 2008 A, Ref. RB                            6.13%     08/15/28     $ 1,000     $    695,080
------------------------------------------------------------------------------------------------------
     Series 2008 A, Ref. RB                            6.25%     08/15/35       1,000          656,390
------------------------------------------------------------------------------------------------------
     Series 2008 A, Ref. RB                            6.25%     08/15/40       1,000          646,650
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Luther
     Oaks);
     Series 2006 A, RB                                 6.00%     08/15/26         850          592,289
------------------------------------------------------------------------------------------------------
     Series 2006 A, RB                                 5.70%     08/15/28         500          326,885
------------------------------------------------------------------------------------------------------
     Series 2006 A, RB                                 6.00%     08/15/39       1,460          909,171
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Monarch
     Landing Inc. Facility); Series 2007 A, RB         7.00%     12/01/27       2,000        1,270,680
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Rush
     University Medical Center Obligation Group);
     Series 2009 A, RB                                 7.25%     11/01/30       1,865        1,913,527
------------------------------------------------------------------------------------------------------
     Series 2009 A, RB                                 7.25%     11/01/38       2,000        2,025,980
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority
     (Sedgebrook, Inc. Facilities);
     Series 2007 A, RB                                 5.63%     11/15/17       1,345        1,030,257
------------------------------------------------------------------------------------------------------
     Series 2007 A, RB                                 6.00%     11/15/27       2,000        1,180,180
------------------------------------------------------------------------------------------------------
     Series 2007 A, RB                                 6.00%     11/15/37       4,000        2,106,200
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Smith
     Village);
     Series 2005 A, RB                                 5.70%     11/15/20         500          378,505
------------------------------------------------------------------------------------------------------
     Series 2005 A, RB                                 6.13%     11/15/25       1,000          721,540
------------------------------------------------------------------------------------------------------
     Series 2005 A, RB                                 6.25%     11/15/35       3,000        1,967,130
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (The
     Landing at Plymouth Place); Series 2005 A, RB     6.00%     05/15/37       3,200        2,010,976
------------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Three
     Crowns Park Plaza);
     Series 2006 A, RB                                 5.88%     02/15/26       1,000          713,830
------------------------------------------------------------------------------------------------------
     Series 2006 A, RB                                 5.88%     02/15/38       1,500          923,640
------------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Bethesda Home & Retirement Center); Series
     1999 A, RB                                        6.25%     09/01/14         500          472,235
------------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Lutheran Senior Ministries Obligation);
     Series 2001 A, RB(b)(c)                           7.38%     08/15/11       1,000        1,136,820
------------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority
     (Villa St. Benedict); Series 2003 A-1, RB         6.90%     11/15/33       2,000          886,400
------------------------------------------------------------------------------------------------------
  Illinois (State of) Health Facilities Authority;
     Series 2003 A, RB                                 7.00%     11/15/32         800          589,160
------------------------------------------------------------------------------------------------------
  Lincolnshire (Village of) Special Service Area
     No. 1 (Sedgebrook);
     Series 2004, Special Tax RB                       5.00%     03/01/11         235          221,793
------------------------------------------------------------------------------------------------------
     Series 2004, Special Tax RB                       6.25%     03/01/34         750          470,723
------------------------------------------------------------------------------------------------------
  Lombard (City of) Public Facilities Corp.
     (Lombard Conference Center & Hotel);
     Series 2005 A-1, First Tier RB                    6.38%     01/01/15         750          635,002
------------------------------------------------------------------------------------------------------
     Series 2005 A-1, First Tier RB                    7.13%     01/01/36       2,500        1,660,025
------------------------------------------------------------------------------------------------------
  Malta (Village of) (Prairie Springs); Series
     2006, Tax Increment Allocation RB(a)              5.75%     12/30/25       2,000        1,158,680
------------------------------------------------------------------------------------------------------
  Southwestern Illinois Development Authority
     (City of Collinsville Limited Incremental
     Sales Tax); Series 2007, RB                       5.35%     03/01/31       1,000          657,760
------------------------------------------------------------------------------------------------------
  Southwestern Illinois Development Authority
     (Eden Retirement Center Inc.);
     Series 2006, Senior Care Facilities RB            5.50%     12/01/26         800          534,752
------------------------------------------------------------------------------------------------------
     Series 2006, Senior Care Facilities RB            5.85%     12/01/36       3,000        1,859,790
------------------------------------------------------------------------------------------------------
  St. Charles (City of) (Zylstra);
     Series 2008, Sr. Lien Limited Incremental
     Sales Tax RB                                      6.95%     01/01/21       2,000        1,692,400
------------------------------------------------------------------------------------------------------
     Series 2008, Sr. Lien Limited Incremental
     Sales Tax RB                                      6.95%     01/01/25       2,000        1,616,940
======================================================================================================
                                                                                            44,882,736
======================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
INDIANA-0.83%

  Indiana (State of) Health & Educational
     Facilities Financing Authority (Community
     Foundation Northwest Indiana);
     Series 2007, Hospital RB                          5.50%     03/01/27     $ 3,000     $  2,428,920
------------------------------------------------------------------------------------------------------
     Series 2007, Hospital RB                          5.50%     03/01/37       1,000          749,800
------------------------------------------------------------------------------------------------------
  Petersburg (City of) (Indianapolis Power & Light
     Co.); Series 1991, Ref. PCR                       5.75%     08/01/21       1,000          867,220
======================================================================================================
                                                                                             4,045,940
======================================================================================================


IOWA-2.17%

  Des Moines (City of) (Luther Park Apartments
     Inc.); Series 2004, Senior Housing RB             6.00%     12/01/23         500          366,560
------------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Bethany Life
     Communities);
     Series 2006 A, Ref. Senior Housing RB             5.45%     11/01/26         345          223,384
------------------------------------------------------------------------------------------------------
     Series 2006 A, Ref. Senior Housing RB             5.55%     11/01/41         795          448,253
------------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Boys & Girls
     Home); Series 2007, Community Provider RB         5.80%     12/01/22       1,000          727,540
------------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Friendship
     Haven); Series 2004 A, Retirement Community
     RB                                                6.13%     11/15/32         500          328,890
------------------------------------------------------------------------------------------------------
  Iowa (State of) Finance Authority (Wedum Walnut
     Ridge LLC);
     Series 2007 A, Senior Housing RB                  5.50%     12/01/32       2,000        1,112,860
------------------------------------------------------------------------------------------------------
     Series 2007 A, Senior Housing RB                  5.63%     12/01/45       3,000        1,603,890
------------------------------------------------------------------------------------------------------
  Marion (City of) (Village Place at Marion);
     Series 2005 A, MFH RB                             5.65%     09/01/25         155          110,839
------------------------------------------------------------------------------------------------------
     Series 2005 A, MFH RB                             6.00%     09/01/35         400          265,424
------------------------------------------------------------------------------------------------------
  Polk (County of) (Luther Park Health Center
     Inc.);
     Series 2004, Health Care Facilities RB            6.00%     10/01/24         290          211,773
------------------------------------------------------------------------------------------------------
     Series 2004, Health Care Facilities RB            6.15%     10/01/36         600          387,456
------------------------------------------------------------------------------------------------------
  Scott (County of) (Ridgecrest Village);
     Series 2000 A, RB(b)(c)                           7.25%     11/15/10         750          830,797
------------------------------------------------------------------------------------------------------
     Series 2004, Ref. RB                              4.75%     11/15/12         750          692,820
------------------------------------------------------------------------------------------------------
     Series 2004, Ref. RB                              5.63%     11/15/18       2,000        1,575,800
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. RB                              5.25%     11/15/21       1,000          711,520
------------------------------------------------------------------------------------------------------
  Washington (City of) (United Presbyterian Home);
     Series 2006 A, Ref. Senior Housing RB             5.60%     12/01/36       1,615          963,186
======================================================================================================
                                                                                            10,560,992
======================================================================================================


KANSAS-2.01%

  Hutchinson (City of) (Wesley Towers, Inc.);
     Series 1999 A, Ref. & Improvement Health Care
     Facilities RB                                     6.25%     11/15/19         750          644,895
------------------------------------------------------------------------------------------------------
  Labette (County of);
     Series 2007 A, Ref. & Improvement Hospital RB     5.75%     09/01/29         750          692,827
------------------------------------------------------------------------------------------------------
     Series 2007 A, Ref. & Improvement Hospital RB     5.75%     09/01/37         600          519,492
------------------------------------------------------------------------------------------------------
  Olathe (City of) (Aberdeen Village, Inc); Series
     2005 A, Ref. Senior Living Facilities RB          5.60%     05/15/28       1,500          932,250
------------------------------------------------------------------------------------------------------
  Olathe (City of) (Catholic Care Campus Inc.);
     Series 2006 A, Senior Living Facilities RB        6.00%     11/15/26       1,000          730,560
------------------------------------------------------------------------------------------------------
     Series 2006 A, Senior Living Facilities RB        6.00%     11/15/38       2,000        1,301,140
------------------------------------------------------------------------------------------------------
  Olathe (City of) (West Village Center);
     Series 2007, Special Obligation Tax Increment
     Allocation RB                                     5.30%     09/01/17         500          421,540
------------------------------------------------------------------------------------------------------
     Series 2007, Special Obligation Tax Increment
     Allocation RB                                     5.45%     09/01/22       1,160          869,675
------------------------------------------------------------------------------------------------------
     Series 2007, Special Obligation Tax Increment
     Allocation RB                                     5.50%     09/01/26       1,000          693,280
------------------------------------------------------------------------------------------------------
  Overland Park Transportation Development
     District (Grass Creek); Series 2006, Special
     Assessment RB                                     5.13%     09/01/28       1,565        1,016,139
------------------------------------------------------------------------------------------------------
  Roeland Park (City of) (Roeland Park
     Redevelopment, LLC); Series 2005, Special
     Obligation Tax Increment Allocation RB            5.75%     08/01/24         920          545,137
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
KANSAS-(CONTINUED)

  Roeland Park (City of) Transportation
     Development District (TDD #1);
     Series 2005, Sales Tax RB                         5.75%     12/01/25     $   445     $    258,136
------------------------------------------------------------------------------------------------------
     Series 2006 A, Sales Tax RB                       5.88%     12/01/09          10            9,960
------------------------------------------------------------------------------------------------------
     Series 2006 A, Sales Tax RB                       5.88%     12/01/25         985          580,451
------------------------------------------------------------------------------------------------------
  Roeland Park (City of) Transportation
     Development District (TDD #2); Series 2006 B,
     Sales Tax RB                                      5.88%     12/01/25       1,000          589,290
======================================================================================================
                                                                                             9,804,772
======================================================================================================


KENTUCKY-0.51%

  Louisville & Jefferson (Counties of)
     Metropolitan Government (Jewish Hospital &
     St. Mary's Healthcare); Series 2008, RB           6.13%     02/01/37       2,500        2,473,475
======================================================================================================


LOUISIANA-0.20%

  Louisiana (State of) Local Government
     Environmental Facilities & Community
     Development Authority (Westlake Chemical
     Corp.); Series 2007, RB                           6.75%     11/01/32       1,500          975,090
======================================================================================================


MAINE-0.10%

  Maine (State of) Turnpike Authority; Series
     2003, RB (INS-Ambac Assurance Corp.)(d)           5.00%     07/01/33         500          489,640
======================================================================================================


MARYLAND-1.40%

  Annapolis (City of) (Park Place); Series 2005 A,
     Special Obligation RB                             5.35%     07/01/34       2,000        1,174,440
------------------------------------------------------------------------------------------------------
  Anne Arundel (County of) (Parole Town Center);
     Series 2002, Tax Increment Allocation
     Financing RB                                      5.00%     07/01/12         200          195,276
------------------------------------------------------------------------------------------------------
  Baltimore (City of) (Strathdale Manor); Series
     2003, Special Obligation RB                       7.00%     07/01/33         968          722,264
------------------------------------------------------------------------------------------------------
  Howard (County of); Series 2000 A, Retirement
     Community RB(b)(c)                                7.88%     05/15/10         780          866,767
------------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (Washington County
     Hospital);
     Series 2008, RB                                   5.75%     01/01/38         500          388,210
------------------------------------------------------------------------------------------------------
     Series 2008, RB                                   6.00%     01/01/43       2,750        2,179,072
------------------------------------------------------------------------------------------------------
  Maryland (State of) Industrial Development
     Finance Authority (Our Lady of Good Counsel
     High School Facilities); Series 2005 A,
     Economic Development IDR                          6.00%     05/01/35       2,000        1,315,480
======================================================================================================
                                                                                             6,841,509
======================================================================================================


MASSACHUSETTS-0.96%

  Massachusetts (State of) Development Finance
     Agency (Briarwood); Series 2001 B, RB(b)(c)       7.50%     12/01/10         500          556,100
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (Linden Ponds Inc.); Series 2007 A,
     Facilities RB                                     5.00%     11/15/14       1,000          908,920
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (New England Conservatory of Music);
     Series 2008, RB                                   5.25%     07/01/38       2,500        1,871,950
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (Reeds Landing-Accredited Investors);
     Series 2006, Ref. First Mortgage RB               5.75%     10/01/31       1,815          944,526
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Health & Educational
     Facilities Authority (Christopher House,
     Inc.); Series 1999 A, Ref. RB                     6.88%     01/01/29         500          392,110
======================================================================================================
                                                                                             4,673,606
======================================================================================================


MICHIGAN-1.59%

  Advanced Technology Academy; Series 2008, Public
     School Academy RB                                 6.00%     11/01/37       1,000          695,780
------------------------------------------------------------------------------------------------------
  Chandler Park Academy; Series 2005, Public
     School Academy RB                                 5.13%     11/01/30       1,050          702,187
------------------------------------------------------------------------------------------------------
  Detroit (City of) Community High School;
     Series 2005, Public School Academy RB             5.65%     11/01/25       1,485          995,098
------------------------------------------------------------------------------------------------------
     Series 2005, Public School Academy RB             5.75%     11/01/30       1,000          625,710
------------------------------------------------------------------------------------------------------
  Gaylord (City of) Hospital Finance Authority
     (Otsego Memorial Hospital Association);
     Series 2004, Ref. Limited Obligation RB           6.50%     01/01/31         700          510,930
------------------------------------------------------------------------------------------------------
  Gogebic (County of) Hospital Finance Authority
     (Grand View Health System, Inc.); Series
     1999, Ref. RB                                     5.88%     10/01/16         920          793,012
------------------------------------------------------------------------------------------------------
  Mecosta (County of) General Hospital; Series
     1999, Ref. RB                                     6.00%     05/15/18         500          418,485
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

  Michigan (State of) Hospital Finance Authority
     (Presbyterian Village);
     Series 2005, Ref. RB                              4.88%     11/15/16     $   685     $    562,125
------------------------------------------------------------------------------------------------------
     Series 2005, Ref. RB                              5.25%     11/15/25         450          293,189
------------------------------------------------------------------------------------------------------
     Series 2005, Ref. RB                              5.50%     11/15/35         750          439,995
------------------------------------------------------------------------------------------------------
  Michigan (State of) Municipal Bond Authority
     (YMCA Service Learning Academy);
     Series 2001, Public School Academy Facilities
     Program RB                                        7.63%     10/01/21         700          621,558
------------------------------------------------------------------------------------------------------
     Series 2001, Public School Academy Facilities
     Program RB                                        7.75%     10/01/31         500          407,560
------------------------------------------------------------------------------------------------------
  Michigan (State of) Strategic Fund (Detroit
     Edison Pollution Control); Series 2001 C,
     Ref. Limited Obligation PCR                       5.45%     09/01/29         725          680,971
======================================================================================================
                                                                                             7,746,600
======================================================================================================


MINNESOTA-9.55%

  Apple Valley (City of) Economic Development
     Authority (Evercare Senior Living LLC);
     Series 2005 A, Health Care RB                     6.13%     06/01/35       2,240        1,540,157
------------------------------------------------------------------------------------------------------
  Baytown (Town of) (St. Croix Preparatory
     Academy);
     Series 2008 A, Lease RB                           6.75%     08/01/28       1,000          800,800
------------------------------------------------------------------------------------------------------
     Series 2008 A, Lease RB                           7.00%     08/01/38         700          546,455
------------------------------------------------------------------------------------------------------
  Becker (City of) (Shepherd of Grace);
     Series 2006, Senior Housing RB                    5.75%     05/01/24         715          525,175
------------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB                    5.88%     05/01/29       1,000          699,940
------------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB                    5.88%     05/01/33       1,000          676,380
------------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB                    5.88%     05/01/41         740          481,636
------------------------------------------------------------------------------------------------------
     Series 2006, Senior Housing RB                    6.00%     05/01/41       1,000          665,350
------------------------------------------------------------------------------------------------------
  Brooklyn Park (City of) (Prairie Seeds Academy);
     Series 2009 A, Lease RB                           9.00%     03/01/29       2,620        2,634,096
------------------------------------------------------------------------------------------------------
     Series 2009 A, Lease RB                           9.25%     03/01/39         500          501,695
------------------------------------------------------------------------------------------------------
  Carlton (City of) (Inter-Faith Care Center);
     Series 2006, Ref. Health Care & Housing
     Facilities RB                                     5.70%     04/01/36       1,500          926,985
------------------------------------------------------------------------------------------------------
  Cold Spring (City of) (Assumption Home, Inc.);
     Series 2005, Nursing Home & Senior Housing RB     5.50%     03/01/25         425          304,487
------------------------------------------------------------------------------------------------------
     Series 2005, Nursing Home & Senior Housing RB     5.75%     03/01/35         600          392,418
------------------------------------------------------------------------------------------------------
     Series 2008, Health Care Facilities RB            7.50%     03/01/38       1,000          931,710
------------------------------------------------------------------------------------------------------
  Dakota (County of) Community Development Agency
     (Highview Hills); Series 2008 A, Senior MFH
     RB                                                7.00%     08/01/45       2,000        1,503,180
------------------------------------------------------------------------------------------------------
  Eveleth (City of) (Manor House Woodland);
     Series 2006 A-1, Senior MFH RB                    5.50%     10/01/25         510          361,310
------------------------------------------------------------------------------------------------------
     Series 2006 A-1, Senior MFH RB                    5.70%     10/01/36       3,000        1,888,500
------------------------------------------------------------------------------------------------------
  Fairmont (City of) (Goldfinch Estates-
     Governmental and Educational Assistance
     Corp.);
     Series 2002 A-1, Housing Facilities RB            7.25%     04/01/22         915          802,922
------------------------------------------------------------------------------------------------------
     Series 2005 A, Housing Facilities RB              6.25%     10/01/25       2,500        1,860,525
------------------------------------------------------------------------------------------------------
  Falcon Heights (City of) (Kaleidoscope Charter
     School);
     Series 2007 A, Lease RB                           6.00%     11/01/27         400          295,612
------------------------------------------------------------------------------------------------------
     Series 2007 A, Lease RB                           6.00%     11/01/37         550          373,472
------------------------------------------------------------------------------------------------------
  Glencoe (City of) (Glencoe Regional Health
     Services);
     Series 2001, Health Care Facilities RB(b)(c)      7.40%     04/01/11         250          282,955
------------------------------------------------------------------------------------------------------
     Series 2001, Health Care Facilities RB(b)(c)      7.50%     04/01/11         500          566,895
------------------------------------------------------------------------------------------------------
  Maple Grove (City of) (Maple Grove Hospital
     Corp.); Series 2007, Health Care System RB        5.25%     05/01/37       1,000          846,670
------------------------------------------------------------------------------------------------------
  Maplewood (City of) (Volunteers of America Care
     Center);
     Series 2005 A, Ref. Health Care Facilities RB     5.00%     10/01/13         775          688,696
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. Health Care Facilities RB     5.25%     10/01/19       1,250          890,937
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. Health Care Facilities RB     5.38%     10/01/24       2,500        1,610,700
------------------------------------------------------------------------------------------------------
  Minneapolis (City of) (Grant Park); Series 2006,
     Tax Increment Allocation RB                       5.35%     02/01/30       1,450          913,978
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
MINNESOTA-(CONTINUED)

  Minneapolis (City of) (Village at St. Anthony
     Falls); Series 2004, Ref. Tax Increment
     Allocation RB                                     5.75%     02/01/27     $   605     $    389,475
------------------------------------------------------------------------------------------------------
  Monticello (City of) (FiberNet Monticello);
     Series 2008, Telecommunications RB                6.75%     06/01/31       2,000        1,737,500
------------------------------------------------------------------------------------------------------
  North Oaks (City of) (Presbyterian Homes of
     North Oaks, Inc.);
     Series 2007, Senior Housing RB                    6.25%     10/01/47       2,400        1,752,600
------------------------------------------------------------------------------------------------------
     Series 2007, Senior Housing RB                    6.50%     10/01/47       1,000          758,810
------------------------------------------------------------------------------------------------------
  Northwest Multi-County Housing & Redevelopment
     Authority (Pooled Housing Program);
     Series 2005 A, Ref. Governmental Housing RB       5.35%     07/01/15          70           62,542
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. Governmental Housing RB       6.20%     07/01/30       2,000        1,460,680
------------------------------------------------------------------------------------------------------
  Oakdale (City of) (Oak Meadows); Series 2004,
     Ref. Senior Housing RB                            6.00%     04/01/24       1,000          760,720
------------------------------------------------------------------------------------------------------
  Oronoco (City of) (Wedum Shorewood Campus);
     Series 2006, Ref. MFH RB                          5.25%     06/01/26       1,600        1,098,816
------------------------------------------------------------------------------------------------------
  Owatonna (City of) (Senior Living): Series 2006
     A, Senior Housing RB                              5.80%     10/01/29         800          557,536
------------------------------------------------------------------------------------------------------
  Pine City (City of) (Lakes International
     Language Academy);
     Series 2006 A, Lease RB                           6.00%     05/01/26         480          359,736
------------------------------------------------------------------------------------------------------
     Series 2006 A, Lease RB                           6.25%     05/01/35       1,550        1,100,996
------------------------------------------------------------------------------------------------------
  Ramsey (City of) (Pact Charter School);
     Series 2004 A, Lease RB                           6.50%     12/01/22         925          770,127
------------------------------------------------------------------------------------------------------
     Series 2004 A, Lease RB                           6.75%     12/01/33         150          114,960
------------------------------------------------------------------------------------------------------
  Rochester (City of) (Mayo Clinic); Series 2006,
     Health Care Facilities RB                         5.00%     11/15/36       2,760        2,457,394
------------------------------------------------------------------------------------------------------
  Rochester (City of) (Samaritan Bethany Inc.);
     Series 2003 A, Health Care & Housing RB           5.38%     08/01/12         165          157,260
------------------------------------------------------------------------------------------------------
     Series 2003 A, Health Care & Housing RB           5.50%     08/01/13         195          182,859
------------------------------------------------------------------------------------------------------
  St. Cloud (City of) Housing & Redevelopment
     Authority (Sterling Heights Apartments);
     Series 2002, MFH RB(e)                            7.00%     10/01/23         495          410,820
------------------------------------------------------------------------------------------------------
     Series 2002, MFH RB(e)                            7.45%     10/01/32         155          125,087
------------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (Community of Peace Academy);
     Series 2001 A, Lease RB(b)(c)                     7.38%     12/01/10         900        1,010,961
------------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (Hmong Academy);
     Series 2006 A, Lease RB                           5.75%     09/01/26         300          217,620
------------------------------------------------------------------------------------------------------
     Series 2006 A, Lease RB                           6.00%     09/01/36         390          265,972
------------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (New Spirit Charter School); Series
     2002 A, Lease RB                                  7.50%     12/01/31         890          750,831
------------------------------------------------------------------------------------------------------
  St. Paul (City of) Housing & Redevelopment
     Authority (Rossy & Richard Shaller);
     Series 2007 A, RB                                 5.05%     10/01/27       1,750        1,201,270
------------------------------------------------------------------------------------------------------
     Series 2007 A, RB                                 5.15%     10/01/42         275          162,126
------------------------------------------------------------------------------------------------------
  Vadnais Heights (City of) (Agriculture & Food
     Sciences);
     Series 2004 A, Lease RB                           6.38%     12/01/24         900          688,581
------------------------------------------------------------------------------------------------------
     Series 2004 A, Lease RB                           6.60%     12/01/34         275          195,712
------------------------------------------------------------------------------------------------------
  Washington (County of) Housing & Redevelopment
     Authority (Birchwood & Woodbury);
     Series 2007 A, Health Care & Housing RB           5.00%     12/01/14       1,000          852,470
------------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care & Housing RB           5.55%     12/01/27       1,210          869,833
------------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care & Housing RB           5.63%     06/01/37       1,000          662,820
------------------------------------------------------------------------------------------------------
  Woodbury (City of) (Math & Science Academy);
     Series 2002 A, Ref. Lease RB                      7.38%     12/01/24         250          219,650
------------------------------------------------------------------------------------------------------
     Series 2002 A, Ref. Lease RB                      7.50%     12/01/31         750          632,722
======================================================================================================
                                                                                            46,502,122
======================================================================================================


MISSOURI-3.42%

  370/Missouri Bottom Road/Tussing Road
     Transportation Development District;
     Series 2002, RB                                   7.00%     05/01/22         750          651,727
------------------------------------------------------------------------------------------------------
     Series 2002, RB                                   7.20%     05/01/33         500          389,035
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
MISSOURI-(CONTINUED)

  Branson (City of) Industrial Development
     Authority (Branson Landing-Retail); Series
     2005, Tax Increment Allocation IDR                5.25%     06/01/21     $ 1,455     $  1,107,400
------------------------------------------------------------------------------------------------------
  Branson Hills Infrastructure Facilities
     Community Improvement District;
     Series 2007 A, Special Assessment RB              5.00%     04/01/11         550          537,713
------------------------------------------------------------------------------------------------------
     Series 2007 A, Special Assessment RB              5.00%     04/01/13         300          280,914
------------------------------------------------------------------------------------------------------
     Series 2007 A, Special Assessment RB              5.00%     04/01/15         500          444,365
------------------------------------------------------------------------------------------------------
  Cass (County of); Series 2007, Hospital RB           5.63%     05/01/38       1,300          894,140
------------------------------------------------------------------------------------------------------
  Chillicothe (City of) (South U.S. 65); Series
     2006, Tax Increment Allocation RB                 5.50%     04/01/21       1,000          791,400
------------------------------------------------------------------------------------------------------
  Des Peres (City of) (West County Center); Series
     2002 A, Ref. Tax Increment Allocation RB          5.75%     04/15/20       1,000          835,410
------------------------------------------------------------------------------------------------------
  Desloge (City of) (U.S. Highway 67/State Street
     Redevelopment); Series 2005, Ref. Tax
     Increment Allocation RB                           5.20%     04/15/20         535          423,929
------------------------------------------------------------------------------------------------------
  Grandview (City of) Industrial Development
     Authority (Grandview Crossing); Series 2006,
     Tax Increment Allocation IDR                      5.75%     12/01/28       1,250          512,275
------------------------------------------------------------------------------------------------------
  Kansas City (City of) Industrial Development
     Authority (The Bishop Spencer Place, Inc.);
     Series 2004 A, First Mortgage Health Care
     Facilities IDR                                    6.25%     01/01/24         500          368,085
------------------------------------------------------------------------------------------------------
  Kansas City (City of) Tax Increment Financing
     Commission (Maincor); Series 2007 A, Tax
     Increment Allocation RB                           5.25%     03/01/18         500          414,750
------------------------------------------------------------------------------------------------------
  Maplewood (City of) (Maplewood South
     Redevelopment Area); Series 2005, Ref. Tax
     Increment RB                                      5.75%     11/01/26       1,350          992,115
------------------------------------------------------------------------------------------------------
  Platte (County of) Industrial Development
     Authority (Zona Rosa Phase II); Series 2007,
     Transition IDR                                    6.85%     04/01/29       3,500        2,646,595
------------------------------------------------------------------------------------------------------
  Polk (County of) Industrial Development
     Authority (Citizen's Memorial Health Care
     Federation); Series 2008, IDR                     6.50%     01/01/33       2,000        1,472,220
------------------------------------------------------------------------------------------------------
  Richmond Heights (City of) (Francis Place
     Redevelopment); Series 2005, Ref. &
     Improvement Tax Increment & Transportation
     Sales Tax RB                                      5.63%     11/01/25         750          551,790
------------------------------------------------------------------------------------------------------
  St. Joseph (City of) Industrial Development
     Authority (The Shoppes at North Village);
     Series 2005 A, Tax Increment Allocation IDR       5.25%     11/01/13         500          472,040
------------------------------------------------------------------------------------------------------
     Series 2005 A, Tax Increment Allocation IDR       5.50%     11/01/27         750          528,353
------------------------------------------------------------------------------------------------------
     Series 2005 B, Tax Increment Allocation IDR       5.50%     11/01/27       1,000          704,470
------------------------------------------------------------------------------------------------------
  St. Louis (City of) Industrial Development
     Authority (Confluence Academy); Series 2007
     A, IDR                                            5.35%     06/15/32         750          468,263
------------------------------------------------------------------------------------------------------
  St. Louis (County of) Industrial Development
     Authority (St. Andrew's Resources for
     Seniors) Series 2007 A, Senior Living
     Facilities IDR                                    6.38%     12/01/41       1,000          682,090
------------------------------------------------------------------------------------------------------
  Strother Interchange Transportation Development
     District (Lees Summit); Series 2006, RB           5.00%     05/01/24         675          475,524
======================================================================================================
                                                                                            16,644,603
======================================================================================================


MONTANA-0.10%

  Montana (State of) Facility Finance Authority
     (St. John's Lutheran Church); Series 2006 A,
     Senior Living RB                                  6.13%     05/15/36         750          483,015
======================================================================================================


NEVADA-0.33%

  Las Vegas Valley Water District; Series 2003 A,
     Ref. & Water Improvement Limited Tax GO
     (INS-Financial Guaranty Insurance Co.)(d)         5.00%     06/01/32       1,150        1,116,144
------------------------------------------------------------------------------------------------------
  University and Community College System of
     Nevada; Series 2002 A, RB (INS-Financial
     Guaranty Insurance Co.)(d)                        5.40%     07/01/31         500          505,955
======================================================================================================
                                                                                             1,622,099
======================================================================================================


NEW HAMPSHIRE-0.27%

  New Hampshire (State of) Health & Education
     Facilities Authority (The Huntington at
     Nashua);
     Series 2003 A, RB                                 6.88%     05/01/23         750          700,650
------------------------------------------------------------------------------------------------------
     Series 2003 A, RB                                 6.88%     05/01/33         750          637,620
======================================================================================================
                                                                                             1,338,270
======================================================================================================


NEW JERSEY-1.89%

  Burlington (County of) Bridge Commission (The
     Evergreens); Series 2007, Economic
     Development RB                                    5.63%     01/01/38       2,400        1,421,784
------------------------------------------------------------------------------------------------------
  New Jersey (State of) Economic Development
     Authority (Cedar Crest Village, Inc.
     Facility); Series 2001 A, Retirement
     Community RB(b)(c)                                7.25%     11/15/11         500          570,715
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
NEW JERSEY-(CONTINUED)

  New Jersey (State of) Economic Development
     Authority (Continental Airlines, Inc.);
     Series 1999, Special Facilities RB(e)             6.25%     09/15/29     $ 1,000     $    569,040
------------------------------------------------------------------------------------------------------
     Series 2000, Special Facilities RB(e)             7.00%     11/15/30         565          349,972
------------------------------------------------------------------------------------------------------
     Series 2000, Special Facilities RB(e)             7.20%     11/15/30         425          269,650
------------------------------------------------------------------------------------------------------
     Series 2003, Special Facilities RB(e)             9.00%     06/01/33         500          381,865
------------------------------------------------------------------------------------------------------
  New Jersey (State of) Economic Development
     Authority (Lions Gate);
     Series 2005 A, First Mortgage RB                  5.00%     01/01/15         825          770,269
------------------------------------------------------------------------------------------------------
     Series 2005 A, First Mortgage RB                  5.75%     01/01/25         710          542,355
------------------------------------------------------------------------------------------------------
     Series 2005 A, First Mortgage RB                  5.88%     01/01/37       1,360          937,761
------------------------------------------------------------------------------------------------------
  New Jersey (State of) Economic Development
     Authority (Seashore Gardens Living Center);
     Series 2001, First Mortgage RB(b)(c)              8.00%     04/01/11         800          922,376
------------------------------------------------------------------------------------------------------
     Series 2001, First Mortgage RB(b)(c)              8.00%     04/01/11         500          576,485
------------------------------------------------------------------------------------------------------
     Series 2006, First Mortgage RB                    5.30%     11/01/26       1,100          716,430
------------------------------------------------------------------------------------------------------
     Series 2006, First Mortgage RB                    5.38%     11/01/36         700          401,709
------------------------------------------------------------------------------------------------------
  New Jersey (State of) Transportation Trust Fund
     Authority; Series 2005 B, RB (INS-Ambac
     Assurance Corp.)(d)                               5.25%     12/15/23         750          783,630
======================================================================================================
                                                                                             9,214,041
======================================================================================================


NEW MEXICO-0.20%

  Mariposa East Public Improvement District;
     Series 2006, Unlimited Tax GO                     5.75%     09/01/21         500          361,305
------------------------------------------------------------------------------------------------------
     Series 2006, Unlimited Tax GO                     6.00%     09/01/32       1,000          611,220
======================================================================================================
                                                                                               972,525
======================================================================================================


NEW YORK-2.24%

  Broome (County of) Industrial Development Agency
     (Good Shepherd Village);
     Series 2008 A, Continuing Care Retirement IDR     6.15%     07/01/18         500          432,290
------------------------------------------------------------------------------------------------------
     Series 2008 A, Continuing Care Retirement IDR     6.75%     07/01/28         600          455,082
------------------------------------------------------------------------------------------------------
     Series 2008 A, Continuing Care Retirement IDR     6.88%     07/01/40       1,000          708,440
------------------------------------------------------------------------------------------------------
  East Rochester (City of) Housing Authority
     (Woodland Village); Series 2006, Ref. Senior
     Living RB                                         5.50%     08/01/33       1,700        1,045,160
------------------------------------------------------------------------------------------------------
  Erie (County of) Industrial Development Agency
     (Orchard Park CCRC, Inc.);
     Series 2006 A, IDR                                6.00%     11/15/26       1,100          754,072
------------------------------------------------------------------------------------------------------
     Series 2006 A, IDR                                6.00%     11/15/36       2,000        1,228,340
------------------------------------------------------------------------------------------------------
  Monroe (County of) Industrial Development Agency
     (Woodland Village); Series 2000, Civic
     Facilities IDR(b)(c)                              8.55%     11/15/10       1,000        1,138,340
------------------------------------------------------------------------------------------------------
  Nassau (County of) Industrial Development Agency
     (Amsterdam at Harborside); Series 2007 A,
     Continuing Care Retirement IDR                    6.50%     01/01/27       1,000          818,620
------------------------------------------------------------------------------------------------------
  New York (State of) Dormitory Authority (Mount
     Sinai NYU Health Obligated Group); Series
     2000, RB                                          5.50%     07/01/26         500          432,450
------------------------------------------------------------------------------------------------------
  Syracuse (City of) Industrial Development Agency
     (Jewish Home of Central New York, Inc.);
     Series 2001 A, First Mortgage IDR                 7.38%     03/01/21         350          313,239
------------------------------------------------------------------------------------------------------
     Series 2001 A, First Mortgage IDR                 7.38%     03/01/31         500          398,330
------------------------------------------------------------------------------------------------------
  Ulster (County of) Industrial Development
     Agency, Series 2007 A, Civic Facilities IDR       6.00%     09/15/27       2,000        1,412,620
------------------------------------------------------------------------------------------------------
     Series 2007 A, Civic Facilities IDR               6.00%     09/15/37       2,000        1,236,560
------------------------------------------------------------------------------------------------------
  Westchester (County of) Industrial Development
     Agency (Hebrew Hospital Senior Housing Inc.);
     Series 2000 A, Continuing Care Retirement
     IDR(b)(c)                                         7.38%     07/01/10         500          549,730
======================================================================================================
                                                                                            10,923,273
======================================================================================================


NORTH CAROLINA-0.79%

  North Carolina (State of) Medical Care
     Commission (Pennybyrn at Maryfield); Series
     2005 A, Health Care Facilities RB                 6.13%     10/01/35       1,300          828,815
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

  North Carolina (State of) Medical Care
     Commission (Southminister); Series 2007 A,
     First Mortgage Retirement Facilities RB           5.75%     10/01/37     $ 1,500     $  1,082,670
------------------------------------------------------------------------------------------------------
  North Carolina (State of) Medical Care
     Commission (The Presbyterian Homes Obligated
     Group);
     Series 2006, First Mortgage Health Care
     Facilities RB                                     5.60%     10/01/36       1,000          692,220
------------------------------------------------------------------------------------------------------
     Series 2006 B, Ref. First Mortgage Health
     Care Facilities RB                                5.20%     10/01/21       1,500        1,226,955
======================================================================================================
                                                                                             3,830,660
======================================================================================================


NORTH DAKOTA-0.70%

  Grand Forks (City of) (4000 Valley Square);
     Series 2006, Ref. Senior Housing RB               5.13%     12/01/21       1,315          952,402
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. Senior Housing RB               5.30%     12/01/34         855          484,529
------------------------------------------------------------------------------------------------------
  Traill (County of) (Hillsboro Medical Center);
     Series 2007, Health Care RB                       5.25%     05/01/20         500          371,010
------------------------------------------------------------------------------------------------------
     Series 2007, Health Care RB                       5.50%     05/01/26       1,520        1,018,126
------------------------------------------------------------------------------------------------------
     Series 2007, Health Care RB                       5.50%     05/01/42       1,000          566,280
======================================================================================================
                                                                                             3,392,347
======================================================================================================


OHIO-3.13%

  Adams (County of) (Adams County Hospital);
     Series 2005, Hospital Facilities Improvement
     RB                                                5.50%     09/01/09         375          374,280
------------------------------------------------------------------------------------------------------
     Series 2005, Hospital Facilities Improvement
     RB                                                5.75%     09/01/10         395          375,823
------------------------------------------------------------------------------------------------------
  Centerville (City of) (Bethany Lutheran Village
     Continuing Care Facilities Expansion),
     Series 2007 A, Health Care RB                     5.75%     11/01/22       1,000          721,290
------------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care RB                     6.00%     11/01/27       2,000        1,397,600
------------------------------------------------------------------------------------------------------
  Cleveland (City of)-Cuyahoga (County of) Port
     Authority (St. Clarence-Governmental and
     Educational Assistance Corp., LLC); Series
     2006 A, Senior Housing RB                         6.25%     05/01/38       2,710        1,551,610
------------------------------------------------------------------------------------------------------
  Cleveland (City of)-Cuyahoga (County of) Port
     Authority; Series 2001, Special Assessment
     Tax Increment RB                                  7.35%     12/01/31       1,000          862,440
------------------------------------------------------------------------------------------------------
  Cuyahoga (County of) (Canton Inc.); Series 2000,
     Hospital Facilities RB                            7.50%     01/01/30         750          672,637
------------------------------------------------------------------------------------------------------
  Cuyahoga (County of) (Eliza Jennings Senior Care
     Network),
     Series 2007 A, Health Care & Independent
     Living Facilities RB                              5.75%     05/15/27       1,000          668,980
------------------------------------------------------------------------------------------------------
     Series 2007 A, Health Care & Independent
     Living Facilities RB                              6.00%     05/15/37       1,000          619,030
------------------------------------------------------------------------------------------------------
  Hickory Chase Community Authority;
     Series 2008, Infrastructure Improvement RB        6.75%     12/01/27       2,000        1,504,180
------------------------------------------------------------------------------------------------------
     Series 2008, Infrastructure Improvement RB        7.00%     12/01/38       1,500        1,079,400
------------------------------------------------------------------------------------------------------
  Lucas (County of) (Sunset Retirement
     Communities);
     Series 2000 A, Ref. & Improvement Health Care
     Facilities RB                                     6.50%     08/15/20         920          849,022
------------------------------------------------------------------------------------------------------
     Series 2000 A, Ref. & Improvement Health Care
     Facilities RB                                     6.55%     08/15/24         500          444,535
------------------------------------------------------------------------------------------------------
  Norwood (City of) (Cornerstone at Norwood);
     Series 2006, Tax Increment Financing RB           5.25%     12/01/15       1,080          914,026
------------------------------------------------------------------------------------------------------
     Series 2006, Tax Increment Financing RB           5.75%     12/01/20       1,300          978,822
------------------------------------------------------------------------------------------------------
  Toledo (City of) & Lucas (County of) Port
     Authority (St. Mary Woods);
     Series 2004 A, RB                                 6.00%     05/15/24       1,750        1,260,700
------------------------------------------------------------------------------------------------------
     Series 2004 A, RB                                 6.00%     05/15/34       1,500          957,690
======================================================================================================
                                                                                            15,232,065
======================================================================================================


OKLAHOMA-3.07%

  Cleveland (County of) Justice Authority
     (Detention Facility); Series 2009 B, Sales
     Tax RB                                            5.75%     03/01/29       1,400        1,380,344
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
OKLAHOMA-(CONTINUED)

  Oklahoma (County of) Finance Authority (Epworth
     Villa);
     Series 2005 A, Ref. RB                            5.00%     04/01/15     $ 1,025     $    880,485
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. RB                            5.70%     04/01/25       2,500        1,736,725
------------------------------------------------------------------------------------------------------
  Oklahoma (County of) Finance Authority (Oxford
     Oaks, Watersedge & Gardens at Reding
     Apartments); Series 2000, Ref. VRD MFH RB
     (CEP-Federal National Mortgage
     Association)(f)(g)                                0.50%     07/15/30      10,450       10,450,000
------------------------------------------------------------------------------------------------------
  Oklahoma (State of) Development Finance
     Authority (Comanche County Hospital); Series
     2002 B, RB                                        6.60%     07/01/31         625          506,063
======================================================================================================
                                                                                            14,953,617
======================================================================================================


OREGON-0.70%

  Clackamas (County of) Hospital Facilities
     Authority (Gross-Willamette Falls); Series
     2005, Ref. RB                                     5.13%     04/01/26       1,000          748,950
------------------------------------------------------------------------------------------------------
  Clackamas (County of) Hospital Facilities
     Authority (Odd Fellows Home); Series 1998 A,
     Ref. RB                                           5.88%     09/15/21         230          172,334
------------------------------------------------------------------------------------------------------
  Oregon (State of) Health Housing Educational &
     Cultural Facilities Authority (Oregon Baptist
     Retirement Homes); Series 1996, RB                8.00%     11/15/26         655          582,040
------------------------------------------------------------------------------------------------------
  Yamhill (County of) Hospital Authority
     (Friendsview Retirement Community); Series
     2003, RB(b)(c)                                    7.00%     12/01/13       1,555        1,903,895
======================================================================================================
                                                                                             3,407,219
======================================================================================================


PENNSYLVANIA-4.41%

  Allegheny (County of) Hospital Development
     Authority (Villa St. Joseph of Baden); Series
     1998, Health Care Facilities RB                   6.00%     08/15/28         500          344,735
------------------------------------------------------------------------------------------------------
  Allegheny (County of) Industrial Development
     Authority (Propel Schools-Homestead); Series
     2004 A, Charter School IDR                        7.00%     12/15/15         685          663,087
------------------------------------------------------------------------------------------------------
  Blair (County of) Industrial Development
     Authority (Village of Pennsylvania State);
     Series 2002 A, IDR                                6.90%     01/01/22         500          413,665
------------------------------------------------------------------------------------------------------
     Series 2002 A, IDR                                7.00%     01/01/34         500          356,910
------------------------------------------------------------------------------------------------------
  Chartiers Valley Industrial & Commercial
     Development Authority (Asbury Health Center);
     Series 1999, Ref. First Mortgage IDR              6.38%     12/01/19       1,000          868,210
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. First Mortgage IDR              5.13%     12/01/12         500          460,730
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. First Mortgage IDR              5.25%     12/01/13         500          454,680
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. First Mortgage IDR              5.25%     12/01/15         260          227,692
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. First Mortgage IDR              5.38%     12/01/16         500          406,785
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. First Mortgage IDR              5.75%     12/01/22         935          687,973
------------------------------------------------------------------------------------------------------
  Chester (County of) Industrial Development
     Authority (Avon Grove Charter School); Series
     2007 A, IDR                                       6.25%     12/15/27       1,000          746,280
------------------------------------------------------------------------------------------------------
  Crawford (County of) Hospital Authority (Wesbury
     United Methodist Community); Series 1999,
     Senior Living Facilities RB                       6.25%     08/15/29         750          542,265
------------------------------------------------------------------------------------------------------
  Cumberland (County of) Municipal Authority
     (Messiah Village); Series 2008 A, RB              6.00%     07/01/35       1,000          716,410
------------------------------------------------------------------------------------------------------
  Cumberland (County of) Municipal Authority
     (Presbyterian Homes Obligations);
     Series 2008 A, RB                                 5.00%     01/01/17       2,000        1,713,200
------------------------------------------------------------------------------------------------------
     Series 2008 A, RB                                 5.35%     01/01/20         515          426,564
------------------------------------------------------------------------------------------------------
     Series 2008 A, RB                                 5.45%     01/01/21         885          729,178
------------------------------------------------------------------------------------------------------
  Cumberland (County of) Municipal Authority
     (Wesley Affiliated Services, Inc.); Series
     2002 A, Retirement Community RB(b)(c)             7.13%     01/01/13         700          830,970
------------------------------------------------------------------------------------------------------
  Fulton (County of) Industrial Development
     Authority (The Fulton County Medical Center);
     Series 2006, Hospital IDR                         5.88%     07/01/31       1,500          971,415
------------------------------------------------------------------------------------------------------
  Harrisburg (City of) Authority (Harrisburg
     University of Science);
     Series 2007 A, University RB                      5.40%     09/01/16         550          519,283
------------------------------------------------------------------------------------------------------
     Series 2007 B, University RB                      6.00%     09/01/36       1,225          901,869
------------------------------------------------------------------------------------------------------
  Lancaster (County of) Hospital Authority (Saint
     Anne's Home); Series 1999, Health Center RB       6.63%     04/01/28         500          378,700
------------------------------------------------------------------------------------------------------
  Lancaster (County of) Industrial Development
     Authority (Garden Spot Village);
     Series 2000 A, IDR(b)(c)                          7.60%     05/01/10         250          271,278
------------------------------------------------------------------------------------------------------
     Series 2000 A, IDR(b)(c)                          7.63%     05/01/10         500          542,690
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

  Lawrence (County of) Industrial Development
     Authority (Shenango Presbyterian Senior Care
     Obligated Group); Series 2001 B, Senior
     Health & Housing Facilities IDR(b)(c)             7.50%     11/15/11     $ 1,000     $  1,172,240
------------------------------------------------------------------------------------------------------
  Lehigh (County of) General Purpose Authority
     (Bible Fellowship Church Home Inc.);
     Series 2001, First Mortgage RB                    7.63%     11/01/21         250          225,085
------------------------------------------------------------------------------------------------------
     Series 2001, First Mortgage RB                    7.75%     11/01/33         750          584,542
------------------------------------------------------------------------------------------------------
  North Penn (Region of) Health Hospital &
     Education Authority (Maple Village); Series
     2000 A, Hospital RB(b)(c)                         8.00%     04/01/10         300          321,519
------------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Economic Development
     Financing Authority (Northwestern Human
     Services, Inc.); Series 1998 A, RB                5.25%     06/01/14       1,000          884,960
------------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Higher Educational
     Facilities Authority (Student Association,
     Inc. at California University of
     Pennsylvania); Series 2000 A, Student Housing
     RB                                                6.75%     09/01/20         500          445,855
------------------------------------------------------------------------------------------------------
     Series 2000 A, Student Housing RB                 6.75%     09/01/32         320          254,557
------------------------------------------------------------------------------------------------------
  Philadelphia (City of) Industrial Development
     Authority (Cathedral Village); Series 2003 A,
     IDR                                               6.88%     04/01/34         500          370,950
------------------------------------------------------------------------------------------------------
  Philadelphia (City of) Industrial Development
     Authority (Russell Byers Charter School);
     Series 2007 A, IDR                                5.15%     05/01/27       1,000          678,030
------------------------------------------------------------------------------------------------------
     Series 2007 A, IDR                                5.25%     05/01/37       1,000          620,510
------------------------------------------------------------------------------------------------------
  Philadelphia (City of) Industrial Development
     Authority; Series 2007 A, IDR                     5.50%     09/15/37       2,700        1,741,419
======================================================================================================
                                                                                            21,474,236
======================================================================================================


RHODE ISLAND-0.92%

  Rhode Island (State of) Health & Educational
     Building Corp. (Lifespan Obligation);
     Series 2009 A, Hospital Financing RB              6.25%     05/15/30       2,000        2,014,740
------------------------------------------------------------------------------------------------------
     Series 2009 A, Hospital Financing RB              7.00%     05/15/39       2,500        2,478,750
======================================================================================================
                                                                                             4,493,490
======================================================================================================


SOUTH CAROLINA-2.09%

  South Carolina (State of) Jobs-Economic
     Development Authority (Lutheran Homes);
     Series 2007, Ref. First Mortgage Health Care
     Facilities RB                                     5.00%     05/01/14       1,035          948,288
------------------------------------------------------------------------------------------------------
     Series 2007, Ref. First Mortgage Health Care
     Facilities RB                                     5.38%     05/01/21       1,500        1,080,645
------------------------------------------------------------------------------------------------------
     Series 2007, Ref. First Mortgage Health Care
     Facilities RB                                     5.50%     05/01/28       1,100          717,299
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (Palmetto Health
     Alliance);
     Series 2000 A, Hospital Facilities
     Improvement RB(b)(c)                              7.38%     12/15/10         800          894,168
------------------------------------------------------------------------------------------------------
     Series 2003 A, Ref. Hospital Facilities RB        6.13%     08/01/23       1,500        1,389,945
------------------------------------------------------------------------------------------------------
     Series 2003 A, Ref. Hospital Facilities RB        6.25%     08/01/31       1,570        1,367,831
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (South Carolina
     Episcopal Home at Still Hopes);
     Series 2004 A, Residential Care Facilities RB     6.25%     05/15/25         750          559,987
------------------------------------------------------------------------------------------------------
     Series 2004 A, Residential Care Facilities RB     6.38%     05/15/32       1,250          843,750
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (The Woodlands at
     Furman); Series 2007 A, RB                        6.00%     11/15/37       2,000        1,235,600
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Jobs-Economic
     Development Authority (Wesley Commons);
     Series 2000, First Mortgage Health Facilities
     RB(b)(c)                                          7.75%     10/01/10         700          782,019
------------------------------------------------------------------------------------------------------
     Series 2000, First Mortgage Health Facilities
     RB(b)(c)                                          8.00%     10/01/10         300          336,018
======================================================================================================
                                                                                            10,155,550
======================================================================================================


SOUTH DAKOTA-0.29%

  Sioux Falls (City of); Series 2008 A, Tax
     Increment Allocation RB                           5.75%     01/15/28       1,300          932,529
------------------------------------------------------------------------------------------------------
  South Dakota (State of) Health & Educational
     Facilities Authority (Westhills Village
     Retirement Community); Series 2003, RB            5.65%     09/01/23         500          469,370
======================================================================================================
                                                                                             1,401,899
======================================================================================================


TENNESSEE-0.60%

  Blount (County of) Health & Educational
     Facilities Board (Asbury Inc.); Series 2007
     A, Ref. RB                                        5.13%     04/01/23       1,690        1,153,121
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

  Davidson and Williamson (Counties of) Harpeth
     Valley Utilities District; Series 2004,
     Utilities Improvement RB (INS-National Public
     Finance Guarantee Corp.)(d)                       5.00%     09/01/34     $ 1,000     $    990,020
------------------------------------------------------------------------------------------------------
  Johnson City (City of) Health & Educational
     Facilities Board (Appalachian Christian
     Village);
     Series 2004 A, Retirement Facilities RB           6.00%     02/15/24         500          377,775
------------------------------------------------------------------------------------------------------
     Series 2004 A, Retirement Facilities RB           6.25%     02/15/32         600          407,934
======================================================================================================
                                                                                             2,928,850
======================================================================================================


TEXAS-7.64%

  Abilene (City of) Health Facilities Development
     Corp. (Sears Methodist Retirement System
     Obligated Group Report); Series 2003 A,
     Retirement Facilities RB                          7.00%     11/15/33       2,400        1,736,400
------------------------------------------------------------------------------------------------------
  Atlanta (City of) Hospital Authority; Series
     1999, RB                                          6.70%     08/01/19         500          446,440
------------------------------------------------------------------------------------------------------
  Bexar (County of) Housing Finance Corp.
     (American Opportunity Housing); Sr. Series
     2002 A-1, MFH RB                                  6.85%     12/01/23         750          497,603
------------------------------------------------------------------------------------------------------
  Clifton Higher Education Finance Corp. (Tejano
     Center Community); Series 2009 A, Ref. RB         9.00%     02/15/38       2,000        1,947,560
------------------------------------------------------------------------------------------------------
  Corpus Christi (Port of) Industrial Development
     Corp. (Valero); Series 1997 C, Ref. IDR           5.40%     04/01/18         605          566,855
------------------------------------------------------------------------------------------------------
  Dallas-Fort Worth (Cities of) International
     Airport Facilities Improvement Corp.; Series
     2000 A-3, Ref. RB(e)                              9.13%     05/01/29         500          248,670
------------------------------------------------------------------------------------------------------
  Decatur (City of) Hospital Authority (Wise
     Regional Health System);
     Series 2004 A, RB                                 5.63%     09/01/13       1,735        1,681,406
------------------------------------------------------------------------------------------------------
     Series 2004 A, RB                                 7.00%     09/01/25       2,825        2,252,146
------------------------------------------------------------------------------------------------------
     Series 2004 A, RB                                 7.13%     09/01/34         905          682,714
------------------------------------------------------------------------------------------------------
  Gulf Coast Waste Disposal Authority (Valero
     Energy Corp.); Series 2001, RB(e)                 6.65%     04/01/32         900          755,064
------------------------------------------------------------------------------------------------------
  Harris (County of) Health Facilities Development
     Corp. (Memorial Hermann Healthcare System);
     Series 2008 B, Hospital RB                        7.20%     12/01/28       1,000        1,037,370
------------------------------------------------------------------------------------------------------
  HFDC of Central Texas, Inc. (Villa de San
     Antonio); Series 2004 A, RB                       6.00%     05/15/25         500          339,455
------------------------------------------------------------------------------------------------------
  HFDC of Central Texas, Inc.;
     Series 2006 A, Retirement Facilities RB           5.63%     11/01/26         750          487,005
------------------------------------------------------------------------------------------------------
     Series 2006 A, Retirement Facilities RB           5.50%     11/01/31         500          296,395
------------------------------------------------------------------------------------------------------
     Series 2006 A, Retirement Facilities RB           5.75%     11/01/36       1,000          593,640
------------------------------------------------------------------------------------------------------
  Hidalgo (County of) Health Services Corp.
     (Mission Hospital, Inc.);
     Series 2005, Hospital RB                          5.00%     08/15/15         500          443,860
------------------------------------------------------------------------------------------------------
     Series 2005, Hospital RB                          5.00%     08/15/19         700          559,762
------------------------------------------------------------------------------------------------------
  Hopkins (County of) Hospital District;
     Series 2008, RB                                   6.00%     02/15/33       1,000          753,430
------------------------------------------------------------------------------------------------------
     Series 2008, RB                                   6.00%     02/15/38       1,000          735,690
------------------------------------------------------------------------------------------------------
  Houston (City of) (Continental Airlines, Inc.
     Terminal E); Series 2001 E, Airport System
     Special Facilities RB(e)                          6.75%     07/01/29         500          306,500
------------------------------------------------------------------------------------------------------
  Houston (City of) Health Facilities Development
     Corp. (Buckingham Senior Living Community);
     Series 2004 A, Retirement Facilities RB(b)(c)     7.00%     02/15/14         300          361,233
------------------------------------------------------------------------------------------------------
     Series 2004 A, Retirement Facilities RB(b)(c)     7.00%     02/15/14         750          903,082
------------------------------------------------------------------------------------------------------
     Series 2004 A, Retirement Facilities RB(b)(c)     7.13%     02/15/14         450          544,401
------------------------------------------------------------------------------------------------------
  La Vernia Higher Education Finance Corp. (Amigos
     Por Vida/Friends for Life); Series 2008, RB       6.38%     02/15/37       1,635        1,138,598
------------------------------------------------------------------------------------------------------
  La Vernia Higher Education Finance Corp.;
     Series 2008 A, RB                                 6.25%     02/15/17       1,245        1,093,247
------------------------------------------------------------------------------------------------------
     Series 2008 A, RB                                 7.13%     02/15/38       2,000        1,519,700
------------------------------------------------------------------------------------------------------
  Lufkin (City of) Health Facilities Development
     Corp. (Memorial Health System of East Texas);
     Series 2007, RB                                   5.50%     02/15/37       1,000          677,760
------------------------------------------------------------------------------------------------------
  Meadow Parc Development, Inc. (Meadow Parc
     Apartments); Series 1998, MFH RB                  6.50%     12/01/30       1,135          831,274
------------------------------------------------------------------------------------------------------
  Mesquite (City of) Health Facilities Development
     Corp. (Christian Care Centers, Inc.); Series
     2005, Retirement Facilities RB                    5.63%     02/15/35         945          634,265
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

  Midlothian (City of) Development Authority;
     Series 2001, Tax Increment Contract
     Allocation RB(b)(c)                               7.88%     05/15/11     $ 1,000     $  1,161,810
------------------------------------------------------------------------------------------------------
     Series 2004, Tax Increment Contract
     Allocation RB(a)                                  6.20%     11/15/29       1,000          764,870
------------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (Buckingham Senior
     Living Community, Inc.);
     Series 2007, Retirement Facilities RB             5.63%     11/15/27       1,500        1,044,240
------------------------------------------------------------------------------------------------------
     Series 2007, Retirement Facilities RB             5.75%     11/15/37       3,500        2,258,970
------------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (C.C. Young Memorial
     Home);
     Series 2007, Retirement Facilities RB             5.25%     02/15/17       1,150          920,908
------------------------------------------------------------------------------------------------------
     Series 2007, Retirement Facilities RB             5.75%     02/15/25       1,500        1,045,305
------------------------------------------------------------------------------------------------------
     Series 2007, Retirement Facilities RB             5.75%     02/15/29       1,600        1,037,840
------------------------------------------------------------------------------------------------------
  Tarrant (County of) Cultural Education
     Facilities Finance Corp. (Northwest Senior
     Housing Corp.-Edgemere);
     Series 2006 A, Retirement Facilities RB           6.00%     11/15/26       1,200          896,988
------------------------------------------------------------------------------------------------------
     Series 2006 A, Retirement Facilities RB           6.00%     11/15/36       2,000        1,337,060
------------------------------------------------------------------------------------------------------
  Travis (County of) Health Facilities Development
     Corp. (Querencia Barton Creek);
     Series 2005, Retirement Facilities RB             5.50%     11/15/25       1,650        1,068,012
------------------------------------------------------------------------------------------------------
     Series 2005, Retirement Facilities RB             5.65%     11/15/35       1,250          756,900
------------------------------------------------------------------------------------------------------
  Woodhill Public Facilities Corp. (Woodhill
     Apartments); Series 1999, MFH RB                  7.50%     12/01/29       1,000          840,220
======================================================================================================
                                                                                            37,204,648
======================================================================================================


UTAH-3.23%

  Provo (City of) (Freedom Academy Foundation);
     Series 2007, Charter School RB                    5.50%     06/15/37       1,450          884,268
------------------------------------------------------------------------------------------------------
  Utah (County of) (Lakeview Academy); Series 2007
     A, Charter School RB                              5.63%     07/15/37       2,200        1,382,590
------------------------------------------------------------------------------------------------------
  Utah (County of) (Renaissance Academy);
     Series 2007 A, Charter School RB                  5.35%     07/15/17       1,000          842,320
------------------------------------------------------------------------------------------------------
     Series 2007 A, Charter School RB                  5.63%     07/15/37       1,350          848,408
------------------------------------------------------------------------------------------------------
  Utah (County of) (Ronald Wilson Reagan Academy);
     Series 2007 A, Charter School RB                  5.75%     02/15/22         340          260,253
------------------------------------------------------------------------------------------------------
     Series 2007 A, Charter School RB                  6.00%     02/15/38       2,710        1,797,597
------------------------------------------------------------------------------------------------------
  Utah (State of) Charter School Finance Authority
     (Channing Hall);
     Series 2007 A, RB(a)                              5.88%     07/15/27         780          547,357
------------------------------------------------------------------------------------------------------
     Series 2007 A, RB(a)                              6.00%     07/15/37       2,100        1,382,703
------------------------------------------------------------------------------------------------------
  Utah (State of) Charter School Finance Authority
     (George Washington Academy);
     Series 2008 A, RB                                 6.75%     07/15/28       1,340        1,047,853
------------------------------------------------------------------------------------------------------
     Series 2008 A, RB                                 7.00%     07/15/40       1,690        1,272,587
------------------------------------------------------------------------------------------------------
  Utah (State of) Charter School Finance Authority
     (Rockwell Academy); Series 2008 A, RB             7.00%     08/15/38       2,000        1,528,960
------------------------------------------------------------------------------------------------------
  Utah (State of) Charter School Finance Authority
     (Summit Academy); Series 2007 A, RB               5.80%     06/15/38       3,800        2,560,098
------------------------------------------------------------------------------------------------------
  West Valley City (City of) (Monticello Academy);
     Series 2007, Ref. Charter School RB(a)            6.38%     06/01/37       2,000        1,392,840
======================================================================================================
                                                                                            15,747,834
======================================================================================================


VIRGINIA-2.21%

  Chesterfield (County of) Health Center
     Commission (Lucy Corr Village);
     Series 2008 A, Residential Care Facilities RB     6.13%     12/01/30       2,000        1,339,460
------------------------------------------------------------------------------------------------------
     Series 2008 A, Residential Care Facilities RB     6.25%     12/01/38       2,000        1,287,900
------------------------------------------------------------------------------------------------------
  Henrico (County of) Economic Development
     Authority (Virginia United Methodist Homes);
     Series 2002 A, Ref. Residential Care
     Facilities RB                                     6.50%     06/01/22         750          647,565
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
VIRGINIA-(CONTINUED)

  Lexington (City of) Industrial Development
     Authority (Kendall at Lexington);
     Series 2007 A, Residential Care Facilities
     Mortgage IDR                                      5.25%     01/01/21     $   895     $    675,323
------------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR                                      5.38%     01/01/22         780          585,382
------------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR                                      5.38%     01/01/23         425          309,251
------------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR                                      5.38%     01/01/28         750          502,860
------------------------------------------------------------------------------------------------------
     Series 2007 A, Residential Care Facilities
     Mortgage IDR                                      5.50%     01/01/37       1,300          793,663
------------------------------------------------------------------------------------------------------
  Lynchburg (City of) Industrial Development
     Authority (The Summit); Series 2002 A,
     Residential Care Facilities Mortgage IDR          6.25%     01/01/28         500          359,725
------------------------------------------------------------------------------------------------------
  Norfolk Redevelopment & Housing Authority (Fort
     Norfolk Retirement Community, Inc.-Harbor's
     Edge);
     Series 2004 A, First Mortgage RB                  6.00%     01/01/25         500          370,685
------------------------------------------------------------------------------------------------------
     Series 2004 A, First Mortgage RB                  6.13%     01/01/35       1,100          731,610
------------------------------------------------------------------------------------------------------
  Peninsula Ports Authority (Virginia Baptist
     Homes);
     Series 2003 A, Residential Care Facilities
     RB(b)(c)                                          7.38%     12/01/13         500          607,820
------------------------------------------------------------------------------------------------------
     Series 2006 C, Ref. Residential Care
     Facilities RB                                     5.38%     12/01/26       1,000          676,490
------------------------------------------------------------------------------------------------------
     Series 2006 C, Ref. Residential Care
     Facilities RB                                     5.40%     12/01/33       1,000          601,590
------------------------------------------------------------------------------------------------------
  Peninsula Town Center Community Development
     Authority,
     Series 2007, Special Obligations RB               6.35%     09/01/28       1,000          658,660
------------------------------------------------------------------------------------------------------
     Series 2007, Special Obligations RB               6.45%     09/01/37       1,000          624,940
======================================================================================================
                                                                                            10,772,924
======================================================================================================


WASHINGTON-1.50%

  Klickitat (County of) Public Hospital District
     No. 1 (Skagit Valley Hospital); Series 2007,
     RB                                                5.75%     12/01/28       1,250          979,663
------------------------------------------------------------------------------------------------------
  Klickitat (County of) Public Hospital District
     No. 2 (Skyline Hospital); Series 2007, RB         6.50%     12/01/38       2,000        1,410,520
------------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority (Multi-Care Health System); Series
     2007 B, RB (INS-Financial Security Assurance
     Inc.)(d)                                          5.00%     08/15/41       1,000          854,520
------------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority (Seattle Cancer Care Alliance);
     Series 2009, RB                                   7.38%     03/01/38         500          516,440
------------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority (Swedish Health Services); Series
     2009 A, RB                                        6.50%     11/15/33       1,500        1,467,945
------------------------------------------------------------------------------------------------------
  Washington (State of) Health Care Facilities
     Authority; Series 2007 C, RB (INS-Radian
     Asset Assurance, Inc.)(d)                         5.50%     08/15/42       3,000        2,064,810
======================================================================================================
                                                                                             7,293,898
======================================================================================================


WEST VIRGINIA-1.43%

  Harrison County (County of) Commission (Charles
     Pointe No. 2);
     Series 2008 A, Ref. Tax Increment Allocation
     RB                                                7.00%     06/01/35       1,500        1,081,050
------------------------------------------------------------------------------------------------------
     Series 2008 B, Ref. Tax Increment Allocation
     RB                                                7.00%     06/01/28       1,000          755,950
------------------------------------------------------------------------------------------------------
  West Virginia (State of) Hospital Finance
     Authority (Thomas Health System);
     Series 2008, RB                                   6.50%     10/01/38       5,000        3,831,800
------------------------------------------------------------------------------------------------------
     Series 2008, RB                                   6.75%     10/01/43       1,650        1,283,189
======================================================================================================
                                                                                             6,951,989
======================================================================================================


WISCONSIN-2.56%

  Milwaukee (City of) Redevelopment Authority
     (Academy of Learning);
     Series 2007 A, Education RB                       5.50%     08/01/22         300          222,477
------------------------------------------------------------------------------------------------------
     Series 2007 A, Education RB                       5.65%     08/01/37       1,540          961,176
------------------------------------------------------------------------------------------------------
  Milwaukee (City of) Redevelopment Authority
     (Milwaukee Science Education Consortium,
     Inc.); Series 2005 A, RB                          5.75%     08/01/35       1,815        1,277,379
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (AE Nursing Centers);
     Series 2008, RB                                   7.15%     06/01/28       1,120          857,886
------------------------------------------------------------------------------------------------------
     Series 2008, RB                                   7.25%     06/01/38       1,000          732,490
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        AIM HIGH INCOME MUNICIPAL FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

  Wisconsin (State of) Health & Educational
     Facilities Authority (Beaver Dam Community
     Hospitals, Inc.);
     Series 2004 A, RB                                 6.50%     08/15/26     $   250     $    181,020
------------------------------------------------------------------------------------------------------
     Series 2004 A, RB                                 6.75%     08/15/34         950          666,092
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Community Memorial
     Hospital, Inc.); Series 2003, RB                  7.13%     01/15/22         990          871,249
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Community
     Rehabilitation Providers Facilities
     Acquisition Program); Series 1998, RB             6.88%     12/01/23         200          158,006
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Eastcastle Place,
     Inc.);
     Series 2004, RB                                   6.00%     12/01/24         500          362,770
------------------------------------------------------------------------------------------------------
     Series 2004, RB                                   6.13%     12/01/34       1,000          646,240
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (New Castle Place);
     Series 2001 A, RB                                 7.00%     12/01/31         250          186,602
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Oakwood Village);
     Series 2000 A, RB(b)                              7.63%     08/15/30       1,000        1,103,190
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Southwest Health
     Center); Series 2004 A, RB                        6.13%     04/01/24         260          207,449
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Tomah Memorial
     Hospital, Inc.);
     Series 2003, RB                                   6.00%     07/01/15         100           92,118
------------------------------------------------------------------------------------------------------
     Series 2003, RB                                   6.13%     07/01/16         150          131,984
------------------------------------------------------------------------------------------------------
     Series 2003, RB                                   6.63%     07/01/28         750          572,445
------------------------------------------------------------------------------------------------------
  Wisconsin (State of) Health & Educational
     Facilities Authority (Wisconsin Illinois
     Senior Housing, Inc.);
     Series 2006, Ref. RB                              5.50%     08/01/16       2,020        1,644,664
------------------------------------------------------------------------------------------------------
     Series 2006, Ref. RB                              5.80%     08/01/29       2,400        1,585,344
======================================================================================================
                                                                                            12,460,581
======================================================================================================


WYOMING-0.08%

  Teton (County of) Hospital District (St. John's
     Medical Center); Series 2002, RB                  6.75%     12/01/22         500          408,555
======================================================================================================
TOTAL INVESTMENTS(h)-97.84% (Cost $631,366,527)                                            476,483,833
======================================================================================================
OTHER ASSETS LESS LIABILITIES-2.16%                                                         10,515,578
======================================================================================================
NET ASSETS-100.00%                                                                        $486,999,411
______________________________________________________________________________________________________
======================================================================================================




Investment Abbreviations:

CEP   - Credit Enhancement Provider
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
INS   - Insurer
MFH   - Multi-Family Housing
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds
Ref   - Refunding
Sr.   - Senior
VRD   - Variable Rate Demand


Notes to Schedule of Investments:

(a) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at March 31, 2009 was $18,547,792, which represented 3.81% of the Fund's Net Assets.
(b) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d) Principal and/or interest payments are secured by the bond insurance company listed.
(e)   Security subject to the alternative minimum tax.
(f) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2009.
(g)   Security is considered a cash equivalent.
(h) Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5%.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        AIM HIGH INCOME MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $631,366,527)                           $ 476,483,833
---------------------------------------------------------------------------------
Cash                                                                       69,972
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        405,000
---------------------------------------------------------------------------------
  Fund shares sold                                                      1,973,546
---------------------------------------------------------------------------------
  Interest                                                             11,538,337
---------------------------------------------------------------------------------
  Fund expenses absorbed                                                    7,872
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          18,845
---------------------------------------------------------------------------------
Other assets                                                               37,658
=================================================================================
     Total assets                                                     490,535,063
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                 1,500,250
---------------------------------------------------------------------------------
  Fund shares reacquired                                                  733,183
---------------------------------------------------------------------------------
  Dividends                                                               964,474
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              220,045
---------------------------------------------------------------------------------
  Accrued other operating expenses                                         64,877
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         52,823
=================================================================================
     Total liabilities                                                  3,535,652
=================================================================================
Net assets applicable to shares outstanding                         $ 486,999,411
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 688,958,742
---------------------------------------------------------------------------------
Undistributed net investment income                                     1,394,612
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (48,471,249)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (154,882,694)
=================================================================================
                                                                    $ 486,999,411
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Class A                                                             $ 312,443,748
_________________________________________________________________________________
=================================================================================
Class B                                                             $  17,894,207
_________________________________________________________________________________
=================================================================================
Class C                                                             $  91,821,246
_________________________________________________________________________________
=================================================================================
Class Y                                                             $  14,032,794
_________________________________________________________________________________
=================================================================================
Institutional Class                                                 $  50,807,416
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                48,356,905
_________________________________________________________________________________
=================================================================================
Class B                                                                 2,765,413
_________________________________________________________________________________
=================================================================================
Class C                                                                14,200,352
_________________________________________________________________________________
=================================================================================
Class Y                                                                 2,170,198
_________________________________________________________________________________
=================================================================================
Institutional Class                                                     7,862,284
_________________________________________________________________________________
=================================================================================
Class A:
  Net asset value per share                                         $        6.46
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $6.46 divided by 95.25%)                   $        6.78
_________________________________________________________________________________
=================================================================================
Class B:
  Net asset value and offering price per share                      $        6.47
_________________________________________________________________________________
=================================================================================
Class C:
  Net asset value and offering price per share                      $        6.47
_________________________________________________________________________________
=================================================================================
Class Y:
  Net asset value and offering price per share                      $        6.47
_________________________________________________________________________________
=================================================================================
Institutional Class:
  Net asset value and offering price per share                      $        6.46
_________________________________________________________________________________
=================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        AIM HIGH INCOME MUNICIPAL FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Interest                                                                           $  39,302,577
================================================================================================


EXPENSES:

Advisory fees                                                                          3,418,808
------------------------------------------------------------------------------------------------
Administrative services fees                                                             167,363
------------------------------------------------------------------------------------------------
Custodian fees                                                                            31,268
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                917,415
------------------------------------------------------------------------------------------------
  Class B                                                                                229,708
------------------------------------------------------------------------------------------------
  Class C                                                                              1,005,443
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                     252,274
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      57,733
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 34,165
------------------------------------------------------------------------------------------------
Other                                                                                    322,375
================================================================================================
     Total expenses                                                                    6,436,552
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)              (1,405,309)
================================================================================================
     Net expenses                                                                      5,031,243
================================================================================================
Net investment income                                                                 34,271,334
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities                                  (26,973,935)
------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities       (119,029,870)
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                             (146,003,805)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(111,732,471)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        AIM HIGH INCOME MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                 2009            2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  34,271,334    $ 30,479,591
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (26,973,935)    (12,431,457)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (119,029,870)    (56,771,345)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (111,732,471)    (38,723,211)
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (21,958,475)    (20,468,035)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,195,315)     (1,468,673)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (5,260,406)     (4,337,144)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        (470,291)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (4,890,134)     (3,745,754)
=========================================================================================================
     Total distributions from net investment income                           (33,774,621)    (30,019,606)
=========================================================================================================
Share transactions-net:
  Class A                                                                      17,990,381      82,481,313
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (4,140,540)     (8,048,601)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      19,165,107      27,982,290
---------------------------------------------------------------------------------------------------------
  Class Y                                                                      16,445,547              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (17,187,361)     46,690,073
=========================================================================================================
     Net increase in net assets resulting from share transactions              32,273,134     149,105,075
=========================================================================================================
     Net increase (decrease) in net assets                                   (113,233,958)     80,362,258
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           600,233,369     519,871,111
=========================================================================================================
  End of year (includes undistributed net investment income of $1,394,612
     and $897,899, respectively)                                            $ 486,999,411    $600,233,369
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        AIM HIGH INCOME MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to achieve a high a level of current income that is exempt from federal income taxes.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The Fund is offered on a limited basis to certain investors. The limited offering is subject to the terms and conditions set forth in the prospectus, and the Fund may cease the limited offering and/or resume sales to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

        Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.


31        AIM HIGH INCOME MUNICIPAL FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

        The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.

        Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

        There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $500 million                                            0.60%
-------------------------------------------------------------------
Over $500 million up to and including $1 billion              0.55%
-------------------------------------------------------------------
Over $1 billion up to and including $1.5 billion              0.50%
-------------------------------------------------------------------
Over $1.5 billion                                             0.45%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Effective March 4, 2009, the Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.80%, 1.55%, 1.55%, 0.55% and 0.55% of average daily net assets, respectively. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

  For the year ended March 31, 2009, the Advisor waived advisory fees $1,094,764 and reimbursed class level expenses of $184,023, $11,519, $50,420, $4,281 and $57,733 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.


32        AIM HIGH INCOME MUNICIPAL FUND

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $538.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $163,740 in front-end sales commissions from the sale of Class A shares and $48,865, $50,080 and $28,674 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                            INVESTMENTS IN
INPUT LEVEL                   SECURITIES
------------------------------------------
Level 1                      $         --
------------------------------------------
Level 2                       476,483,833
------------------------------------------
Level 3                                --
==========================================
                             $476,483,833
__________________________________________
==========================================





33        AIM HIGH INCOME MUNICIPAL FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2009, the Fund engaged in securities purchases of $30,747,915 and securities sales of $29,860,388.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,031.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $6,013 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $     4,489     $     1,678
--------------------------------------------------------------------------------------------------------
Ordinary income-tax exempt                                                    33,770,132      30,017,928
========================================================================================================
Total distributions                                                          $33,774,621     $30,019,606
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   1,447,428
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (154,872,069)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (63,441)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (28,112,234)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (20,359,015)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        688,958,742
================================================================================================
Total net assets                                                                   $ 486,999,411
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to the treatment of bond premiums.


34        AIM HIGH INCOME MUNICIPAL FUND

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2010                                                                     $ 3,255,459
-----------------------------------------------------------------------------------------------
March 31, 2011                                                                         972,821
-----------------------------------------------------------------------------------------------
March 31, 2012                                                                       1,072,111
-----------------------------------------------------------------------------------------------
March 31, 2013                                                                       2,599,981
-----------------------------------------------------------------------------------------------
March 31, 2014                                                                         376,854
-----------------------------------------------------------------------------------------------
March 31, 2015                                                                         622,423
-----------------------------------------------------------------------------------------------
March 31, 2016                                                                       4,837,280
-----------------------------------------------------------------------------------------------
March 31, 2017                                                                      14,375,305
===============================================================================================
Total capital loss carryforward                                                    $28,112,234
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $163,377,666 and $123,055,965, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $   4,473,396
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (159,345,465)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(154,872,069)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $631,355,902.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on March 31, 2009, undistributed net realized gain (loss) was increased by $3,558,415 and shares of beneficial interest decreased by $3,558,415. This reclassification had no effect on the net assets of the Fund.


35        AIM HIGH INCOME MUNICIPAL FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                           ---------------------------------------------------------------
                                                                      2009(a)                             2008
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   21,013,893     $ 154,988,660      29,106,407     $ 258,022,679
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      511,324         3,827,007         516,909         4,619,453
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    6,263,920        47,413,934       6,121,408        54,574,112
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                 2,270,249        17,140,130              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        2,581,337        19,166,377       5,635,118        49,107,973
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,842,877        13,353,674       1,360,638        11,814,457
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       75,025           539,333          70,867           617,692
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      487,859         3,498,074         320,290         2,780,041
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       47,741           308,996              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          478,320         3,444,464         286,723         2,477,814
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                      441,071         3,200,774         409,635         3,576,397
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (440,494)       (3,200,774)       (409,247)       (3,576,397)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (21,943,013)     (153,552,727)    (21,964,011)     (190,932,220)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (712,799)       (5,306,106)     (1,110,227)       (9,709,349)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (4,425,111)      (31,746,901)     (3,382,887)      (29,371,863)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                     (147,792)       (1,003,579)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (6,179,096)      (39,798,202)       (563,768)       (4,895,714)
==========================================================================================================================
     Net increase in share activity                          2,165,311     $  32,273,134      16,397,855     $ 149,105,075
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                       SHARES           AMOUNT
     ------------------------------------------------------------------------------------------------------
     Class Y                                                                    2,038,098      $ 15,550,688
     ------------------------------------------------------------------------------------------------------
     Class A                                                                   (2,038,098)      (15,550,688)
     ______________________________________________________________________________________________________
     ======================================================================================================





36        AIM HIGH INCOME MUNICIPAL FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $8.20       $0.45(c)     $(1.74)      $(1.29)     $(0.45)      $6.46      (16.21)%    $312,444
Year ended 03/31/08           9.15        0.45         (0.96)       (0.51)      (0.44)       8.20       (5.70)      385,396
Year ended 03/31/07           8.97        0.45          0.17         0.62       (0.44)       9.15        7.11       348,602
Year ended 03/31/06           8.76        0.47          0.21         0.68       (0.47)       8.97        7.92       247,296
Year ended 03/31/05           8.73        0.51          0.04         0.55       (0.52)       8.76        6.51       132,996
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           8.21        0.40(c)      (1.75)       (1.35)      (0.39)       6.47      (16.85)       17,894
Year ended 03/31/08           9.16        0.39         (0.96)       (0.57)      (0.38)       8.21       (6.39)       27,354
Year ended 03/31/07           8.98        0.38          0.18         0.56       (0.38)       9.16        6.31        39,066
Year ended 03/31/06           8.77        0.40          0.21         0.61       (0.40)       8.98        7.12        45,422
Year ended 03/31/05           8.74        0.44          0.05         0.49       (0.46)       8.77        5.73        46,429
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           8.20        0.39(c)      (1.73)       (1.34)      (0.39)       6.47      (16.75)       91,821
Year ended 03/31/08           9.16        0.38         (0.96)       (0.58)      (0.38)       8.20       (6.51)       97,388
Year ended 03/31/07           8.97        0.38          0.19         0.57       (0.38)       9.16        6.43        80,702
Year ended 03/31/06           8.77        0.40          0.20         0.60       (0.40)       8.97        7.01        56,763
Year ended 03/31/05           8.74        0.44          0.05         0.49       (0.46)       8.77        5.73        33,114
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        7.63        0.20(c)      (1.13)       (0.93)      (0.23)       6.47      (12.21)       14,033
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09           8.20        0.47(c)      (1.75)       (1.28)      (0.46)       6.46      (15.99)       50,807
Year ended 03/31/08           9.16        0.47         (0.96)       (0.49)      (0.47)       8.20       (5.56)       90,096
Year ended 03/31/07(e)        8.98        0.32          0.17         0.49       (0.31)       9.16        5.53        51,501
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09              0.75%(d)          0.99%(d)       6.07%(d)       22%
Year ended 03/31/08              0.70              0.98           5.13           23
Year ended 03/31/07              0.65              1.01           4.99           10
Year ended 03/31/06              0.56              1.03           5.18           16
Year ended 03/31/05              0.55              1.08           5.83           12
---------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09              1.50(d)           1.74(d)        5.32(d)        22
Year ended 03/31/08              1.45              1.73           4.38           23
Year ended 03/31/07              1.40              1.76           4.24           10
Year ended 03/31/06              1.31              1.78           4.43           16
Year ended 03/31/05              1.30              1.83           5.08           12
---------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09              1.50(d)           1.74(d)        5.32(d)        22
Year ended 03/31/08              1.45              1.73           4.38           23
Year ended 03/31/07              1.40              1.76           4.24           10
Year ended 03/31/06              1.31              1.78           4.43           16
Year ended 03/31/05              1.30              1.83           5.08           12
---------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)           0.51(d)(f)        0.78(d)(f)     6.31(d)(f)     22
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09              0.50(d)           0.76(d)        6.32(d)        22
Year ended 03/31/08              0.45              0.75           5.38           23
Year ended 03/31/07(e)           0.40(f)           0.77(f)        5.24(f)        10
_______________________________________________________________________________________
=======================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $366,966, $22,971, $100,544, $13,819 and $78,965 for Class A, Class B, Class C, Class
     Y and Institutional Class shares, respectively.
(e) Commencement date of October 3, 2008 and July 31, 2006 for Class Y and Institutional Class shares, respectively.
(f)  Annualized.



37        AIM HIGH INCOME MUNICIPAL FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



38        AIM HIGH INCOME MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Tax-Exempt Funds and Shareholders of AIM High Income Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Income Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended March 31, 2005 were audited by another independent registered public accounting firm whose report, dated May 18, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas



39        AIM HIGH INCOME MUNICIPAL FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------
                                                                HYPOTHETICAL
                                                          (5% ANNUAL RETURN BEFORE
                                       ACTUAL                     EXPENSES)
                             ------------------------------------------------------
                BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
              ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
    CLASS       (10/01/08)   (03/31/09)(1)  PERIOD(2,4)    (03/31/09)   PERIOD(2,5)   RATIO(3)
-----------------------------------------------------------------------------------------------
      A         $1,000.00       $873.90        $3.55       $1,021.14       $3.83        0.76%
-----------------------------------------------------------------------------------------------
      B          1,000.00        870.50         7.04        1,017.40        7.59        1.51
-----------------------------------------------------------------------------------------------
      C          1,000.00        870.40         7.04        1,017.40        7.59        1.51
-----------------------------------------------------------------------------------------------
      Y          1,000.00        877.90         2.36        1,022.39        2.57        0.51
-----------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Effective March 4, 2009, the Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C and Class Y to 0.80%, 1.55%, 1.55%, and 0.55% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.80%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively.
(4) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.74, $7.23, $7.23 and $2.55 for Class A, Class B, Class C and Class Y shares, respectively.
(5) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period. The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year period are $4.03, $7.80, $7.80 and $2.77 for Class A, Class B, Class C and Class Y shares, respectively.


40        AIM HIGH INCOME MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Tax-Exempt Interest Dividends*                        99.99%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 99.80%, 99.82%, 99.99%, and 99.99%, respectively.


41        AIM HIGH INCOME MUNICIPAL FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business
                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company), INVESCO Group
                                              Services, Inc. (service provider) and Invesco North American
                                              Holdings, Inc. (holding company); Director, Chief Executive
                                              Officer and President, Invesco Holding Company Limited
                                              (parent of Invesco Aim and a global investment management
                                              firm); Chairman, Investment Company Institute; President,
                                              Co-Chief Executive Officer, Co-President, Chief Operating
                                              Officer and Chief Financial Officer, Franklin Resources,
                                              Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


42        AIM HIGH INCOME MUNICIPAL FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Mellon
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              2 Hanson Place
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Brooklyn, NY 11217-1431
                          Americas
                          New York, NY 10036-2714




43        AIM HIGH INCOME MUNICIPAL FUND

[GO PAPERLESS GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o    ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of   o    EFFICIENT. Stop waiting for regular mail. Your documents
     trees used to produce paper.                                        will be sent via email as soon as they're available.

o    ECONOMICAL. Help reduce your fund's printing and delivery      o    easy. Download, save and print files using your home
     expenses and put more capital back in your fund's returns.          computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

   If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim;
they each provide investment advisory services to individual and institutional clients and do not sell
securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco       [INVESCO AIM LOGO]
Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and        --SERVICE MARK--
institutional money market funds and the subdistributor for the STIC Global Funds represented by
Invesco Aim. All entities are indirect, wholly owned subsidiaries of invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors,
Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global
Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

         invescoaim.com    HIM-AR-1    Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]              AIM TAX-EXEMPT CASH FUND
 - SERVICE MARK -               Annual Report to Shareholders - March 31, 2009


                               [MOUNTAIN GRAPHIC]

 2   Letter to Shareholders
 3   Fund Data
 4   Letter to Shareholders
 5   Supplemental Information
 6   Schedule of Investments
10   Financial Statements
13   Notes to Financial Statements
17   Financial Highlights
19   Auditor's Report
20   Fund Expenses
21   Tax Information
22   Trustees and Officers

                                 Dear Shareholders:

                                 We are pleased to present this report on the performance of AIM Tax-Exempt Cash Fund for the 12 months ended March 31, 2009.

     [TAYLOR                        The seven-day SEC yields (and their taxable equivalents) for the Fund's three share classes at
      PHOTO]                     the close of the fiscal year are shown nearby. As of March 31, 2009, the Fund's weighted average maturity stood at 30 days and its total net assets were $42.7 million.

                                 HOW WE INVEST

  Philip Taylor                  We seek to provide as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity. We invest in high-quality, short-term municipal obligations, focusing on:

                                    -   Safety, or preservation of capital, through rigorous credit analysis.

                                    -   Liquidity, through a combination of short-term cash management vehicles and selective use of longer maturity investments.

                                    -   Yield that is exempt from federal income tax.

   The overall portfolio's structure depends on the supply and availability of municipal securities. Liquidity is managed using daily and weekly variable-rate demand notes. We may sell a security when there has been a negative change in an issuer's credit quality or because we can earn a higher yield elsewhere.

   Because we do not purchase securities that generate taxable income or that are subject to the alternative minimum tax, we expect the Fund to generate fully tax-exempt income.

   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and is not a deposit or other obligation of, or guaranteed by, a depository institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MARKET CONDITIONS AFFECTING MONEY MARKET FUNDS

The U.S. economy, which sank into recession in December 2007,(1) weakened significantly during the year covered by this report.
Gross domestic product (GDP), the broadest measure of overall U.S. economic activity, grew at an annualized rate of 2.8% in the second quarter of 2008 but contracted at annualized rates of 0.5% and 6.3% in the third and fourth quarters of 2008, respectively.(2) The advance estimate for first quarter 2009 GDP showed the economy contracted at an annualized rate of 6.1%, far wider than expected.(2)

   What began as a liquidity crisis concentrated in the financials sector quickly spread throughout the economy. As banks saw the value of their hard-to-value and increasingly illiquid mortgage-related assets decline, many hoarded cash and reduced lending, even to creditworthy businesses. Unable to obtain needed credit, corporations were forced to conserve cash by, among other things, reducing their staffs. The U.S. unemployment rate rose sharply during the fiscal year covered by this report, rising from 5.0% in
April 2008 to 8.5% in March 2009,(3) its highest level in a quarter-century.(4) Since the start of the recession, more than 5 million jobs have been lost.(4)

   Faced with economic weakness, the U.S. Federal Reserve (the Fed) lowered short-term interest rate targets to record low levels in
2008.(5) At the start of the fiscal year, the fed funds target rate stood at 2.25%; at its close, that key interest rate was in a range of zero to 0.25%.(5) The Fed hoped its actions would stimulate economic growth, or at least ease the severity of the recession. Decreases in the fed funds target rate are reflected fairly quickly in the yields of money market funds and other short-term fixed-income securities.

   Given economic uncertainty and stock-market volatility, many investors sought the relative safety of money market funds and short-term fixed-income investments - especially government-issued securities. This, together with aggressive Fed action, caused yields to decline across the board during the fiscal year, with the greatest declines on the short end of the yield curve. At the start of the fiscal year, three-month Treasury bills and 30-year Treasury bonds yielded 1.37% and 4.31%, respectively.(6) By the close of the fiscal year, they yielded 0.21% and 3.57%, respectively.(6)


2   AIM TAX-EXEMPT CASH FUND

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals as well as general investor education pieces.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)   National Bureau of Economic Research

(2)   Bureau of Economic Analysis

(3)   Bureau of Labor Statistics

(4)   Reuters

(5)   U.S. Federal Reserve

(6)   Barclays Capital

The views and opinions expressed in this letter are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUND DATA

===============================================================================================  ===================================
AIM TAX-EXEMPT CASH FUND 7-DAY SEC YIELDS                                                        PORTFOLIO COMPOSITION BY
As of 3/31/09                                                                                    MATURITY
                                                                             TAXABLE EQUIVALENT  In days, as of 3/31/09
                                                            7-DAY SEC YIELD    7-DAY SEC YIELD   1-7                           83.8%
                                                              HAD FEES NOT      HAD FEES NOT     8-30                           0.0
                                                              BEEN WAIVED       BEEN WAIVED      31-90                          4.9
                                        TAXABLE EQUIVALENT  AND/OR EXPENSES    AND/OR EXPENSES   91-180                         4.2
                       7-DAY SEC YIELD   7-DAY SEC YIELD*      REIMBURSED        REIMBURSED*     181+                           7.1
                       ---------------  ------------------  ---------------  ------------------  ===================================
Class A Shares              0.05%             0.08%              -0.10%            -0.15%        The number of days to maturity of
Class Y Shares              0.05              0.08                0.05              0.08         each holding is determined in
Investor Class Shares       0.05              0.08                0.05              0.08         accordance with the provisions of
                                                                                                 Rule 2a-7 under the Investment
* Based on the highest personal income tax rate in effect on March 31, 2009 of 35%.              Company Act of 1940.

Yields will fluctuate.
===============================================================================================

====================================================================================================================================
PERFORMANCE QUOTED IS PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER.
VISIT INVESCOAIM.COM FOR THE MOST RECENT MONTH-END PERFORMANCE.
====================================================================================================================================


3   AIM TAX-EXEMPT CASH FUND

                                 Dear Fellow Shareholders:

                                 Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur.
      [CROCKETT                  However, mutual funds generally are more diversified than other investments; as shareholders we
        PHOTO]                   invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among
   Bruce Crockett                different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


4   AIM TAX-EXEMPT CASH FUND

AIM TAX-EXEMPT CASH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF TAX-EXEMPT INCOME AS IS CONSISTENT WITH THE
PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

-  Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

-  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          -  U.S. dollar denominated securities
                                                which carry foreign credit exposure may
-  Class Y shares are available to only         be affected by unfavorable political,
   certain investors. Please see the            economic or governmental developments
   prospectus for more information.             that could affect the repayment of
                                                principal or the payment of interest.
-  Investor Class shares are closed to
   most investors. For more information on   -  Interest rate risk refers to the risk
   who may continue to invest in Investor       that bond prices generally fall as
   Class shares, please see the                 interest rates rise; conversely, bond
   prospectus.                                  prices generally rise as interest rates
                                                fall.
PRINCIPAL RISKS OF INVESTING IN THE FUND
                                             -  There is no guarantee that the investment
-  Because many municipal securities are        techniques and risk analyses used by
   issued to finance similar projects,          the Fund's portfolio managers will
   especially those relating to education,      produce the desired results.
   health care, transportation and
   utilities, conditions in those sectors    -  The prices of securities held by the
   can affect the overall municipal             Fund may decline in response to market
   securities market and the Fund.              risks.

-  Credit risk is the risk of loss on an     -  The value of, payment of interest and
   investment due to the deterioration of       repayment of principal with respect to,
   an issuer's financial health. Such a         and the ability of the Fund to sell, a
   deterioration of financial health may        municipal security may be affected by
   result in a reduction of the credit          constitutional amendments, legislative
   rating of the issuer's securities and        enactments, executive orders,
   may lead to the issuer's inability to        administrative regulations and voter
   honor its contractual obligations            initiatives as well as the economics of
   including making timely payment of           the regions in which the issuers in
   interest and principal.                      which the Fund invests are located.

-  The Fund may use enhanced investment      -  The tax-exempt character of the
   techniques such as derivatives. The          interest paid on synthetic municipal
   principal risk of derivatives is that        securities is based on the tax-exempt
   the fluctuations in their value may not      income stream from the collateral. The
   correlate perfectly with the overall         Internal Revenue Service has not ruled
   securities markets. Derivatives are          on this issue and could deem income
   subject to counterparty risk - the risk      derived from synthetic municipal
   that the other party will not complete       securities to be taxable.
   the transaction with the Fund.
                                             -  Leveraging entails risks such as
                                                magnifying changes in the value of the
                                                portfolio's securities.

==========================================
FUND NASDAQ SYMBOLS

Class A Shares                       ACSXX
Class Y Shares                          --
Investor Class Shares                TEIXX
==========================================

====================================================================================================================================
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY
AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, A DEPOSITORY INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
====================================================================================================================================
====================================================================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION,
INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
====================================================================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE


5   AIM TAX-EXEMPT CASH FUND

SCHEDULE OF INVESTMENTS

March 31, 2009




                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)         VALUE
-----------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-103.38%

ALABAMA-4.78%

  Oxford (City of); Series 2003, VRD Unlimited Tax
     GO Wts. (LOC-Branch Banking & Trust
     Co.)(a)(b)                                        0.72%     07/01/15      $2,040     $ 2,040,000
=====================================================================================================


ALASKA-2.34%

  Wachovia MERLOTs (Alaska (State of) Housing
     Finance Corp.); Series 1999 D, VRD
     RB(a)(c)(d)                                       2.05%     06/01/49       1,000       1,000,000
=====================================================================================================


COLORADO-2.59%

  Colorado (State of) Health Facilities Authority
     (Catholic Health Initiatives); Series 2008 C-
     4, RB                                             3.75%     10/01/41         300         304,068
-----------------------------------------------------------------------------------------------------
  Cornerstar Metropolitan District; Series 2007,
     VRD Special RB (LOC-Compass Bank)(a)(b)           0.54%     12/01/37         800         800,000
=====================================================================================================
                                                                                            1,104,068
=====================================================================================================


FLORIDA-2.17%

  Florida (State of) Housing Finance Corporation
     (Autumn Place Apartments); Series 2008 K-2,
     VRD MFH Mortgage RB (LOC-SunTrust Bank)(a)(b)     1.06%     07/15/41         200         200,000
-----------------------------------------------------------------------------------------------------
  Jacksonville (City of) Health Facilities
     Authority (University of Florida Jacksonville
     Physicians, Inc.); Series 2002, VRD RB
     (LOC-Bank of America, N.A.)(a)(b)                 0.60%     06/01/22         725         725,000
=====================================================================================================
                                                                                              925,000
=====================================================================================================


GEORGIA-12.72%

  Bibb (County of) Development Authority
     (Foundation of the Methodist Home of the
     South Georgia Conference, Inc.); Series 2001,
     VRD RB (LOC-SunTrust Bank)(a)(b)                  0.63%     11/01/26         700         700,000
-----------------------------------------------------------------------------------------------------
  DeKalb (County of) Development Authority (A.G.
     Rhodes Home at Wesley Woods, Inc. Project);
     Series 1996, VRD IDR (LOC-SunTrust
     Bank)(a)(b)(d)                                    0.83%     03/01/21       1,055       1,055,000
-----------------------------------------------------------------------------------------------------
  Fulton (County of) Development Authority (Rabbi
     Harry H. Epstein School, Inc. Project);
     Series 1997, VRD RB (LOC-SunTrust
     Bank)(a)(b)(d)                                    0.78%     01/01/17       1,400       1,400,000
-----------------------------------------------------------------------------------------------------
  Gordon (County of) Hospital Authority (Adventist
     Health System/Sunbelt Healthcare Corp.);
     Series 1997 A, VRD RAC (LOC-SunTrust
     Bank)(a)(b)                                       0.68%     11/15/27       1,070       1,070,000
-----------------------------------------------------------------------------------------------------
  Tallapoosa (City of) Development Authority
     (United States Can Co.); Series 1994, Ref.
     VRD IDR (LOC-Deutsche Bank A.G.)(a)(b)(e)         1.00%     02/01/15       1,200       1,200,000
=====================================================================================================
                                                                                            5,425,000
=====================================================================================================


IDAHO-1.17%

  Custer (County of) (Standard Oil Co.); Series
     1983, VRD PCR(a)(e)                               3.00%     10/01/09         500         500,000
=====================================================================================================


ILLINOIS-3.98%

  Eagle Tax-Exempt Trust (Regional Transportation
     Authority); Series 2000-1303, Class A, VRD
     COP(a)(c)(d)                                      0.89%     07/01/23       1,000       1,000,000
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Advocate
     Health Care Network); Series 2008 A-2, VRD RB     0.75%     11/01/30         200         200,000
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority (Loyola
     University of Chicago Financing Program);
     Series 2008, Commercial Paper RN
     (LOC-JPMorgan Chase Bank, N.A.)(b)                1.50%     05/05/09         500         500,000
=====================================================================================================
                                                                                            1,700,000
=====================================================================================================


INDIANA-7.96%

  Indiana (State of) Development Finance Authority
     (Youth Opportunity Center, Inc.);
     Series 1998, VRD Educational Facilities RB
     (LOC-JPMorgan Chase Bank, N.A.)(a)(b)             1.00%     01/01/24       1,300       1,300,000
-----------------------------------------------------------------------------------------------------
     Series 1999, VRD IDR (LOC-JPMorgan Chase
     Bank, N.A.)(a)(b)                                 1.00%     01/01/29       1,300       1,300,000
-----------------------------------------------------------------------------------------------------
  Indiana (State of) Health Facility Financing
     Authority (Stone Belt Arc, Inc.); Series
     2005, VRD RB (LOC-JPMorgan Chase Bank,
     N.A.)(a)(b)                                       1.00%     02/01/25         795         795,000
=====================================================================================================
                                                                                            3,395,000
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        AIM TAX-EXEMPT CASH FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)         VALUE
-----------------------------------------------------------------------------------------------------
KENTUCKY-0.59%

  Kentucky (State of) Rural Water Finance Corp.;
     Series 2009 B-1, Public Construction RN           2.00%     03/01/10      $  250     $   251,822
=====================================================================================================


MARYLAND-5.16%

  Baltimore (County of) (Blue Circle Inc.); Series
     1992, Ref. VRD Economic Development RB
     (LOC-BNP Paribas)(a)(b)(e)                        0.50%     12/01/17       2,200       2,200,000
=====================================================================================================


MASSACHUSETTS-1.64%

  Massachusetts (Commonwealth of); Series 2008 C,
     Limited Tax GO RAN                                4.00%     05/29/09         200         200,564
-----------------------------------------------------------------------------------------------------
  Massachusetts (State of) Development Finance
     Agency (MassDevelopment CP Program 5 Issue);
     Series 2007, Commercial Paper RN (LOC-TD
     Bank, N.A.)(b)                                    1.00%     04/01/09         500         500,000
=====================================================================================================
                                                                                              700,564
=====================================================================================================


MINNESOTA-0.47%

  Minnesota (State of) Rural Water Finance
     Authority; Series 2008, Public Construction
     RN                                                2.75%     06/01/09         200         200,230
=====================================================================================================


MISSISSIPPI-1.97%

  Jackson (County of); Series 1994, Ref. VRD
     Unlimited Tax Water System GO (CEP-Chevron
     Corp.)(a)                                         0.60%     11/01/24         340         340,000
-----------------------------------------------------------------------------------------------------
  Mississippi (State of) Business Finance Corp.
     (Chevron U.S.A. Inc.); Series 2007 B, VRD
     Gulf Opportunity Zone IDR(a)                      0.70%     12/01/30         500         500,000
=====================================================================================================
                                                                                              840,000
=====================================================================================================


MISSOURI-2.23%

  St. Charles (County of) Industrial Development
     Authority (Sun River Village Apartments);
     Series 1985, VRD IDR (LOC-Wells Fargo Bank,
     N.A.)(a)(b)                                       0.61%     12/01/27         950         950,000
=====================================================================================================


NEW YORK-5.22%

  North Amityville (City of) Fire Company Inc.;
     Series 2003, VRD Fire Department RB
     (LOC-Citibank, N.A.)(a)(b)                        0.80%     09/01/23       2,225       2,225,000
=====================================================================================================


NORTH CAROLINA-1.03%

  North Carolina (State of) Medical Care
     Commission (Depaul Community Facilities,
     Inc.); Series 1999, First Mortgage Health
     Care Facilities RB(f)(g)                          7.63%     11/01/09         420         439,508
=====================================================================================================


NORTH DAKOTA-4.69%

  Fargo (City of) (Case Oil Co.); Series 1984, VRD
     Commercial Development RB (LOC-U.S. Bank
     N.A.)(a)(b)                                       0.65%     12/01/14       2,000       2,000,000
=====================================================================================================


OHIO-8.83%

  Beavercreek (City of) City School District;
     Series 2009, Unlimited Tax School Improvement
     GO BAN                                            2.00%     08/18/09         210         211,085
-----------------------------------------------------------------------------------------------------
  Cleveland (City of) Municipal School District;
     Series 2008, Unlimited Tax School Improvement
     GO BAN                                            2.50%     09/30/09         500         503,344
-----------------------------------------------------------------------------------------------------
  Columbus (City of) City School District; Series
     2009 A, School Facilities Construction &
     Improvement Unlimited Tax GO BAN                  2.00%     08/13/09         250         251,198
-----------------------------------------------------------------------------------------------------
  Dublin (City of) City School District; Series
     2009, Unlimited Tax School Construction GO
     BAN                                               2.00%     10/15/09         300         302,180
-----------------------------------------------------------------------------------------------------
  Lucas (County of) (ProMedica Healthcare System);
     Series 2008 A, Hospital RB (LOC-UBS AG)(a)(e)     0.59%     11/15/34       2,500       2,500,000
=====================================================================================================
                                                                                            3,767,807
=====================================================================================================


PENNSYLVANIA-14.55%

  Moon (Township of) Industrial Development
     Authority (Providence Point); Series 2007,
     VRD First Mortgage RB (LOC-Lloyds TSB Bank
     PLC)(a)(b)(e)                                     0.75%     07/01/38       4,340       4,340,000
-----------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Economic Development
     Financing Authority (Pennsylvania Treasury
     Department Hospital Enhancement Loan Program-
     Indiana Regional Medical Center); Series 2006
     A2, VRD RB (LOC-PNC Bank, N.A.)(a)(b)             0.59%     06/01/11         865         865,000
-----------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Higher Educational
     Facilities Authority (Association of
     Independent Colleges & Universities of
     Pennsylvania Financing Program-Mount Aloysius
     College); Series 1998 C3, VRD RB (LOC-PNC
     Bank, N.A.)(a)(b)                                 0.67%     11/01/18       1,000       1,000,000
=====================================================================================================
                                                                                            6,205,000
=====================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        AIM TAX-EXEMPT CASH FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)         VALUE
-----------------------------------------------------------------------------------------------------
TENNESSEE-4.10%

  Hawkins (County of) Industrial Development Board
     (Leggett & Platt Inc.); Series 1988 B, Ref.
     VRD IDR (LOC-Wells Fargo Bank, N.A.)(a)(b)        1.53%     10/01/27      $1,750     $ 1,750,000
=====================================================================================================


TEXAS-7.64%

  Arlington (City of);
     Series 2005 A, GO Commercial Paper Notes          0.75%     04/06/09         750         750,000
-----------------------------------------------------------------------------------------------------
     Series 2005 A, GO Commercial Paper Notes          1.00%     06/08/09         500         500,000
-----------------------------------------------------------------------------------------------------
  Garland (City of); Series 2008, GO Commercial
     Paper Notes                                       0.70%     07/07/09         300         300,000
-----------------------------------------------------------------------------------------------------
  Hockley (County of) Industrial Development Corp.
     (Amoco Corp.);
     Series 1983, VRD PCR(a)(e)                        0.75%     03/01/14         250         250,050
-----------------------------------------------------------------------------------------------------
     Series 1985, VRD PCR(a)(e)                        2.70%     11/01/19         240         240,000
-----------------------------------------------------------------------------------------------------
  Texas (State of); Series 2008, TRAN                  3.00%     08/28/09         500         502,751
-----------------------------------------------------------------------------------------------------
  Texas A&M University System Board of Regents;
     Series 2003 A, Financing System RB                5.00%     05/15/09         320         321,655
-----------------------------------------------------------------------------------------------------
  Travis (County of); Series 2008, Limited Tax GO
     Ctfs.                                             3.25%     03/01/10         160         163,660
-----------------------------------------------------------------------------------------------------
  Tyler (City of) Independent School District;
     Series 2005 A, Ref. Unlimited Tax GO
     (CEP-Texas Permanent School Fund)                 3.50%     02/15/10         225         230,257
=====================================================================================================
                                                                                            3,258,373
=====================================================================================================


WASHINGTON-4.69%

  Lake Tapps Parkway Properties; Series 1999 A,
     VRD Special RB (LOC-U.S. Bank, N.A.)(a)(b)        0.68%     12/01/19       2,000       2,000,000
=====================================================================================================


WISCONSIN-2.86%

  Madison (City of) Community Development
     Authority (Hamilton Point Apartments); Series
     1997 A, Ref. VRD MFH RB (LOC-JPMorgan Chase
     Bank, N.A.)(a)(b)(d)                              0.65%     10/01/22         765         765,000
-----------------------------------------------------------------------------------------------------
  Marathon (County of); Series 2009 A, Unlimited
     Tax Promissory GO                                 2.50%     12/01/09         250         252,918
-----------------------------------------------------------------------------------------------------
  Wisconsin (State of); Series 1999 A, Unlimited
     Tax GO(f)(g)                                      5.00%     05/01/09         200         200,477
=====================================================================================================
                                                                                            1,218,395
=====================================================================================================
TOTAL INVESTMENTS-103.38% (Cost $44,095,767)(h)(i)                                         44,095,767
=====================================================================================================
OTHER ASSETS LESS LIABILITIES-(3.38)%                                                      (1,441,346)
=====================================================================================================
NET ASSETS-100.00%                                                                         42,654,421
_____________________________________________________________________________________________________
=====================================================================================================




Investment Abbreviations:

BAN      - Bond Anticipation Note
CEP      - Credit Enhancement Provider
COP      - Certificates of Participation
Ctfs.    - Certificates
GO       - General Obligation Bonds
IDR      - Industrial Development Revenue Bonds
LOC      - Letter of Credit
MERLOTs  - Municipal Exempt Receipts Liquidity Option Tender
MFH      - Multi-Family Housing
PCR      - Pollution Control Revenue Bonds
RAC      - Revenue Anticipation Certificates
RAN      - Revenue Anticipation Notes
RB       - Revenue Bonds
Ref      - Refunding
RN       - Revenue Notes
TRAN     - Tax and Revenue Anticipation Notes
VRD      - Variable Rate Demand
Wts.     - Warrants


Notes to Schedule of Investments:

(a) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2009.
(b) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM TAX-EXEMPT CASH FUND

(c) Synthetic municipal instruments; involves the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds."), a sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed interest payments on the Underlying Bonds, and pays certificate holders variable rate interest payments based upon a short-term reset periodically.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at March 31, 2009 was $5,220,000, which represented 12.24% of the Fund's Net Assets.
(e) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 12.50%; Switzerland: 5.86%; France: 5.16%; other countries less than 5% each: 2.81%.
(f) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

     ENTITIES                                                                           PERCENTAGE
     ---------------------------------------------------------------------------------------------
     JP Morgan Chase Bank, N.A.                                                            10.93%
     ---------------------------------------------------------------------------------------------
     SunTrust Bank                                                                         10.37
     ---------------------------------------------------------------------------------------------
     Lloyds TSB Bank PLC                                                                   10.18
     ---------------------------------------------------------------------------------------------
     U.S. Bank N.A.                                                                         9.38
     ---------------------------------------------------------------------------------------------
     Wells Fargo Bank, N.A.                                                                 6.33
     ---------------------------------------------------------------------------------------------
     UBS AG                                                                                 5.86
     ---------------------------------------------------------------------------------------------
     Citibank, N.A.                                                                         5.22
     ---------------------------------------------------------------------------------------------
     BNP Paribas                                                                            5.16
     _____________________________________________________________________________________________
     =============================================================================================



(i)   Also represents cost for federal income tax purposes.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TAX-EXEMPT CASH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $44,095,767)                            $44,095,767
-------------------------------------------------------------------------------
Cash                                                                     67,251
-------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       20,000
-------------------------------------------------------------------------------
  Fund shares sold                                                      543,113
-------------------------------------------------------------------------------
  Interest                                                               97,589
-------------------------------------------------------------------------------
  Fund expenses absorbed                                                  5,473
-------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans        26,102
-------------------------------------------------------------------------------
Other assets                                                             24,452
===============================================================================
     Total assets                                                    44,879,747
_______________________________________________________________________________
===============================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                 304,068
-------------------------------------------------------------------------------
  Fund shares reacquired                                              1,851,953
-------------------------------------------------------------------------------
  Dividends                                                                  33
-------------------------------------------------------------------------------
  Accrued fees to affiliates                                              5,253
-------------------------------------------------------------------------------
  Accrued other operating expenses                                       30,456
-------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                       33,563
===============================================================================
     Total liabilities                                                2,225,326
===============================================================================
Net assets applicable to shares outstanding                         $42,654,421
_______________________________________________________________________________
===============================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $42,631,092
-------------------------------------------------------------------------------
Undistributed net investment income                                      23,329
===============================================================================
                                                                    $42,654,421
_______________________________________________________________________________
===============================================================================



NET ASSETS:

Class A                                                             $18,838,476
_______________________________________________________________________________
===============================================================================
Class Y                                                             $11,169,340
_______________________________________________________________________________
===============================================================================
Investor Class                                                      $12,646,605
_______________________________________________________________________________
===============================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                              18,852,255
_______________________________________________________________________________
===============================================================================
Class Y                                                              11,169,363
_______________________________________________________________________________
===============================================================================
Investor Class                                                       12,650,427
_______________________________________________________________________________
===============================================================================
  Net asset value, offering and redemption price per share for
     each class                                                     $      1.00
_______________________________________________________________________________
===============================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TAX-EXEMPT CASH FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Interest                                                                              $917,602
==============================================================================================


EXPENSES:

Advisory fees                                                                          158,287
----------------------------------------------------------------------------------------------
Administrative services fees                                                            50,000
----------------------------------------------------------------------------------------------
Custodian fees                                                                           4,101
----------------------------------------------------------------------------------------------
Distribution fees -- Class A                                                            62,439
----------------------------------------------------------------------------------------------
Transfer agent fees                                                                     54,286
----------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                               18,682
----------------------------------------------------------------------------------------------
Registration and filing fees                                                            48,134
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 33,992
----------------------------------------------------------------------------------------------
Professional services fees                                                              34,959
----------------------------------------------------------------------------------------------
Other                                                                                   23,773
==============================================================================================
     Total expenses                                                                    488,653
==============================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)               (60,121)
==============================================================================================
     Net expenses                                                                      428,532
==============================================================================================
Net investment income                                                                  489,070
==============================================================================================
Net increase in net assets resulting from operations                                  $489,070
______________________________________________________________________________________________
==============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TAX-EXEMPT CASH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $    489,070    $ 1,264,127
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (294,652)      (904,833)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                         (39,367)            --
--------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (155,051)      (359,294)
========================================================================================================
     Total distributions from net investment income                              (489,070)    (1,264,127)
========================================================================================================
Share transactions-net:
  Class A                                                                     (12,952,536)    (6,293,364)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                      11,169,363             --
--------------------------------------------------------------------------------------------------------
  Investor Class                                                               (1,333,818)       755,614
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                            (3,116,991)    (5,537,750)
========================================================================================================
     Net increase (decrease) in net assets                                     (3,116,991)    (5,537,750)
========================================================================================================


NET ASSETS:

  Beginning of year                                                            45,771,412     51,309,162
========================================================================================================
  End of year (includes undistributed net investment income of $23,329 and
     $21,911, respectively)                                                  $ 42,654,421    $45,771,412
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM TAX-EXEMPT CASH FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.

  The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Class Y shares will generally be available to investors who purchase through a fee-based account with an approved financial intermediary or to any current, former or retired trustee, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. Investor Class shares of the Fund are offered only to certain grandfathered investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges ("CDSC"). Class A, Class Y and Investor Class shares are sold at net asset value.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

        Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.


13        AIM TAX-EXEMPT CASH FUND

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. TREASURY GUARANTEE PROGRAM -- The Board of Trustees approved the participation of the Funds in the U.S. Department of Treasury's (the "Treasury Department') Temporary Guarantee Program for Money Market Funds (the "Program") as extended except as noted below. Under the Program, the Treasury Department will guarantee shareholders in the Fund that they will receive $1 for each Fund share held by them as of the close of business on September 19, 2008, in the event that such Fund (in which they were invested as of September 19, 2008) liquidates and the per share value at the time of liquidation is less than $0.995. On April 7, 2009, the Fund's Board approved to participate in the final extension of the Program through September 18, 2009. The Fund will pay a fee to participate in the Program based on a percentage of the share value of the Fund as of September 18, 2008. The fee is paid at the time of continued participation in the Program and allocated pro rata over the remaining term of the extension. The Fund will bear this expense without regard to any expense limitation currently in effect.

J. OTHER RISKS -- The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

        Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund's investments in municipal securities.

        There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.35% of the Fund's average daily net assets.

  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Invesco Aim and/or Invesco Aim Distributors, Inc., ("IADI") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

  For the year ended March 31, 2009, Invesco Aim voluntarily waived advisory fees of $17,206.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $279.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with IADI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IADI has contractually agreed to waive 0.15% of the Rule 12b-1 plan fees of Class A shares through June 30, 2009.

  Pursuant to the Plans, for the year ended March 31, 2009, the Class A shares paid $20,562 after IADI contractually waived $37,463 of Plan Fees and voluntarily waived $4,414 to increase the Fund's yield.

  CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $7,526 from Class A shares for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


14        AIM TAX-EXEMPT CASH FUND

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                     INVESTMENTS IN
INPUT LEVEL                            SECURITIES
---------------------------------------------------
Level 1                                $        --
---------------------------------------------------
Level 2                                 44,095,767
---------------------------------------------------
Level 3                                         --
===================================================
                                       $44,095,767
___________________________________________________
===================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2009, the Fund engaged in securities purchases of $33,089,597 and securities sales of $21,183,774, which resulted in net realized gains (losses) of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $759.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $4,185 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted temporarily to overdraft or leave balances in its account with its custodian bank, The Bank of New York Mellon. The parties compensate one another for any overdraft or remaining balance in the account by either earning the interest that accrues on the overdrawn or balance amount in the account or by paying the other party a contractually agreed upon fee.


15        AIM TAX-EXEMPT CASH FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                2009          2008
-----------------------------------------------------------------------------------------------------
Distributions paid from ordinary income -- tax exempt                         $489,070     $1,264,127
_____________________________________________________________________________________________________
=====================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
-----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    69,154
-----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (45,825)
-----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        42,631,092
===============================================================================================
  Total net assets                                                                  $42,654,421
_______________________________________________________________________________________________
===============================================================================================




  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, on March 31, 2009, undistributed net investment income was increased by $1,418 and shares of beneficial interest decreased by $1,418. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------------
                                                                       2009(a)                           2008
                                                            ----------------------------     ----------------------------
                                                               SHARES          AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    49,518,290     $ 49,518,290      66,669,421     $ 66,669,421
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                 23,067,011       23,067,011              --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              9,681,443        9,681,443       8,550,193        8,550,193
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       268,124          268,124         878,146          878,146
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        39,292           39,292              --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                148,375          148,375         347,849          347,849
=========================================================================================================================
Reacquired:
  Class A(b)                                                (62,738,950)     (62,738,950)    (73,840,931)     (73,840,931)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                   (11,936,940)     (11,936,940)             --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (11,163,636)     (11,163,636)     (8,142,428)      (8,142,428)
=========================================================================================================================
     Net increase (decrease) in share activity               (3,116,991)    $ (3,116,991)     (5,537,750)    $ (5,537,750)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There is an entity that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                        SHARES           AMOUNT
     -------------------------------------------------------------------------------------------------------
     Class Y                                                                    14,424,445      $ 14,424,445
     -------------------------------------------------------------------------------------------------------
     Class A                                                                   (14,273,504)      (14,273,504)
     -------------------------------------------------------------------------------------------------------
     Investor Class                                                               (150,941)         (150,941)
     _______________________________________________________________________________________________________
     =======================================================================================================





16        AIM TAX-EXEMPT CASH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                                                                               TO AVERAGE
                            NET ASSET                 DIVIDENDS                                                NET ASSETS
                              VALUE,        NET       FROM NET     NET ASSET                 NET ASSETS,    WITH FEE WAIVERS
                            BEGINNING   INVESTMENT   INVESTMENT   VALUE, END     TOTAL      END OF PERIOD    AND/OR EXPENSES
                            OF PERIOD     INCOME       INCOME      OF PERIOD   RETURN(a)   (000S OMITTED)       ABSORBED
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09           $1.00        $0.01(b)    $(0.01)       $1.00        1.06%        $18,838            0.98%(c)
Year ended 03/31/08            1.00         0.03        (0.03)        1.00        2.62          31,812            0.92
Year ended 03/31/07            1.00         0.03        (0.03)        1.00        2.66          38,106            1.03
Year ended 03/31/06            1.00         0.02        (0.02)        1.00        1.88          37,828            0.94
Year ended 03/31/05            1.00         0.01        (0.01)        1.00        0.72          46,914            0.80
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(d)         1.00         0.00(b)     (0.00)        1.00        0.27          11,169            0.94(c)(e)
----------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09            1.00         0.01(b)     (0.01)        1.00        1.14          12,647            0.90(c)
Year ended 03/31/08            1.00         0.03        (0.03)        1.00        2.72          13,959            0.82
Year ended 03/31/07            1.00         0.03        (0.03)        1.00        2.76          13,203            0.93
Year ended 03/31/06            1.00         0.02        (0.02)        1.00        1.98          14,405            0.84
Year ended 03/31/05            1.00         0.01        (0.01)        1.00        0.82          17,215            0.70
____________________________________________________________________________________________________________________________
============================================================================================================================

                                RATIO OF
                                EXPENSES
                             TO AVERAGE NET   RATIO OF NET
                             ASSETS WITHOUT    INVESTMENT
                              FEE WAIVERS        INCOME
                            AND/OR EXPENSES    TO AVERAGE
                                ABSORBED       NET ASSETS
----------------------------------------------------------
CLASS A
Year ended 03/31/09               1.18%(c)        1.05%(c)
Year ended 03/31/08               1.07            2.58
Year ended 03/31/07               1.19            2.62
Year ended 03/31/06               1.09            1.84
Year ended 03/31/05               1.00            0.68
----------------------------------------------------------
CLASS Y
Year ended 03/31/09(d)            1.01(c)(e)      1.09(c)(e)
----------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09               0.93(c)         1.13(c)
Year ended 03/31/08               0.82            2.68
Year ended 03/31/07               0.94            2.72
Year ended 03/31/06               0.84            1.94
Year ended 03/31/05               0.75            0.78
__________________________________________________________
==========================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)  Calculated using average shares outstanding.
(c) Ratios are based on average daily net assets (000's omitted) of $24,975, $13,875 and $13,521 for Class A, Class Y, and Investor Class shares, respectively.
(d)  Commencement date of October 3, 2008.
(e)  Annualized.


17        AIM TAX-EXEMPT CASH FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


18        AIM TAX-EXEMPT CASH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Tax-Exempt Funds and Shareholders of AIM Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended March 31, 2005 were audited by another independent registered public accounting firm whose report, dated May 18, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas




19        AIM TAX-EXEMPT CASH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,003.10       $4.99       $1,019.95       $5.04        1.00%
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,002.70        4.64        1,020.24        4.73        0.94
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,003.30        4.69        1,020.24        4.73        0.94
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


20        AIM TAX-EXEMPT CASH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Tax-Exempt Interest Dividends*                         100%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 99.88%, 99.90%, 99.90%, and 99.91%, respectively.


21        AIM TAX-EXEMPT CASH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business
                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company), INVESCO Group
                                              Services, Inc. (service provider) and Invesco North American
                                              Holdings, Inc. (holding company); Director, Chief Executive
                                              Officer and President, Invesco Holding Company Limited
                                              (parent of Invesco Aim and a global investment management
                                              firm); Chairman, Investment Company Institute; President,
                                              Co-Chief Executive Officer, Co-President, Chief Operating
                                              Officer and Chief Financial Officer, Franklin Resources,
                                              Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


22        AIM TAX-EXEMPT CASH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Mellon
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              2 Hanson Place
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Brooklyn, NY 11217-1431
                          Americas
                          New York, NY 10036-2714




23        AIM TAX-EXEMPT CASH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

-  ENVIRONMENTALLY FRIENDLY. Go green by reducing the              -  EFFICIENT. Stop waiting for regular mail. Your documents
   number of trees used to produce paper.                             will be sent via email as soon as they're available.

-  ECONOMICAL. Help reduce your fund's printing and delivery       -  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.         with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco
PowerShares Capital Management LLC are the investment advisors for the products and services represented by
Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors.
Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchangetraded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by
Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.                               [INVESCO AIM LOGO]
                                                                                                                 - SERVICE MARK -
   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                           invescoaim.com    TEC-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]                AIM TAX-FREE INTERMEDIATE FUND
 --SERVICE MARK--                 Annual Report to Shareholders o March 31, 2009

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
20   Financial Statements
23   Notes to Financial Statements
28   Financial Highlights
30   Auditor's Report
31   Fund Expenses
32   Tax Information
33   Trustees and Officers

Supplement to Annual Report dated 3/31/09

AIM TAX-FREE INTERMEDIATE FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 3/31/09                    not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      10 Years                             4.03%   those shown. All returns assume
shareholders with a performance overview      5 Years                             2.80    reinvestment of distributions at NAV.
specific to their holdings. Institutional     1 Year                              4.28    Investment return and principal value will
Class shares are offered exclusively to      ==========================================   fluctuate so your shares, when redeemed,
institutional investors, including defined                                                may be worth more or less than their
contribution plans that meet certain         Institutional Class shares' inception date   original cost. See full report for
criteria.                                    is July 30, 2004. Returns since that date    information on comparative benchmarks.
                                             are historical returns. All other returns    Please consult your Fund prospectus for
                                             are blended returns of historical            more information. For the most current
                                             Institutional Class share performance and    month-end performance, please call 800 451
                                             restated Class A share performance (for      4246 or visit invescoaim.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is May 11, 1987.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.53%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        ATFIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY
                                                                                                                  [INVESCO AIM LOGO]
This material is for institutional investor use only and may not be quoted, reproduced                             - SERVICE MARK -
or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   TFI-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00      $1,049.50       $2.55       $1,022.44       $2.52        0.50%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.


AIM TAX-FREE INTERMEDIATE FUND

                    Dear Shareholders:

                    The past year was difficult to say the least for virtually all investors. Market indexes in the U.S. and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the value of our
       [TAYLOR      investments. As I write this letter, "market experts" remain divided on the outlook for the market. While some
        PHOTO]      argue the worst of the decline is over, others say we have farther to fall. There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

                       We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have
    Philip Taylor   already taken, or can take now, that may benefit you going forward.

                    BOOMS AND BUSTS

                    Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the "tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

     o    REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals. Your financial advisor can suggest investments that match your goals and risk tolerance.

     o    RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

     o    LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM TAX-FREE INTERMEDIATE FUND

                    Dear Fellow Shareholders:

                    Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety
      [CROCKETT     remains about how, when and what kind of a recovery will occur. However, mutual funds generally are more
       PHOTO]       diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money
   Bruce Crockett   manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at
bruce@brucecrockett.com.

Best regards,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM TAX-FREE INTERMEDIATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   bonds. We also prefer to invest in insured
                                                                                          municipal bonds, which offer competitive
PERFORMANCE SUMMARY                                                                       yields with greater safety and liquidity
                                                                                          than similar uninsured municipal bonds.
For the fiscal year ended March 31, 2009, Class A shares of AIM Tax-Free Intermediate
Fund, at net asset value, outperformed the Fund's broad market index, the Barclays           We typically purchase and hold
Capital Municipal Bond Index, and underperformed its style-specific index, the Merrill    municipal bonds to maturity to avoid
Lynch 3-7 Year Municipal Index.(triangle) The Fund underperformed its style-specific      selling-related capital gains. However,
index primarily due to exposure to longer maturity bonds.                                 there are times when we will sell
                                                                                          securities based on the following factors:
     Your Fund's long-term performance appears later in this report.
                                                                                          o    A downgrade in credit quality
FUND VS. INDEXES
                                                                                          o    A decision to shorten or lengthen the
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not        Fund's duration
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,
which would have reduced performance.                                                     o    A decision to limit or reduce the
                                                                                               Fund's exposure to a particular
Class A Shares                                                                    4.44%        sector or issuer
Class A3 Shares                                                                   4.18
Class Y Shares*                                                                   4.42    MARKET CONDITIONS AND YOUR FUND
Barclays Capital Municipal Bond Index(triangle) (Broad Market Index)**            2.27
Merrill Lynch 3-7 Year Municipal Index(triangle) (Style-Specific Index)           6.08    Real gross domestic product (GDP), the
Lipper Intermediate Municipal Debt Funds Index(triangle) (Peer Group Index)       1.12    broadest measure of the nation's economic
                                                                                          activity, declined at an annual rate of
(triangle)Lipper Inc.                                                                     6.3% in the fourth quarter of 2008.(1) For
                                                                                          all of 2008, GDP grew at 1.1% compared to
*Share class incepted during the fiscal year. See page 7 for a detailed explanation of    2.0% in 2007.(1) Driving the continued
Fund performance.                                                                         economic contraction was an increase in
                                                                                          the unemployment rate which led to a sharp
**Effective 11/03/08, Lehman Brothers indexes were rebranded as Barclays Capital          decline in personal expenditures.
indexes.
=======================================================================================      In response to general economic
                                                                                          concerns and the severity of the
HOW WE INVEST                                                                             contraction in credit and housing markets,
                                                                                          the U.S. Federal Reserve (the Fed) cut its
We believe that an actively managed          with shorter durations are generally less    federal funds target rate over the last 12
portfolio of municipal bonds can provide a   sensitive to interest rate changes than      months from 2.25% to a range of zero to
steady stream of tax-exempt income while     those with longer durations.                 0.25%.(2) As reductions to this level
seeking to protect principal. Through                                                     essentially removed interest rate
active management, we strive to avoid           Effective July 20, 2006, the Fund's       reductions as a policy tool, the Fed
capital gains and ordinary income, which     investment strategies were modified to       announced plans in March to begin direct
are taxable to shareholders, while           reflect our need for further                 purchases of U.S. Treasury and mortgage
providing competitive income in all market   diversification of managed assets by         securities.
environments.                                investing in BBB-rated or equivalent
                                             municipal bonds as well as investing up to      U.S. Treasury yields declined over
   We invest primarily in municipal          20% of the Fund's total net assets in        the fiscal year consistent with interest
bonds, which include revenue and general     below-investment-grade issues. Finally,      rate reductions and an investor flight to
obligation bonds. The Fund is permitted to   the Fund does not invest in bonds that pay   quality. The drop in yields was most
purchase bonds of different maturity         interest subject to the alternative
structures to better capitalize on           minimum tax (AMT).
movements of interest rates and to manage
effectively its duration for preservation       We generally invest in revenue bonds,
of capital purposes. Duration is a measure   which are municipal bonds issued to
of a bond's sensitivity to interest rate     finance specific public works, such as
changes. Bonds and bond mutual funds         bridges or sewer systems. Proceeds
                                             generated by those specific projects are
                                             used to pay interest and principal on the

==========================================   =======================================================================================
PORTFOLIO COMPOSITION                        TOP FIVE FIXED INCOME HOLDINGS*
By credit quality rating
AAA                                  40.0%                                                                                   % OF
AA                                   30.8                                                             COUPON   MATURITY   NET ASSETS
A                                    26.3                                                             ------   --------   ----------
BBB                                   2.9    1. Energy Northwest                                       5.50%    7/1/11       2.2%
==========================================   2. New Jersey (State of)
Source: S&P, Moody's, Fitch: This table is      Transportation Trust Fund Authority                    5.50    6/15/10       2.0
calculated based on the highest rating       3. Washington (State of)                                  4.75     4/1/11       1.5
assigned by one of these agencies to an      4. Houston (City of) Convention &
individual security.                            Entertainment Facilities Department                    5.50    9/11/11       1.2
==========================================   5. Burke (County of) Development Authority                3.75    1/12/12       1.1
Total Net Assets            $373.1 million   =======================================================================================
                                             The Fund's holdings are subject to change, and there is no assurance that the Fund
Total Number of Holdings*              246   will continue to hold any particular security.
==========================================
                                             *    Excluding cash equivalent holdings.


4   AIM TAX-FREE INTERMEDIATE FUND

pronounced in the fourth quarter of 2008     downward price pressures during the fourth                    RICHARD BERRY
as demand for the safety of Treasuries       quarter of 2008, as investors sought                          Chartered Financial
increased as world markets declined. While   liquidity by selling municipal bond                           Analyst, senior portfolio
markets continued their sell off into        holdings. Further, exposure to health care       [BERRY       manager, is co-manager of
2009, Treasury investors grew concerned      bonds hurt performance as increased              PHOTO]       AIM Tax Free Intermediate
over steep increases in debt levels and      issuance and economic factors weighed on                      Fund. Mr. Berry joined
the potential for rising inflation. The      the sector.                                  Invesco Aim in 1987 and has been in the
fiscal year closed with Treasuries                                                        investment industry since 1968. He has
retracing some of the gains made earlier        The Fund's portfolio was highly           served as president and director of the
in the reporting period.                     diversified across industry segments.        Dallas Association of Investment Analysts,
                                             However, our allocation to revenue bonds     chairman of the board of regents of the
   Relative to Treasuries, municipal         was an overall detractor from performance.   Financial Analysts Seminar and a trustee
bond yields increased their relative yield   One bright spot was electric utilities       of Lancaster Independent School District.
advantage during the fiscal year. On March   which were among the best performing         He earned his B.B.A. and M.B.A. from Texas
31, 2008, five-year investment-grade         groups in the revenue bond sector.           Christian University.
general obligation municipal bonds yielded   Exposure to pre-refunded issues helped
2.92%, which was 0.20% more than the         performance as these bonds tend to carry a                    STEPHEN TURMAN
comparable Treasury note.(3,4) As of March   credit rating of AAA, and they performed                      Chartered Financial
31, 2009, five-year investment-grade         well during the reporting period.                             Analyst, senior portfolio
general obligation municipal bonds yielded                                                    [TURMAN      manager, is co-manager of
2.07%, which was 0.25% more than the            At the state level, Texas bonds had            PHOTO]      AIM Tax Free Intermediate
comparable Treasury security.(3,4)           the largest weight in the portfolio.                          Fund. Mr. Turman began
                                             Tax-exempt bonds of Texas were among the     his career in the investment business in
   Within the municipal bond market,         top state-specific performers and            1983 and joined Invesco Aim as a trader in
intermediate- and short-maturity bonds       benefited from the relative strength of      1985. Prior to joining Invesco Aim, he
outperformed long-maturity issues as the     the Texas economy. Our allocation to Texas   worked in institutional sales. Mr. Turman
municipal yield curve declined less on the   was an absolute and relative contributor     earned a B.B.A. in finance from The
long end than on the short end. General      to performance.                              University of Texas at Arlington.
obligation bonds outperformed revenue
bonds as declines in housing and hospital       We appreciate your continued
segments negatively affected the revenue     participation in AIM Tax-Free Intermediate
bond sector. Pre-refunded bonds were         Fund.
generally strong performers as their
higher quality ratings and shorter           1  Bureau of Economic Analysis
maturities attracted investors seeking       2  U.S. Federal Reserve
safety. In the last quarter of the fiscal    3  Barclays Capital
year, revenue bonds outperformed general     4  Merrill Lynch
obligation bonds as the economic recession
weighed further on the budget outlook for    The views and opinions expressed in
certain states.                              management's discussion of Fund
                                             performance are those of Invesco Aim
   Throughout this reporting period, we      Advisors, Inc. These views and opinions
continued to emphasize thorough credit       are subject to change at any time based on
research and analysis of the underlying      factors such as market and economic
credit quality which helped us build a       conditions. These views and opinions may
portfolio of high-quality municipal bonds.   not be relied upon as investment advice or
Consequently, the Fund experienced no        recommendations, or as an offer for a
adverse credit events and had an AA          particular security. The information is
average credit rating as of the close of     not a complete analysis of every aspect of
the reporting period. In this environment    any market, country, industry, security or
of increased risk aversion, higher rated     the Fund. Statements of fact are from
tax-exempt issues outperformed lower         sources considered reliable, but Invesco
quality municipal bonds, which contributed   Aim Advisors, Inc. makes no representation
positively to Fund performance.              or warranty as to their completeness or
                                             accuracy. Although historical performance
   Our underperformance relative to our      is no guarantee of future results, these
style-specific index was primarily due to    insights may help you understand our
our results in the third quarter of 2008.    investment management philosophy.
Exposure to longer maturity bonds was the
primary detractor. Additionally, an          See important Fund and index disclosures
unusual amount of liquidations occurred in   later in this report.
the municipal bond market, creating


5   AIM TAX-FREE INTERMEDIATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not.                              investment. In this chart, each segment
                                             represents a doubling, or 100% change, in
   Performance shown in the chart and        the value of the investment. In other
table(s) does not reflect deduction of       words, the space between $10,000 and
taxes a shareholder would pay on Fund        $20,000 is the same size as the space
distributions or sale of Fund shares.        between $20,000 and $40,000, and so on.


6   AIM TAX-FREE INTERMEDIATE FUND

                         AIM TAX-FREE INTERMEDIATE FUND

===============================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Index data from 4/30/87, Fund data from 5/11/87

                  AIM                                  LIPPER
               TAX-FREE             BARCLAYS        INTERMEDIATE
          INTERMEDIATE FUND-   CAPITAL MUNICIPAL   MUNICIPAL DEBT
  DATE      CLASS A SHARES       BOND INDEX(1)     FUNDS INDEX(1)
-------   ------------------   -----------------   --------------
4/30/87                              $10000            $10000
   5/87         $ 9813                 9950              9978
   6/87           9896                10243             10180
   7/87           9993                10347             10304
   8/87           9958                10370             10318
   9/87           9694                 9988              9998
  10/87           9746                10023             10028
  11/87           9853                10285             10243
  12/87          10052                10434             10390
   1/88          10284                10806             10711
   2/88          10416                10920             10765
   3/88          10308                10793             10665
   4/88          10346                10875             10718
   5/88          10303                10844             10713
   6/88          10387                11002             10802
   7/88          10483                11074             10856
   8/88          10442                11084             10863
   9/88          10596                11284             10994
  10/88          10691                11483             11132
  11/88          10615                11378             11062
  12/88          10709                11495             11151
   1/89          10862                11732             11284
   2/89          10772                11598             11214
   3/89          10746                11571             11182
   4/89          10945                11846             11374
   5/89          10971                12091             11551
   6/89          11195                12256             11681
   7/89          11312                12423             11821
   8/89          11225                12301             11761
   9/89          11183                12264             11738
  10/89          11320                12414             11843
  11/89          11397                12631             11998
  12/89          11614                12735             12103
   1/90          11590                12675             12057
   2/90          11681                12788             12161
   3/90          11670                12791             12162
   4/90          11671                12699             12074
   5/90          11815                12976             12301
   6/90          11902                13090             12401
   7/90          11999                13283             12564
   8/90          12002                13090             12451
   9/90          12023                13098             12494
  10/90          12173                13336             12659
  11/90          12314                13604             12862
  12/90          12378                13663             12912
   1/91          12505                13846             13065
   2/91          12627                13967             13172
   3/91          12644                13972             13192
   4/91          12750                14158             13348
   5/91          12835                14284             13439
   6/91          12847                14270             13429
===============================================================================================

(1)   Lipper Inc.

===============================================================================================

                                [MOUNTAIN CHART]

   7/91          12953                14444             13571
   8/91          13104                14634             13717
   9/91          13218                14825             13871
  10/91          13326                14958             13993
  11/91          13383                15000             14031
  12/91          13599                15322             14311
   1/92          13664                15357             14349
   2/92          13722                15362             14363
   3/92          13705                15368             14335
   4/92          13808                15504             14448
   5/92          13942                15687             14606
   6/92          14113                15950             14810
   7/92          14475                16428             15226
   8/92          14372                16268             15073
   9/92          14458                16374             15162
  10/92          14367                16213             15025
  11/92          14551                16504             15278
  12/92          14682                16672             15413
   1/93          14842                16866             15591
   2/93          15213                17476             16059
   3/93          15074                17291             15876
   4/93          15186                17466             16004
   5/93          15242                17564             16057
   6/93          15427                17857             16275
   7/93          15399                17880             16269
   8/93          15641                18253             16558
   9/93          15827                18461             16747
  10/93          15855                18497             16774
  11/93          15798                18333             16671
  12/93          16008                18720             16945
   1/94          16168                18934             17119
   2/94          15892                18444             16756
   3/94          15599                17693             16286
   4/94          15688                17843             16355
   5/94          15792                17997             16484
   6/94          15762                17887             16436
   7/94          15910                18215             16641
   8/94          15969                18278             16705
   9/94          15864                18010             16533
  10/94          15759                17691             16351
  11/94          15639                17370             16108
  12/94          15780                17753             16348
   1/95          16007                18260             16665
   2/95          16266                18791             17011
   3/95          16405                19007             17162
   4/95          16482                19030             17199
   5/95          16760                19637             17602
   6/95          16730                19465             17547
   7/95          16874                19649             17707
   8/95          17002                19899             17880
   9/95          17053                20025             17969
  10/95          17171                20316             18139
  11/95          17320                20653             18332
  12/95          17391                20851             18450
   1/96          17511                21009             18594
   2/96          17487                20867             18536
   3/96          17398                20600             18350
   4/96          17389                20542             18318
   5/96          17413                20534             18317
   6/96          17502                20758             18431
   7/96          17604                20946             18594
   8/96          17625                20941             18601
   9/96          17745                21234             18769
  10/96          17863                21474             18953
  11/96          18083                21867             19234
  12/96          18054                21775             19183
   1/97          18125                21816             19231

===============================================================================================

===============================================================================================

                                [MOUNTAIN CHART]

   2/97          18230                22016             19376
   3/97          18150                21723             19179
   4/97          18238                21905             19278
   5/97          18446                22234             19505
   6/97          18587                22471             19686
   7/97          18916                23094             20113
   8/97          18817                22877             19957
   9/97          18994                23148             20169
  10/97          19064                23298             20264
  11/97          19135                23435             20343
  12/97          19363                23776             20603
   1/98          19539                24022             20777
   2/98          19541                24029             20787
   3/98          19560                24050             20801
   4/98          19457                23942             20704
   5/98          19690                24321             20982
   6/98          19763                24417             21054
   7/98          19818                24478             21102
   8/98          20072                24856             21406
   9/98          20273                25166             21638
  10/98          20311                25165             21645
  11/98          20368                25253             21692
  12/98          20425                25317             21761
   1/99          20664                25618             22005
   2/99          20575                25506             21888
   3/99          20596                25541             21882
   4/99          20653                25605             21943
   5/99          20581                25457             21813
   6/99          20340                25091             21516
   7/99          20473                25182             21616
   8/99          20399                24980             21516
   9/99          20476                24990             21529
  10/99          20364                24720             21378
  11/99          20537                24983             21559
  12/99          20444                24796             21462
   1/00          20350                24688             21368
   2/00          20448                24975             21532
   3/00          20738                25521             21840
   4/00          20643                25370             21748
   5/00          20548                25238             21658
   6/00          20998                25907             22105
   7/00          21235                26267             22356
   8/00          21492                26672             22633
   9/00          21456                26533             22567
  10/00          21636                26823             22755
  11/00          21718                27026             22863
  12/00          22120                27694             23323
   1/01          22403                27968             23593
   2/01          22466                28057             23669
   3/01          22630                28308             23850
   4/01          22429                28001             23636
   5/01          22653                28303             23878
   6/01          22775                28492             24027
   7/01          23019                28914             24316
   8/01          23325                29391             24684
   9/01          23365                29292             24650
  10/01          23584                29641             24886
  11/01          23327                29391             24628
  12/01          23110                29113             24442
   1/02          23533                29618             24797
   2/02          23830                29975             25075
   3/02          23308                29388             24619
   4/02          23860                29962             25098
   5/02          23970                30144             25234
   6/02          24272                30463             25491
   7/02          24544                30855             25786
   8/02          24816                31225             26023

===============================================================================================

===============================================================================================

                                [MOUNTAIN CHART]

   9/02          25238                31909             26477
  10/02          24933                31380             26075
  11/02          24821                31250             25969
  12/02          25334                31909             26483
   1/03          25312                31828             26387
   2/03          25613                32273             26752
   3/03          25610                32293             26745
   4/03          25761                32506             26915
   5/03          26266                33267             27463
   6/03          26177                33126             27334
   7/03          25447                31967             26508
   8/03          25622                32205             26706
   9/03          26268                33152             27390
  10/03          26110                32985             27258
  11/03          26243                33329             27476
  12/03          26401                33605             27638
   1/04          26491                33797             27742
   2/04          26806                34306             28132
   3/04          26645                34186             27959
   4/04          26165                33377             27375
   5/04          26095                33256             27340
   6/04          26139                33377             27408
   7/04          26346                33816             27682
   8/04          26738                34494             28139
   9/04          26784                34677             28227
  10/04          26899                34975             28379
  11/04          26710                34687             28151
  12/04          26897                35110             28426
   1/05          26924                35438             28549
   2/05          26809                35321             28427
   3/05          26645                35098             28217
   4/05          26885                35651             28587
   5/05          26957                35903             28750
   6/05          27079                36126             28892
   7/05          26960                35963             28738
   8/05          27081                36326             28984
   9/05          27035                36081             28835
  10/05          26951                35862             28685
  11/05          27013                36034             28800
  12/05          27113                36344             28998
   1/06          27189                36442             29073
   2/06          27216                36687             29199
   3/06          27143                36434             29027
   4/06          27194                36421             29017
   5/06          27270                36584             29154
   6/06          27221                36446             29039
   7/06          27374                36879             29342
   8/06          27576                37427             29723
   9/06          27703                37687             29899
  10/06          27781                37923             30039
  11/06          27853                38239             30224
  12/06          27836                38104             30120
   1/07          27833                38007             30056
   2/07          28012                38507             30376
   3/07          28087                38413             30346
   4/07          28135                38526             30424
   5/07          28104                38356             30306
   6/07          28101                38157             30191
   7/07          28281                38453             30385
   8/07          28408                38287             30363
   9/07          28590                38853             30730
  10/07          28722                39027             30817
  11/07          28903                39275             31026
  12/07          29030                39384             31085
   1/08          29456                39881             31592
   2/08          28838                38055             30461
   3/08          29351                39143             31112

===============================================================================================

===============================================================================================

                                [MOUNTAIN CHART]

   4/08          29425                39601             31288
   5/08          29495                39840             31474
   6/08          29401                39391             31162
   7/08          29583                39540             31302
   8/08          29849                40003             31641
   9/08          29169                38127             30455
  10/08          29131                37738             30110
  11/08          29233                37858             30165
  12/08          29633                38410             30378
   1/09          30386                39816             31610
   2/09          30517                40025             31482
   3/09          30655                40032             31461

===============================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE TOTAL ANNUAL FUND OPERATING
As of 3/31/09, including maximum             EXPENSE RATIO SET FORTH IN THE MOST RECENT
applicable sales charges                     FUND PROSPECTUS AS OF THE DATE OF THIS
                                             REPORT FOR CLASS A, CLASS A3 AND CLASS Y
CLASS A SHARES                               SHARES WAS 0.48%, 0.73% AND 0.48%,
Inception (5/11/87)                  5.25%   RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
10 Years                             3.95    ABOVE MAY VARY FROM THE EXPENSE RATIOS
 5 Years                             2.64    PRESENTED IN OTHER SECTIONS OF THIS REPORT
 1 Year                              3.38    THAT ARE BASED ON EXPENSES INCURRED DURING
                                             THE PERIOD COVERED BY THIS REPORT.
CLASS A3 SHARES
10 Years                             3.72%      CLASS A SHARE PERFORMANCE REFLECTS
 5 Years                             2.56    THE MAXIMUM 1.00% SALES CHARGE. CLASS A3
 1 Year                              4.18    SHARES DO NOT HAVE A FRONT-END SALES
                                             CHARGE OR A CDSC; THEREFORE, PERFORMANCE
CLASS Y SHARES                               QUOTED IS AT NET ASSET VALUE. CLASS Y
10 Years                             4.05%   SHARES DO NOT HAVE A FRONT-END SALES
 5 Years                             2.84    CHARGE OR A CDSC; THEREFORE, PERFORMANCE
 1 Year                              4.42    IS AT NET ASSET VALUE.
==========================================
                                                THE PERFORMANCE OF THE FUND'S SHARE
THE INCEPTION DATE OF CLASS A3 SHARES IS     CLASSES WILL DIFFER PRIMARILY DUE TO
OCTOBER 31, 2002. RETURNS SINCE THAT DATE    DIFFERENT SALES CHARGE STRUCTURES AND
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    CLASS EXPENSES.
ARE THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF THE FUND'S CLASS A3 SHARES       HAD THE FUND NOT WAIVED FEES AND/OR
SINCE THEIR INCEPTION AND THE RESTATED       REIMBURSED EXPENSES IN THE PAST,
HISTORICAL PERFORMANCE OF THE FUND'S CLASS   PERFORMANCE WOULD HAVE BEEN LOWER.
A SHARES (FOR PERIODS PRIOR TO THE
INCEPTION OF CLASS A3 SHARES) AT NET ASSET
VALUE, ADJUSTED TO REFLECT THE RULE 12B-1
FEES APPLICABLE TO CLASS A3 SHARES. CLASS
A SHARES INCEPTION DATE IS MAY 11, 1987.

   CLASS Y SHARES' INCEPTION DATE IS
OCTOBER 3, 2008; RETURNS SINCE THAT DATE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE
PERFORMANCE AND RESTATED CLASS A SHARE
PERFORMANCE (FOR PERIODS PRIOR TO THE
INCEPTION DATE OF CLASS Y SHARES) AT NET
ASSET VALUE. THE RESTATED CLASS A SHARE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES
APPLICABLE TO CLASS A SHARES AS WELL AS
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS
RECEIVED BY CLASS A SHARES. CLASS A SHARES
INCEPTION DATE IS MAY 11, 1987.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT INVESCOAIM.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM APPLICABLE SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES.


7   AIM TAX-FREE INTERMEDIATE FUND

AIM TAX-FREE INTERMEDIATE FUND'S INVESTMENT OBJECTIVE IS TO GENERATE AS HIGH A LEVEL OF TAX-EXEMPT INCOME AS IS CONSISTENT WITH THE
PRESERVATION OF CAPITAL.

o    Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o    Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o    The value of, payment of interest on,   o    The LIPPER INTERMEDIATE MUNICIPAL
                                                  repayment of principal for and the           DEBT FUNDS INDEX is an equally
o    As of close of business October 30,          ability of the Fund to sell a                weighted representation of the
     2002, Class A shares were closed to          municipal security may be affected by        largest funds in the Lipper
     new investors.                               constitutional amendments,                   Intermediate Municipal Debt Funds
                                                  legislative enactments, executive            category. These funds invest in
o    Class Y shares are available to only         orders, administrative regulations,          municipal debt issues with
     certain investors. Please see the            voter initiatives and the economics          dollar-weighted average maturities of
     prospectus for more information.             of the regions in which the issuers          five to 10 years.
                                                  in which the Fund invests are
PRINCIPAL RISKS OF INVESTING IN THE FUND          located.                                o    The Fund is not managed to track the
                                                                                               performance of any particular index,
o    Because many municipal securities are   o    Reinvestment risk is the risk that a         including the indexes defined here,
     issued to finance similar projects,          bond's cash flows will be reinvested         and consequently, the performance of
     especially those relating to                 at an interest rate below that on the        the Fund may deviate significantly
     education, health care,                      original bond.                               from the performance of the indexes.
     transportation and utilities,
     conditions in those sectors can         o    The tax-exempt character of the         o    A direct investment cannot be made in
     affect the overall municipal                 interest paid on synthetic municipal         an index. Unless otherwise indicated,
     securities market and the Fund.              securities is based on the tax-exempt        index results include reinvested
                                                  income stream from the collateral.           dividends, and they do not reflect
o    Credit risk is the risk of loss on an        The Internal Revenue Service has not         sales charges or fund expenses.
     investment due to the deterioration          ruled on this issue and could deem           Performance of an index of funds
     of an issuer's financial health. Such        income derived from synthetic                reflects fund expenses; performance
     a deterioration of financial health          municipal securities to be taxable.          of a market index does not.
     may result in a reduction of the
     credit rating of the issuer's           o    The Fund may invest in lower quality    OTHER INFORMATION
     securities and may lead to the               debt securities, commonly known as
     issuer's inability to honor its              "junk bonds." Compared to higher        o    The Chartered Financial
     contractual obligations, including           quality debt securities, junk bonds          Analyst--REGISTERED TRADEMARK--
     making timely payment of interest and        involve greater risk of default or           (CFA--REGISTERED TRADEMARK--)
     principal.                                   price changes due to changes in              designation is a globally recognized
                                                  credit quality of the issuer because         standard for measuring the competence
o    Interest rate risk refers to the risk        they are generally unsecured and may         and integrity of investment
     that bond prices generally fall as           be subordinated to other creditors'          professionals
     interest rates rise; conversely, bond        claims. Credit ratings on junk bonds
     prices generally rise as interest            do not necessarily reflect their        o    The returns shown in management's
     rates fall.                                  actual market risk.                          discussion of Fund performance are
                                                                                               based on net asset values calculated
o    The Fund may use enhanced investment    ABOUT INDEXES USED IN THIS REPORT                 for shareholder transactions.
     techniques such as leveraging and                                                         Generally accepted accounting
     derivatives. Leveraging entails risks   o    The BARCLAYS CAPITAL MUNICIPAL BOND          principles require adjustments to be
     such as magnifying changes in the            INDEX covers municipal bonds with a          made to the net assets of the Fund at
     value of the portfolio's securities.         minimum credit rating of Baa, an             period end for financial reporting
     Derivatives are subject to                   outstanding par value of at least $5         purposes, and as such, the net asset
     counterparty risk--the risk that the         million and issued as a part of a            values for shareholder transactions
     other party will not complete the            transaction of at least $50 million.         and the returns based on those net
     transaction with the Fund.                   The bonds must have been issued after        asset values may differ from the net
                                                  December 31, 1990, and have a                asset values and returns reported in
o    There is no guarantee that the               remaining maturity of at least one           the Financial Highlights.
     investment techniques and risk               year.
     analyses used by the Fund's portfolio
     managers will produce the desired       o    The MERRILL LYNCH 3-7 YEAR MUNICIPAL
     results.                                     INDEX is a domestic bond index that
                                                  holds municipal bonds with maturities
o    The prices of securities held by the         that range between three and seven
     Fund may decline in response to              years.
     market risks.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      ==========================================
=======================================================================================   FUND NASDAQ SYMBOLS

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class A Shares                       AITFX
                                                                                          Class A3 Shares                      ATFAX
                                                                                          Class Y Shares                       ATFYX
                                                                                          ==========================================


8   AIM TAX-FREE INTERMEDIATE FUND

SCHEDULE OF INVESTMENTS

March 31, 2009



                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)         VALUE
-----------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-100.07%

ALABAMA-1.42%

  Birmingham (City of); Series 2001 B, Ref.
     Unlimited Tax GO Wts. (INS-Financial Security
     Assurance Inc.)(a)                                5.25%     07/01/10      $1,950     $ 2,051,459
-----------------------------------------------------------------------------------------------------
  Chatom (Town of) Industrial Development Board;
     Series 2007 A, VRD RB(c)                          4.25%     08/01/37       1,000         999,900
-----------------------------------------------------------------------------------------------------
  Mobile (City of) Industrial Development Board
     (Alabama Power Co.); Series 2007 C, Pollution
     Control IDR(b)                                    5.00%     03/19/15       2,150       2,243,288
=====================================================================================================
                                                                                            5,294,647
=====================================================================================================


ALASKA-0.81%

  Alaska (State of) Industrial Development &
     Export Authority (Greater Fairbanks); Series
     2004 A, RB (INS-Financial Security Assurance
     Inc.)(a)                                          5.13%     04/01/19       1,000         991,140
-----------------------------------------------------------------------------------------------------
  Alaska (State of) Municipal Bond Bank Authority;
     Series 2009-1, RB                                 5.63%     09/01/29         250         250,800
-----------------------------------------------------------------------------------------------------
  Alaska (State of) Southeast Power Agency; Series
     2009, Ref. Electric RB (INS-Assured Guaranty
     Corp.)(a)                                         5.13%     06/01/24         650         639,529
-----------------------------------------------------------------------------------------------------
  North Slope (Borough of); Series 2008 A, Ref.
     Unlimited Tax GO                                  5.50%     06/30/19       1,000       1,154,070
=====================================================================================================
                                                                                            3,035,539
=====================================================================================================


ARIZONA-1.48%

  Mohave (County of) Unified School District No.
     20 (Kingman); Series 2009 C, School
     Improvement Unlimited Tax GO (INS-Assured
     Guaranty Corp.)(a)                                5.00%     07/01/23       1,500       1,519,095
-----------------------------------------------------------------------------------------------------
  Phoenix (City of) Civic Improvement Corp.;
     Series 2001, Ref. Wastewater System Jr. Lien
     RB (INS-Financial Guaranty Insurance Co.)(a)      5.25%     07/01/11       3,000       3,246,630
-----------------------------------------------------------------------------------------------------
  Yuma (City of) Municipal Property Corp.; Series
     2007 D, Municipal Facilities RB (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     07/01/24         750         759,037
=====================================================================================================
                                                                                            5,524,762
=====================================================================================================


ARKANSAS-0.77%

  Bentonville (City of); Series 2007, Sales & Use
     Tax RB (INS-Ambac Assurance Corp.)(a)             4.38%     11/01/25       1,000         940,360
-----------------------------------------------------------------------------------------------------
  Independence (County of) (Entergy Mississippi,
     Inc.); Series 1999, Pollution Control RB
     (INS-Ambac Assurance Corp.)(a)                    4.90%     07/01/22       1,000         885,330
-----------------------------------------------------------------------------------------------------
  Little Rock (City of) School District; Series
     2001 C, Limited Tax GO (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     02/01/10       1,000       1,029,760
=====================================================================================================
                                                                                            2,855,450
=====================================================================================================


CALIFORNIA-6.40%

  California (State of) Health Facilities
     Financing Authority (Southern California
     Presbyterian Homes); Series 1998, VRD RB
     (INS-National Public Finance Guarantee
     Corp.)(a)(c)(d)                                   6.00%     12/01/28       9,665       9,665,000
-----------------------------------------------------------------------------------------------------
  California Statewide Communities Development
     Authority (Enloe Medical Center);
     Series 2008 A, RB (INS-Cal-Mortgage)(a)           5.00%     08/15/17         385         391,560
-----------------------------------------------------------------------------------------------------
     Series 2008 A, RB (INS-Cal-Mortgage)(a)           5.25%     08/15/19         325         328,331
-----------------------------------------------------------------------------------------------------
  California Statewide Communities Development
     Authority (Henry Mayo Newhall Memorial)
     Series 2007 B, RB (INS-Ambac Assurance
     Corp.)(a)                                         5.05%     10/01/28       1,500       1,268,475
-----------------------------------------------------------------------------------------------------
  California Statewide Communities Development
     Authority; Series 2006 A, Ref. Pollution
     Control RB (INS-XL Capital Assurance
     Inc.)(a)(b)                                       4.10%     04/01/13       1,175       1,162,216
-----------------------------------------------------------------------------------------------------
  Evergreen Elementary School District;
     Series 2009, Unlimited Tax GO (INS-Assured
     Guaranty Corp.)(a)(e)                             6.04%     08/01/25       3,000       1,131,840
-----------------------------------------------------------------------------------------------------
     Series 2009, Unlimited Tax GO (INS-Assured
     Guaranty Corp.)(a)(e)                             6.33%     08/01/28       1,000         299,850
-----------------------------------------------------------------------------------------------------
  Lake Tahoe (City of) Unified School District
     (Election of 2008); Series 2009, Unlimited
     Tax GO (INS-Financial Security Assurance
     Inc.)(a)                                          5.00%     08/01/24       1,000       1,012,820
-----------------------------------------------------------------------------------------------------
  Los Angeles (City of) Department of Airports
     (Los Angeles International Airport); Series
     2008 C, RB                                        5.00%     05/15/28       1,000         953,760
-----------------------------------------------------------------------------------------------------
  Los Angeles (City of) Unified School District;
     Series 2009 I, Unlimited Tax GO                   5.00%     07/01/26         670         655,555
-----------------------------------------------------------------------------------------------------
  Madera (City of) Irrigation District; Series
     2008, Ref. RB                                     5.00%     01/01/23       1,250       1,234,012
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)         VALUE
-----------------------------------------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

  Monrovia (City of) Financing Authority
     (Library); Series 2007, Lease RB (INS-Ambac
     Assurance Corp.)(a)                               4.63%     12/01/32      $1,000     $   859,680
-----------------------------------------------------------------------------------------------------
  Rancho Mirage (City of) Joint Powers Financing
     Authority (Eisenhower Medical Center); Series
     2007 A, RB                                        5.00%     07/01/21       1,000         901,270
-----------------------------------------------------------------------------------------------------
  Redlands (City of) Unified School District
     (Election of 2008); Series 2008, Unlimited
     Tax GO (INS-Financial Security Assurance
     Inc.)(a)                                          5.00%     07/01/25       1,000       1,004,330
-----------------------------------------------------------------------------------------------------
  Santa Ana (City of) (Local Street Improvement);
     Series 2007, Gas Tax Revenue COP
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         4.38%     01/01/24       1,000         911,200
-----------------------------------------------------------------------------------------------------
  West Contra Costa Unified School District;
     Series 2005 B, Unlimited Tax GO                   6.00%     08/01/27       1,000       1,037,220
-----------------------------------------------------------------------------------------------------
  West Sacramento (City of) Area Flood Control
     Agency; Series 2008, Special Assessment RB        5.13%     09/01/23       1,075       1,063,627
=====================================================================================================
                                                                                           23,880,746
=====================================================================================================


COLORADO-2.42%

  Adams State College;
     Series 2009 A, Auxiliary Facilities
     Improvement RB                                    5.20%     05/15/27         340         346,681
-----------------------------------------------------------------------------------------------------
     Series 2009 A, Auxiliary Facilities
     Improvement RB                                    5.00%     05/15/29         450         445,473
-----------------------------------------------------------------------------------------------------
  Aurora (City of) (The Children's Hospital);
     Series 2004 D, RB (INS-Financial Security
     Assurance Inc.)(a)                                5.00%     12/01/20       1,000       1,057,240
-----------------------------------------------------------------------------------------------------
  Colorado (State of) Educational & Cultural
     Facilities Authority (Charter School
     Classical); Series 2008 A, RB                     6.75%     12/01/23       1,000         974,510
-----------------------------------------------------------------------------------------------------
  Colorado (State of) School of Mines; Series 2009
     A, Ref. Enterprise & Improvement RB               5.00%     12/01/29         500         489,875
-----------------------------------------------------------------------------------------------------
  Denver (City and County of) School District No.
     1; Series 2009 A, Unlimited Tax GO                5.00%     12/01/28       1,000         998,690
-----------------------------------------------------------------------------------------------------
  Northwest Parkway Public Highway Authority; Sr.
     Series 2001 A, RB(f)                              5.00%     06/15/11       1,000       1,075,220
-----------------------------------------------------------------------------------------------------
  Public Authority for Colorado Energy;
     Series 2008, Natural Gas RB                       6.13%     11/15/23       1,000         779,240
-----------------------------------------------------------------------------------------------------
     Series 2008, Natural Gas RB                       6.25%     11/15/28       2,000       1,514,540
-----------------------------------------------------------------------------------------------------
  University of Colorado Hospital Authority;
     Series 1997 A, Ref. RB (INS-Ambac Assurance
     Corp.)(a)                                         5.25%     11/15/22       1,470       1,329,056
=====================================================================================================
                                                                                            9,010,525
=====================================================================================================


CONNECTICUT-0.27%

  New Haven (City of) Solid Waste Authority;
     Series 2008, RB                                   5.13%     06/01/23       1,000       1,025,290
=====================================================================================================


DISTRICT OF COLUMBIA-1.61%

  District of Columbia (Georgetown University);
     Series 2001 C, RB(b)                              5.25%     04/01/23       2,000       1,994,100
-----------------------------------------------------------------------------------------------------
  District of Columbia;
     Series 1993 B-1, Ref. Unlimited Tax GO
     (INS-Ambac Assurance Corp.)(a)                    5.50%     06/01/09       1,250       1,258,637
-----------------------------------------------------------------------------------------------------
     Series 1999 B, Ref. Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.50%     06/01/10       1,000       1,038,530
-----------------------------------------------------------------------------------------------------
     Series 2001 A, Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.50%     06/01/13       1,705       1,732,894
=====================================================================================================
                                                                                            6,024,161
=====================================================================================================


FLORIDA-4.59%

  Citizens Property Insurance Corp.; Series 2008
     A-1, Sr. Sec. High Risk RB                        5.00%     06/01/11       2,100       2,149,077
-----------------------------------------------------------------------------------------------------
  Florida (State of) Board of Education;
     Series 2000 B, Lottery RB (INS-Financial
     Guaranty Insurance Co.)(a)                        5.75%     07/01/10       1,000       1,043,180
-----------------------------------------------------------------------------------------------------
     Series 2009 A, Lottery RB                         5.00%     07/01/23       2,000       1,952,080
-----------------------------------------------------------------------------------------------------
     Series 2009 A, Lottery RB                         5.25%     07/01/24       1,640       1,633,046
-----------------------------------------------------------------------------------------------------
  Florida Hurricane Catastrophe Fund; Series 2008
     A, RB                                             5.00%     07/01/13       1,560       1,604,897
-----------------------------------------------------------------------------------------------------
  Hillsborough (County of) Industrial Development
     Authority (Tampa Electric); Series 2007 B,
     Pollution Control IDR(b)                          5.15%     09/01/13         500         505,275
-----------------------------------------------------------------------------------------------------
  JEA;
     Series 2002 D, Sub. Electric System RB            4.63%     10/01/22         500         499,255
-----------------------------------------------------------------------------------------------------
     Series 2009 Three A, Electric System RB           5.00%     10/01/26       1,125       1,089,315
-----------------------------------------------------------------------------------------------------
  Miami-Dade (County of) Health Facilities
     Authority (The Children's Hospital); Series
     1994, RB (INS-National Public Finance
     Corp.)(a)(b)                                      4.55%     08/01/13         250         251,843
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)         VALUE
-----------------------------------------------------------------------------------------------------
FLORIDA-(CONTINUED)

  Miami-Dade (County of) Water & Sewer System;
     Series 2008 C, RB (INS-Berkshire Hathaway
     Assurance Corp.)(a)                               5.50%     10/01/20      $1,500     $ 1,673,775
-----------------------------------------------------------------------------------------------------
     Series 2008 C, RB (INS-Berkshire Hathaway
     Assurance Corp.)(a)                               5.00%     10/01/24       1,500       1,538,760
-----------------------------------------------------------------------------------------------------
     Series 2008 C, RB (INS-Berkshire Hathaway
     Assurance Corp.)(a)                               5.13%     10/01/25       1,500       1,556,520
-----------------------------------------------------------------------------------------------------
  Port St. Lucie (City of); Series 2008, Ref.
     Master Lease/Municipal Complex COP
     (INS-Assured Guaranty Corp.)(a)                   6.25%     09/01/27         500         519,415
-----------------------------------------------------------------------------------------------------
  Village Center Community Development District;
     Series 1998 A, Ref. Recreational RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.50%     11/01/10       1,105       1,127,520
=====================================================================================================
                                                                                           17,143,958
=====================================================================================================


GEORGIA-3.13%

  Burke (County of) Development Authority (Georgia
     Power Co.); Series 1995, Pollution Control
     RB(b)                                             3.75%     01/12/12       4,000       4,026,080
-----------------------------------------------------------------------------------------------------
  Dalton (City of); Series 1999, Combined
     Utilities RB (INS-Financial Security
     Assurance Inc.)(a)                                5.75%     01/01/10       1,015       1,051,662
-----------------------------------------------------------------------------------------------------
  Georgia (State of); Series 1992 B, Unlimited Tax
     GO                                                6.30%     03/01/10       1,000       1,052,840
-----------------------------------------------------------------------------------------------------
  Glynn-Brunswick Memorial Hospital Authority;
     Series 2008 A, RAC                                5.00%     08/01/20       1,000         939,000
-----------------------------------------------------------------------------------------------------
     Series 2008 A, RAC                                5.25%     08/01/23       1,000         919,910
-----------------------------------------------------------------------------------------------------
  South Regional Joint Development Authority
     (Valdosta State University);
     Series 2007, Parking & Health RB (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     08/01/20       1,385       1,471,203
-----------------------------------------------------------------------------------------------------
     Series 2007, Parking & Health RB (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     08/01/21       1,490       1,573,708
-----------------------------------------------------------------------------------------------------
     Series 2007, Parking & Health RB (INS-XL
     Capital Assurance Inc.)(a)                        5.00%     08/01/22         605         632,630
=====================================================================================================
                                                                                           11,667,033
=====================================================================================================


HAWAII-0.28%

  Hawaii (State of); Series 1993 CA, Unlimited Tax
     GO(f)                                             5.75%     01/01/10       1,000       1,037,420
=====================================================================================================


IDAHO-1.49%

  Caldwell (City of) Urban Renewal Agency; Series
     2008, Tax Allocation RB                           4.00%     09/01/19       1,205       1,155,270
-----------------------------------------------------------------------------------------------------
  Idaho (State of) Health Facilities Authority
     (Trinity Health Group); Series 2008 B, RB         5.63%     12/01/19       1,000       1,063,910
-----------------------------------------------------------------------------------------------------
  Idaho (State of) Housing & Finance Association;
     Series 2008 D, Class III, Single Family
     Mortgage RB                                       5.35%     01/01/29       1,000         996,290
-----------------------------------------------------------------------------------------------------
     Series 2009 A, Grant & Revenue Anticipated RB     5.25%     07/15/25         500         508,305
-----------------------------------------------------------------------------------------------------
  University of Idaho; Series 2007 B, RB
     (INS-Financial Security Assurance Inc.)(a)(b)     4.50%     04/01/18       1,750       1,838,497
=====================================================================================================
                                                                                            5,562,272
=====================================================================================================


ILLINOIS-6.09%

  Chicago (City of) Board of Education; Series
     2005 D, VRD Unlimited Tax GO (INS-Assured
     Guaranty Ltd.)(a)(c)(d)                           6.75%     03/01/36      10,000      10,000,000
-----------------------------------------------------------------------------------------------------
  Chicago (City of) Transit Authority (Federal
     Transit Administration Section 5309); Series
     A, RB (INS-Assured Guaranty Ltd.)(a)              5.25%     06/01/23       2,500       2,541,500
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority
     (Children's Memorial Hospital); Series 2008
     A, RB (INS-Assured Guaranty Ltd.)(a)              5.25%     08/15/33       1,000         892,110
-----------------------------------------------------------------------------------------------------
  Illinois (State of) Finance Authority
     (Resurrection Health Care); Series 1999 A, RB
     (INS-Financial Security Assurance Inc.)(a)        5.00%     05/15/17       2,000       2,064,520
-----------------------------------------------------------------------------------------------------
  Illinois (State of); First Series 2001, Ref.
     Unlimited Tax GO (INS-Financial Security
     Assurance Inc.)(a)                                5.25%     10/01/11       1,790       1,953,284
-----------------------------------------------------------------------------------------------------
  Kane & De Kalb (Counties of) Community Unit
     School District No. 302; Series 2008,
     Unlimited Tax GO (INS-Financial Security
     Assurance Inc.)(a)                                5.50%     02/01/28       1,500       1,548,945
-----------------------------------------------------------------------------------------------------
  Kendall-Grundy, Kane & Will (Counties of) High
     School District No. 18; Series 2007 A, Ref.
     Unlimited Tax GO (INS-Financial Guaranty
     Insurance Co.)(a)                                 4.38%     10/01/21       1,000       1,006,000
-----------------------------------------------------------------------------------------------------
  Madison & Saint Clair (Counties of) School
     District No. 10 (Collinsville School
     Building); Series 2001, Unlimited Tax GO
     (INS-Financial Guaranty Insurance Co.)(a)         5.00%     02/01/11       1,150       1,214,135
-----------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

  Northern Municipal Power Agency (Prairie St.
     Power Project); Series 2007 A, RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.00%     01/01/19     $ 1,000     $  1,070,070
------------------------------------------------------------------------------------------------------
  Will Grundy Etc. (Counties of) Community College
     District No. 525 (Joliet Jr. College); Series
     2008, Unlimited Tax GO                            5.75%     06/01/27         410          434,526
======================================================================================================
                                                                                            22,725,090
======================================================================================================


INDIANA-2.44%

  Clark-Pleasant Middle School Building Corp.;
     Series 2009, First Mortgage RB                    5.00%     07/15/22       1,000        1,000,720
------------------------------------------------------------------------------------------------------
  Monroe (County of) Community 1996 School
     Building Corp.; Series 2009, First Mortgage
     RB (INS-Financial Security Assurance Inc.)(a)     5.13%     01/15/24       2,285        2,382,158
------------------------------------------------------------------------------------------------------
  Portage (City of) Redevelopment District; Series
     2008, Ref. Tax Increment Allocation RB
     (INS-CIFG Guaranty, Ltd.)(a)                      5.00%     01/15/22       2,470        2,305,152
------------------------------------------------------------------------------------------------------
  Rockport (City of) (Indiana Michigan Power Co.);
     Series 2009 A, Ref. PCR(b)                        6.25%     06/02/14         500          500,230
------------------------------------------------------------------------------------------------------
     Series 2009 A, Ref. PCR(b)                        6.25%     06/02/14       1,000        1,002,950
------------------------------------------------------------------------------------------------------
  University of Southern Indiana; Series 2009 J,
     Student Fee RB (INS-Assured Guaranty Ltd.)(a)     5.00%     10/01/23         400          402,924
------------------------------------------------------------------------------------------------------
  Zionsville (City of) Community Schools Building
     Corp.; Series 2002, First Mortgage RB(f)          5.00%     07/15/11       1,420        1,513,848
======================================================================================================
                                                                                             9,107,982
======================================================================================================


KANSAS-1.03%

  Johnson (County of) Water District No. 1; Series
     2001, Water RB                                    5.00%     06/01/11       1,770        1,919,370
------------------------------------------------------------------------------------------------------
  Wyandotte (County of), School District No. 500;
     Series 2001, Unlimited Tax GO (INS-Financial
     Security Assurance Inc.)(a)                       5.50%     09/01/11       1,750        1,913,818
======================================================================================================
                                                                                             3,833,188
======================================================================================================


KENTUCKY-2.37%

  Christian (County of) (Jennie Stuart Medical
     Center); Series 2006, RB (INS-Assured
     Guaranty Corp.)(a)                                5.25%     02/01/28       2,500        2,444,275
------------------------------------------------------------------------------------------------------
  Kentucky (State of) Economic Development Finance
     Authority (Catholic Health Initiatives);
     Series 2004 D, RB(b)                              3.50%     11/10/10       1,000          998,430
------------------------------------------------------------------------------------------------------
  Kentucky (State of) Economic Development Finance
     Authority (Louisville Arena Project); Sub.
     Series 2008 A-1, RB (INS-Assured Guaranty
     Corp.)(a)                                         5.75%     12/01/28         500          505,275
------------------------------------------------------------------------------------------------------
  Louisville & Jefferson (County of) Metropolitan
     Government (Jewish Hospital & St. Mary's
     Healthcare) Series 2008, RB                       6.00%     02/01/22       1,000        1,010,430
------------------------------------------------------------------------------------------------------
  Newport (City of) (Kentucky League of Cities
     Funding Trust); Series 2002, VRD Lease
     Program RB (LOC-U.S. Bank, N.A.)(c)(d)(g)         0.49%     04/01/32       1,785        1,785,000
------------------------------------------------------------------------------------------------------
  Paducah (City of) Electric Plant Board; Series
     2009 A, RB (INS-Assured Guaranty Corp.)(a)        5.00%     10/01/24       2,000        2,097,840
======================================================================================================
                                                                                             8,841,250
======================================================================================================


LOUISIANA-3.00%

  Louisiana (State of) Energy & Power Authority;
     Series 2000, Ref. Power Project RB
     (INS-Financial Security Assurance Inc.)(a)        5.75%     01/01/11       2,500        2,664,300
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Baton Rouge General Medical Center); Series
     2004, RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.00%     07/01/14       1,000        1,086,220
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Black & Gold Facilities Project); Series
     2007 A, RB (INS-CIFG Guaranty, Ltd.)(a)           5.00%     07/01/22         500          444,115
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Christus Health); Series 2008 B, Ref. RB
     (INS-Assured Guaranty Corp.)(a)                   5.75%     07/01/18       1,000        1,036,900
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Hurricane Recovery Program); Series 2007, RB
     (INS-Ambac Assurance Corp.)(a)                    5.00%     06/01/18       1,000        1,013,650
------------------------------------------------------------------------------------------------------
  Louisiana (State of) Public Facilities Authority
     (Nineteenth Judicial District Court); Series
     2007, RB (INS-Financial Guaranty Insurance
     Co.)(a)                                           4.50%     06/01/21       1,000          985,220
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
LOUISIANA-(CONTINUED)

  Monroe (City of) (Economic Development Garret
     Rd.);
     Series 2008, Ref. Sales Tax Increment RB
     (INS-Assured Guaranty Corp.)(a)                   5.25%     03/01/22     $ 1,300     $  1,378,533
------------------------------------------------------------------------------------------------------
     Series 2008, Ref. Sales Tax Increment RB
     (INS-Assured Guaranty Corp.)(a)                   5.38%     03/01/24       1,000        1,053,730
------------------------------------------------------------------------------------------------------
  New Orleans (City of) Aviation Board;
     Series 2009 A-1, Ref. Restructuring RB
     (INS-Assured Guaranty Corp.)(a)                   5.00%     01/01/19         500          495,780
------------------------------------------------------------------------------------------------------
     Series 2009 A-1, Ref. Restructuring RB
     (INS-Assured Guaranty Corp.)(a)                   6.00%     01/01/23       1,000        1,017,600
======================================================================================================
                                                                                            11,176,048
======================================================================================================


MAINE-0.73%

  Lewiston (City of);
     Series 2008 B, Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.00%     12/15/19         750          793,125
------------------------------------------------------------------------------------------------------
     Series 2008 B, Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.00%     12/15/20         870          911,247
------------------------------------------------------------------------------------------------------
     Series 2008 B, Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.50%     12/15/23         950        1,021,411
======================================================================================================
                                                                                             2,725,783
======================================================================================================


MARYLAND-1.63%

  Maryland (State of) Health & Higher Educational
     Facilities Authority (Lifebridge Health);
     Series 2008, RB                                   5.00%     07/01/18       1,000          997,730
------------------------------------------------------------------------------------------------------
     Series 2008, RB (INS-Assured Guaranty
     Corp.)(a)                                         5.00%     07/01/20       1,000        1,046,680
------------------------------------------------------------------------------------------------------
     Series 2008, RB (INS-Assured Guaranty
     Corp.)(a)                                         5.00%     07/01/22       1,005        1,035,733
------------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (The Johns Hopkins
     Hospital);
     Series 2008, Health System RB(b)                  5.00%     05/15/13       1,000        1,062,920
------------------------------------------------------------------------------------------------------
     Series 2008, Health System RB(b)                  5.00%     05/15/15         500          527,425
------------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (University of Maryland
     Medical System);
     Series 2008 F, Health System RB                   5.00%     07/01/17         500          505,685
------------------------------------------------------------------------------------------------------
     Series 2008 F, Health System RB                   4.50%     07/01/20         500          459,610
------------------------------------------------------------------------------------------------------
  Maryland (State of) Health & Higher Educational
     Facilities Authority (Washington County
     Hospital); Series 2008, RB                        5.00%     01/01/20         500          428,350
======================================================================================================
                                                                                             6,064,133
======================================================================================================


MASSACHUSETTS-2.38%

  Massachusetts (State of) Development Finance
     Agency (Boston Children's Museum); Series
     2006, VRD RB (LOC-Citizens Bank,
     N.A.)(c)(d)(g)                                    5.00%     04/01/36       5,000        5,000,000
------------------------------------------------------------------------------------------------------
  Massachusetts (State of) Health & Educational
     Facilities Authority (Lesley University);
     Series 2009 A, RB (INS-Assured Guaranty
     Corp.)(a)                                         5.00%     07/01/23       1,095        1,124,083
------------------------------------------------------------------------------------------------------
  Massachusetts (State of); Series 2001 D,
     Construction Loan Limited Tax GO(b)(f)            5.25%     11/01/11       2,500        2,738,825
======================================================================================================
                                                                                             8,862,908
======================================================================================================


MICHIGAN-3.51%

  Hartland (City of) Consolidated School District;
     Series 2001, Ref. Unlimited Tax GO
     (CEP-Michigan School Bond Loan Fund)              5.50%     05/01/11       1,000        1,079,800
------------------------------------------------------------------------------------------------------
  Kent (County of) (Kent County International
     Airport); Series 1999, Ref. Airport
     Facilities RB                                     5.00%     01/01/25         500          501,810
------------------------------------------------------------------------------------------------------
  Michigan (State of) Hospital Finance Authority
     (McLaren Health Care); Series 2008, RB            5.25%     05/15/18       1,100        1,068,518
------------------------------------------------------------------------------------------------------
  Michigan (State of) Housing Development
     Authority; Series 2000 A, VRD RB
     (INS-National Public Finance Guarantee
     Corp.)(a)(c)(d)                                   8.50%     12/01/16       3,500        3,500,000
------------------------------------------------------------------------------------------------------
  Michigan (State of) Municipal Bond Authority
     (Downtown Development Local Project);
     Series 2009 A, Local Government Loan Program
     RB                                                5.00%     05/01/21       1,515        1,520,893
------------------------------------------------------------------------------------------------------
     Series 2009 A, Local Government Loan Program
     RB                                                5.13%     05/01/23         800          791,672
------------------------------------------------------------------------------------------------------
     Series 2009 A, Local Government Loan Program
     RB                                                5.25%     05/01/24         500          492,815
------------------------------------------------------------------------------------------------------
  Michigan (State of) Strategic Fund (Detroit
     Edison Co.); Series 1995 CC, Ref. Limited
     Obligation RB (INS-Ambac Assurance
     Corp.)(a)(b)                                      4.85%     09/01/11       2,075        2,035,679
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

  Taylor (City of); Series 2001, COP (INS-Ambac
     Assurance Corp.)(a)                               5.00%     02/01/11     $   495     $    529,269
------------------------------------------------------------------------------------------------------
  Troy (City of) Downtown Development Authority;
     Series 2001, Ref. & Development Tax
     Allocation RB (INS-National Public Finance
     Guarantee Corp.)(a)                               5.00%     11/01/10       1,265        1,324,645
------------------------------------------------------------------------------------------------------
  Wyandotte (City of); Series 2009 A, Ref.
     Electric System RB (INS-Assured Guaranty
     Corp.)(a)                                         5.25%     10/01/28         250          246,400
======================================================================================================
                                                                                            13,091,501
======================================================================================================


MINNESOTA-1.26%

  Minnesota (State of) Housing Finance Agency;
     Series 2009 A, Residential Housing Finance RB     5.20%     01/01/23       1,000        1,004,580
------------------------------------------------------------------------------------------------------
     Series 2009 B, Residential Housing Finance RB     5.45%     07/01/24       1,000        1,032,900
------------------------------------------------------------------------------------------------------
  Western Minnesota Municipal Power Agency;
     Series 2001 A, Ref. RB (INS-Ambac Assurance
     Corp.)(a)                                         5.50%     01/01/10       1,245        1,284,255
------------------------------------------------------------------------------------------------------
     Series 2001 A, Ref. RB (INS-Ambac Assurance
     Corp.)(a)                                         5.50%     01/01/11       1,300        1,377,805
======================================================================================================
                                                                                             4,699,540
======================================================================================================


MISSISSIPPI-1.08%

  Mississippi (State of) Development Bank (Lowndes
     County Industrial Development); Series 2007,
     Special Obligation IDR (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     07/01/19       1,160        1,251,698
------------------------------------------------------------------------------------------------------
  Mississippi (State of) Development Bank; Series
     2009, Special Obligation Limited Tax Bonds
     (INS-Assured Guaranty Corp.)                      5.00%     07/01/24       1,000        1,001,510
------------------------------------------------------------------------------------------------------
  Rankin (County of) School District; Series 2001,
     Unlimited Tax GO (INS-Financial Security
     Assurance Inc.)(a)                                5.00%     10/01/11       1,625        1,773,785
======================================================================================================
                                                                                             4,026,993
======================================================================================================


MISSOURI-3.48%

  Cass (County of); Series 2007, Hospital RB           5.00%     05/01/17         500          426,065
------------------------------------------------------------------------------------------------------
  Kansas City (City of); Series 2008 A, Ref.
     General Improvement Airport RB                    4.00%     09/01/14       1,000        1,040,950
------------------------------------------------------------------------------------------------------
  Ladue School District; Series 2007, Ref. &
     Improvement Unlimited Tax GO                      5.00%     03/01/25       1,250        1,308,100
------------------------------------------------------------------------------------------------------
  Missouri (State of) Development Finance Board;
     Series 1999, VRD Lease RB(c)(d)(h)                5.50%     12/01/22       7,040        7,040,000
------------------------------------------------------------------------------------------------------
  Missouri (State of) Health & Educational
     Facilities Authority (Webster University);
     Series 2001, Educational Facilities RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.00%     04/01/11       1,075        1,119,075
------------------------------------------------------------------------------------------------------
  Missouri (State of) Housing Development
     Commission; Series 2008 B2, Single Family
     Mortgage RB (CEP-GNMA/FNMA/FHLMC)                 5.10%     03/01/28         500          490,465
------------------------------------------------------------------------------------------------------
  St. Louis (City of) Municipal Finance Corp.
     (Convention Center Capital Improvement);
     Series 2008, Leasehold RB (INS-Assured
     Guaranty Ltd.)(a)                                 5.00%     07/15/21       1,500        1,548,690
======================================================================================================
                                                                                            12,973,345
======================================================================================================


MONTANA-0.62%

  Helena (City of); Series 2009, COP                   5.00%     01/01/29         400          396,500
------------------------------------------------------------------------------------------------------
  Montana (State of) Facility Finance Authority
     (Glendive Medical Center);
     Series 2008 A, Master Loan Program RB             4.63%     07/01/18       1,010        1,022,443
------------------------------------------------------------------------------------------------------
     Series 2008 A, Master Loan Program RB             4.75%     07/01/28       1,000          906,100
======================================================================================================
                                                                                             2,325,043
======================================================================================================


NEBRASKA-0.47%

  Douglas (County of) School District No. 10
     (Elkhorn Public Schools); Series 2009,
     Unlimited Tax GO                                  5.45%     06/15/22         500          519,080
------------------------------------------------------------------------------------------------------
  Nebraska (State of) Elementary & Secondary
     School Finance Authority (Boys Town); Series
     2008, Educational Facilities RB                   4.75%     09/01/28       1,000          970,340
------------------------------------------------------------------------------------------------------
  Nebraska Municipal Energy Agency; Series 2009 A,
     Ref. Power Supply System RB (INS-Berkshire
     Hathaway Assurance Corp.)(a)                      5.13%     04/01/29         250          259,003
======================================================================================================
                                                                                             1,748,423
======================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
NEVADA-0.77%

  Nevada (State of); Series 1999 A, Capital
     Improvement & Cultural Affairs Limited Tax GO     5.00%     02/01/10     $ 1,500     $  1,515,840
------------------------------------------------------------------------------------------------------
  Reno (City of) (Washoe Medical Center); Series
     2005 A, RB (INS-Financial Security Assurance
     Inc.)(a)                                          5.25%     06/01/17       1,300        1,339,026
======================================================================================================
                                                                                             2,854,866
======================================================================================================


NEW HAMPSHIRE-0.20%

  New Hampshire (State of) Housing Financing
     Authority;
     Series 2008 E, Single Family Mortgage RB          5.05%     07/01/23         500          504,180
------------------------------------------------------------------------------------------------------
     Series 2008 E, Single Family Mortgage RB          5.30%     07/01/28         250          251,368
======================================================================================================
                                                                                               755,548
======================================================================================================


NEW JERSEY-2.21%

  New Jersey (State of) Transportation Trust Fund
     Authority;
     Series 1999 A, Transportation System RB(f)        5.50%     06/15/10       7,060        7,481,765
------------------------------------------------------------------------------------------------------
     Series 1999 A, Transportation System RB           5.50%     06/15/10         720          748,483
======================================================================================================
                                                                                             8,230,248
======================================================================================================


NEW YORK-1.96%

  New York (City of) Municipal Water Finance
     Authority; Series 2007, VRD Water & Sewer
     System RB(c)(d)                                   5.50%     06/15/33       5,000        5,000,000
------------------------------------------------------------------------------------------------------
  New York (State of) Dormitory Authority (Frances
     Schervier Obligated Group); Series 1997, RB
     (INS-Financial Security Assurance Inc.)(a)        5.50%     07/01/10       1,205        1,268,793
------------------------------------------------------------------------------------------------------
  New York (State of) Dormitory Authority (School
     District Building Financing); Series 2008 D,
     RB (INS-Assured Guaranty Ltd.)(a)                 5.75%     10/01/24       1,000        1,055,370
======================================================================================================
                                                                                             7,324,163
======================================================================================================


NORTH CAROLINA-1.24%

  Charlotte-Mecklenburg Hospital Authority
     (Carolinas Healthcare);
     Series 2007 A, Ref. Health Care System RB         5.00%     01/15/19       1,000        1,029,150
------------------------------------------------------------------------------------------------------
     Series 2008 A, Ref. Health Care System RB         4.63%     01/15/26       1,000          948,950
------------------------------------------------------------------------------------------------------
  North Carolina (State of) Eastern Municipal
     Power Agency; Series 2008 C, Power System RB
     (INS-Assured Guaranty Ltd.)(a)                    6.00%     01/01/19         250          265,705
------------------------------------------------------------------------------------------------------
  Oak Island (Town of) (Waste Water Project);
     Series 2008 A, Enterprise System RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.00%     06/01/20       1,065        1,134,183
------------------------------------------------------------------------------------------------------
     Series 2008 A, Enterprise System RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.00%     06/01/23       1,210        1,243,045
======================================================================================================
                                                                                             4,621,033
======================================================================================================


NORTH DAKOTA-0.46%

  Burleigh (County of), (Medcenter One, Inc.);
     Series 1999, Ref. Health Care RB
     (INS-National Public Finance Guarantee
     Corp.)(a)                                         5.25%     05/01/09       1,695        1,699,322
======================================================================================================


OHIO-1.60%

  Buckeye (City of) Tobacco Settlement Financing
     Authority; Series 2007 A-2, Sr. Asset-Backed
     RB                                                5.38%     06/01/24         675          495,281
------------------------------------------------------------------------------------------------------
  Cuyahoga (County of) (Walker Center Inc.);
     Series 1998 II, VRD Hospital RB (INS-Ambac
     Assurance Corp.)(a)(c)(d)                         9.00%     01/15/23       3,500        3,500,000
------------------------------------------------------------------------------------------------------
  Ohio (State of) Parks & Recreation Capital
     Facilities; Series 2009 A II, RB                  5.00%     12/01/19       1,825        1,967,241
======================================================================================================
                                                                                             5,962,522
======================================================================================================


OKLAHOMA-3.77%

  Cleveland (County of) Justice Authority
     (Detention Facility); Series 2009 A, Sales
     Tax RB                                            5.00%     03/01/22       1,000          989,650
------------------------------------------------------------------------------------------------------
  Grand River Dam Authority; Series 1993, Ref. RB
     (INS-Ambac Assurance Corp.)(a)                    5.50%     06/01/09       2,000        2,013,160
------------------------------------------------------------------------------------------------------
  Mustang (City of) Improvement Authority; Series
     1999, Utility RB (INS-Financial Security
     Assurance Inc.)(a)                                5.25%     10/01/09         275          279,007
------------------------------------------------------------------------------------------------------
  Oklahoma (County of) Finance Authority (Oxford
     Oaks, Watersedge & Gardens at Reding
     Apartments); Series 2000, Ref. VRD MFH RB
     (CEP-Federal National Mortgage
     Association)(c)(d)                                0.50%     07/15/30       7,300        7,300,000
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
OKLAHOMA-(CONTINUED)

  Oklahoma (State of) Industries Authority
     (Oklahoma Medical Research Foundation);
     Series 2008, RB                                   5.50%     07/01/29     $ 1,250     $  1,167,625
------------------------------------------------------------------------------------------------------
  Oklahoma (State of) Municipal Power Authority;
     Series 2008 A, Power Supply System RB             5.25%     01/01/18         300          325,350
------------------------------------------------------------------------------------------------------
     Series 2008 A, Power Supply System RB             5.38%     01/01/19         250          269,210
------------------------------------------------------------------------------------------------------
     Series 2008 A, Power Supply System RB             5.88%     01/01/28         250          261,892
------------------------------------------------------------------------------------------------------
  Tulsa Industrial Authority (University of
     Tulsa); Series 2009, Ref. RB                      5.00%     10/01/23       1,500        1,457,820
======================================================================================================
                                                                                            14,063,714
======================================================================================================


OREGON-0.46%

  Oregon (State of) Department of Administrative
     Services; Series 2009 A, Lottery RB               5.00%     04/01/28         500          502,340
------------------------------------------------------------------------------------------------------
  Salem-Keizer School District No. 24J; Series
     2009 B, Unlimited Tax GO(e)                       5.24%     06/15/23       2,500        1,214,400
======================================================================================================
                                                                                             1,716,740
======================================================================================================


PENNSYLVANIA-2.75%

  Harrisburg (City of) Authority (Harrisburg
     University of Science); Series 2007 A,
     University RB                                     5.40%     09/01/16          50           47,207
------------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Higher Educational
     Facilities Authority (University of
     Pennsylvania Health System); Series 2008 B,
     RB                                                5.00%     08/15/13       1,000        1,054,410
------------------------------------------------------------------------------------------------------
  Pennsylvania (State of) Turnpike Commission;
     Series 2008 C, RB (INS-Assured Guaranty
     Ltd.)(a)                                          6.00%     06/01/23         500          552,995
------------------------------------------------------------------------------------------------------
  Philadelphia (City of);
     Series 2009 B, Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 5.75%     07/15/17       1,000        1,090,430
------------------------------------------------------------------------------------------------------
     Series 2009 B, Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 6.00%     07/15/18       1,000        1,090,900
------------------------------------------------------------------------------------------------------
     Series 2009 B, Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 6.25%     07/15/23       2,000        2,144,560
------------------------------------------------------------------------------------------------------
  Reading (City of); Series 2008, Unlimited Tax GO
     (INS-Financial Security Assurance Inc.)(a)        5.63%     11/01/23       1,500        1,553,265
------------------------------------------------------------------------------------------------------
  University of Pittsburgh Common Wealth System of
     Higher Education (University Capital);
     Series 2002 B, Ref. RB(b)                         5.50%     09/15/13       1,000        1,097,720
------------------------------------------------------------------------------------------------------
     Series 2005 A, RB(b)                              5.50%     09/15/13       1,000        1,097,720
------------------------------------------------------------------------------------------------------
  West Mifflin Area School District; Series 2009,
     Limited Tax GO (INS-Financial Security
     Assurance Inc.)(a)                                5.50%     04/01/24         500          543,525
======================================================================================================
                                                                                            10,272,732
======================================================================================================


RHODE ISLAND-3.07%

  Rhode Island Health & Educational Building Corp.
     (Catholic School Pool Program Issue);
     Series 2005 A, VRD Educational Facility RB
     (LOC-RBS Citizens, N.A.)(c)(d)(g)                 5.50%     04/01/35       4,000        4,000,000
------------------------------------------------------------------------------------------------------
     Series 2009 A, VRD Educational Facility RB
     (LOC-RBS Citizens, N.A.)(c)(d)(g)                 5.50%     04/01/36       5,000        5,000,000
------------------------------------------------------------------------------------------------------
  Rhode Island Health & Educational Building Corp.
     (Lifespan Obligated Group); Series 2009 A,
     Hospital Financing RB (INS-Assured Guaranty
     Ltd.)(a)                                          6.13%     05/15/27         500          504,270
------------------------------------------------------------------------------------------------------
  Rhode Island Health & Educational Building Corp.
     (Public Schools Financing Program); Series
     2007 B, RB (INS-Ambac Assurance Corp.)(a)         5.00%     05/15/21       1,000        1,060,140
------------------------------------------------------------------------------------------------------
  Woonsocket (City of); Series 2000, Unlimited Tax
     GO (INS-Financial Guaranty Insurance Co.)(a)      5.25%     10/01/10         840          881,143
======================================================================================================
                                                                                            11,445,553
======================================================================================================


SOUTH CAROLINA-2.01%

  South Carolina (State of) Jobs-Economic
     Development Authority (Palmetto Health
     Alliance); Series 2005 A, Ref. RB
     (INS-Financial Security Assurance Inc.)(a)        4.00%     08/01/17       1,500        1,435,185
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Public Service
     Authority; Series 1999 A, RB (INS-National
     Public Finance Guarantee Corp.)(a)                5.50%     01/01/10       1,000        1,035,340
------------------------------------------------------------------------------------------------------
  South Carolina (State of) Transportation
     Infrastructure Bank; Series 2004 A, RB
     (INS-Ambac Assurance Corp.)(a)                    5.25%     10/01/22       1,390        1,459,556
------------------------------------------------------------------------------------------------------
  South Carolina (State of); Series 2001 B,
     Capital Improvements Unlimited Tax GO             5.50%     04/01/11       1,000        1,089,890
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

  Spartanburg (County of) Regional Health Services
     District;
     Series 2003 A, RB (INS-Assured Guaranty
     Ltd.)(a)                                          4.50%     04/15/27     $ 1,735     $  1,418,484
------------------------------------------------------------------------------------------------------
     Series 2008 D, Ref. RB (INS-Assured Guaranty
     Ltd.)(a)                                          5.25%     04/15/20       1,000        1,071,250
======================================================================================================
                                                                                             7,509,705
======================================================================================================


SOUTH DAKOTA-0.07%

  South Dakota (State of) Housing Development
     Authority (Home Ownership Mortgage); Series
     2008 G, RB                                        5.10%     05/01/18         250          257,125
======================================================================================================


TENNESSEE-0.55%

  Jackson (City of) (Jackson-Madison County
     General Hospital Project); Series 2008, Ref.
     & Improvement RB                                  5.25%     04/01/23       1,000          985,400
------------------------------------------------------------------------------------------------------
  Shelby (County of) Health Educational & Housing
     Facilities Board (Methodist
     Healthcare-University Hospital) Series 2004
     B, RB (INS-Financial Security Assurance
     Inc.)(a)                                          5.00%     09/01/17       1,000        1,078,950
======================================================================================================
                                                                                             2,064,350
======================================================================================================


TEXAS-13.79%

  Amarillo (City of) Health Facilities Corp.
     (Baptist St. Anthony's Hospital); Series
     1998, RB (INS-Financial Security Assurance
     Inc.)(a)                                          5.50%     01/01/10       1,275        1,298,792
------------------------------------------------------------------------------------------------------
  Austin (City of); Series 2001, Limited Tax
     Certificates GO                                   5.00%     09/01/11       1,900        2,066,801
------------------------------------------------------------------------------------------------------
  Corpus Christi Independent District; Series
     2009, School Building Unlimited Tax GO            5.00%     08/15/22       1,500        1,579,305
------------------------------------------------------------------------------------------------------
  Dallas (City of) (Civic Center Convention
     Complex); Series 2009, Ref. & Improvement RB
     (INS-Assured Guaranty Ltd.)(a)                    5.00%     08/15/26         585          589,200
------------------------------------------------------------------------------------------------------
  Dallas (County of) Utility & Reclamation
     District,
     Series 2005 A, Ref. Unlimited Tax GO
     (INS-Ambac Assurance Corp.)(a)                    5.00%     02/15/19       1,000          999,170
------------------------------------------------------------------------------------------------------
     Series 2005 A, Ref. Unlimited Tax GO
     (INS-Ambac Assurance Corp.)(a)                    5.15%     02/15/21       3,000        2,955,360
------------------------------------------------------------------------------------------------------
  Garland (City of); Series 2001, Limited Tax
     Certificates GO (INS-National Public Finance
     Guarantee Corp.)(a)                               5.25%     02/15/11       2,435        2,613,656
------------------------------------------------------------------------------------------------------
  Harris County Cultural Education Facilities
     Finance Corp. (Baylor College of Medicine);
     Series 2008 D, Ref. RB                            5.13%     11/15/23         750          734,483
------------------------------------------------------------------------------------------------------
  Harris County Cultural Education Facilities
     Finance Corp. (Texas Medical Center); Series
     2009 A, Ref. Special Facilities RB
     (INS-Assured Guaranty Ltd.)(a)                    5.00%     05/15/23       1,500        1,530,975
------------------------------------------------------------------------------------------------------
  Harris County Health Facilities Development
     Corp. (Memorial Hermann Hospital System);
     Series 1998, Hospital RB (INS-Financial
     Security Assurance Inc.)(a)                       5.50%     06/01/09       2,500        2,517,950
------------------------------------------------------------------------------------------------------
  Houston (City of) Convention & Entertainment
     Facilities Department;
     Series 2001 A, Ref. Hotel Occupancy and
     Special Tax RB (INS-Ambac Assurance Corp.)(a)     5.50%     09/01/10       1,000        1,051,020
------------------------------------------------------------------------------------------------------
     Series 2001 A, Ref. Hotel Occupancy and
     Special Tax RB (INS-Ambac Assurance Corp.)(a)     5.50%     09/01/11       4,000        4,363,480
------------------------------------------------------------------------------------------------------
     Series 2001 B, Hotel Occupancy and Special
     Tax RB (INS-Ambac Assurance Corp.)(a)             5.25%     09/01/10       1,000        1,047,550
------------------------------------------------------------------------------------------------------
     Series 2001 B, Hotel Occupancy and Special
     Tax RB (INS-Ambac Assurance Corp.)(a)             5.25%     09/01/11       2,360        2,560,576
------------------------------------------------------------------------------------------------------
     Series 2001 B, Hotel Occupancy and Special
     Tax RB (INS-Ambac Assurance Corp.)(a)             5.50%     09/01/11       2,460        2,683,540
------------------------------------------------------------------------------------------------------
  Katy (City of) Independent School District;
     Series 1999 A, Unlimited Tax GO (CEP-Texas
     Permanent School Fund)                            5.20%     02/15/10       1,285        1,304,249
------------------------------------------------------------------------------------------------------
  Lake Worth (City of); Series 2008, Limited Tax
     Certificates GO (INS-Assured Guaranty
     Ltd.)(a)                                          5.00%     10/01/27       1,230        1,266,543
------------------------------------------------------------------------------------------------------
  Lower Colorado River Authority;
     Series 1999 A, Ref. RB (INS-Financial
     Security Assurance Inc.)(a)                       5.88%     05/15/14       2,665        2,701,830
------------------------------------------------------------------------------------------------------
     Series 1999 B, Ref. RB (INS-Financial
     Security Assurance Inc.)(a)                       6.00%     05/15/10       1,460        1,481,477
------------------------------------------------------------------------------------------------------
  Mansfield (City of); Series 2008, Limited Tax
     Certificates GO                                   6.13%     02/15/26         500          535,785
------------------------------------------------------------------------------------------------------
  North Texas Municipal Water District; Series
     2001, Water System RB (INS-National Public
     Finance Guarantee Corp.)(a)                       5.00%     09/01/11       1,040        1,131,302
------------------------------------------------------------------------------------------------------
  North Texas Tollway Authority;
     Series 2008 E-3, Ref. First Tier System RB(b)     5.75%     01/01/16       1,000        1,021,170
------------------------------------------------------------------------------------------------------
     Series 2008 G, Ref. First Tier System RB(b)       5.00%     01/01/10       1,000        1,012,720
------------------------------------------------------------------------------------------------------
     Series 2008 H, Ref. First Tier RB(b)              5.00%     01/01/13       3,150        3,200,242
------------------------------------------------------------------------------------------------------
     Series 2008 L-2, Ref. First Tier System RB(b)     6.00%     01/01/13       1,000        1,050,030
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

  Parker (County of); Series 2009, Unlimited Tax
     Road Bonds (INS-Assured Guaranty Ltd.)(a)         5.25%     02/15/26     $ 1,000     $  1,026,280
------------------------------------------------------------------------------------------------------
  Sachse (City of); Series 2009, Ref. &
     Improvement Limited Tax GO (INS-Assured
     Guaranty Ltd.)(a)                                 5.00%     02/15/24         500          511,310
------------------------------------------------------------------------------------------------------
  San Antonio (City of);
     Series 1994, Electric & Gas RB                    5.00%     02/01/12       2,375        2,583,549
------------------------------------------------------------------------------------------------------
     Series 1998 A, Ref. Limited Tax GO                5.00%     02/01/11       1,490        1,490,939
------------------------------------------------------------------------------------------------------
  Texas Woman's University; Series 2008, Revenue
     Financing System RB                               5.13%     07/01/26       1,500        1,501,515
------------------------------------------------------------------------------------------------------
  West Harris County Regional Water Authority;
     Series 2005, Water System RB (INS-Financial
     Security Assurance Inc.)(a)                       5.00%     12/15/17       1,000        1,058,820
======================================================================================================
                                                                                            51,469,619
======================================================================================================


UTAH-0.45%

  Salt Lake Valley Fire Service Area; Series 2008,
     Lease RB                                          5.00%     04/01/22         500          523,600
------------------------------------------------------------------------------------------------------
  Tooele School District; Series 2001, Unlimited
     Tax GO (CEP-Utah School Bond Guaranty)            4.50%     06/01/11       1,075        1,154,271
======================================================================================================
                                                                                             1,677,871
======================================================================================================


VERMONT-0.27%

  Vermont Educational & Health Buildings Financing
     Agency (Fletcher Allen Heath Care); Series
     2004 B, RB (INS-Financial Security Assurance
     Inc.)(a)(b)                                       5.00%     12/01/22       1,000          998,950
======================================================================================================


VIRGINIA-0.71%

  Norton (City of) Industrial Development
     Authority (Norton Community Hospital); Series
     2001, Ref. & Improvement Hospital IDR
     (INS-ACA Financial Guaranty Corp.)(a)             5.13%     12/01/10       1,315        1,320,155
------------------------------------------------------------------------------------------------------
  Virginia (State of) Resources Authority (Clean
     Water) Series 2008, Sub. Short-Term Revolving
     RB                                                5.00%     10/01/29       1,315        1,342,917
======================================================================================================
                                                                                             2,663,072
======================================================================================================


WASHINGTON-6.74%

  Energy Northwest (Project #3);
     Series 2001 A, Ref. Electric RB
     (INS-Financial Security Assurance Inc.)(a)        5.50%     07/01/10       1,000        1,053,190
------------------------------------------------------------------------------------------------------
     Series 2001 A, Ref. Electric RB
     (INS-Financial Security Assurance Inc.)(a)        5.50%     07/01/11       7,500        8,114,400
------------------------------------------------------------------------------------------------------
  Seattle (City of); Series 2001, Ref. Municipal
     Light & Power Improvements RB (INS-Financial
     Security Assurance Inc.)(a)                       5.25%     03/01/11       3,000        3,236,550
------------------------------------------------------------------------------------------------------
  Snohomish (County of); Series 2001, Limited Tax
     GO                                                5.25%     12/01/11       2,685        2,959,998
------------------------------------------------------------------------------------------------------
  Washington (State of) (Department of Ecology);
     Series 2001, Ref. COP (INS-Ambac Assurance
     Corp.)(a)                                         4.75%     04/01/11       5,310        5,488,257
------------------------------------------------------------------------------------------------------
  Washington (State of); Series 2001 R-A, Ref.
     Unlimited Tax GO                                  5.00%     09/01/10       1,745        1,843,051
------------------------------------------------------------------------------------------------------
  Washington Health Care Facilities Authority
     (Multicare Health System); Series 2008 A, RB
     (INS-Assured Guaranty Ltd.)(a)                    5.75%     08/15/29         450          446,233
------------------------------------------------------------------------------------------------------
  Washington Health Care Facilities Authority;
     Series 2008, RB (CEP-FHA)                         5.25%     08/01/23       1,000          971,020
------------------------------------------------------------------------------------------------------
  Washington Higher Education Facilities Authority
     (Gonzaga University); Series 2009, Ref. RB        5.38%     04/01/20       1,050        1,050,399
======================================================================================================
                                                                                            25,163,098
======================================================================================================


WEST VIRGINIA-0.31%

  West Virginia (State of) Hospital Finance
     Authority; Series 2003 D, Improvement RB
     (INS-Financial Security Assurance Inc.)(a)        5.38%     06/01/28       1,200        1,165,680
======================================================================================================


WISCONSIN-1.65%

  Fond du Lac (City of) School District; Series
     2000, Ref. Unlimited Tax GO(b)(f)                 5.25%     04/01/10       1,000        1,046,030
------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM TAX-FREE INTERMEDIATE FUND

                                                                             PRINCIPAL
                                                     INTEREST    MATURITY      AMOUNT
                                                       RATE        DATE        (000)          VALUE
------------------------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

  Wisconsin (State of);
     Series 1993 2, Ref. Unlimited Tax GO              5.13%     11/01/11     $ 2,000     $  2,182,620
------------------------------------------------------------------------------------------------------
     Series 1999 C, Unlimited Tax GO                   5.75%     05/01/10       2,000        2,106,460
------------------------------------------------------------------------------------------------------
  Wisconsin Health & Educational Facilities
     Authority (ThedaCare, Inc.); Series 2005, RB
     (INS-Ambac Assurance Corp.)(a)                    5.00%     12/15/16         855          832,599
======================================================================================================
                                                                                             6,167,709
======================================================================================================


WYOMING-0.27%

  Wyoming (State of) Municipal Power Agency;
     Series 2008 A, RB                                 5.38%     01/01/25       1,000        1,009,290
======================================================================================================
TOTAL INVESTMENTS-100.07% (Cost $367,761,447)(i)                                           373,355,940
======================================================================================================
OTHER ASSETS LESS LIABILITIES-(0.07)%                                                         (248,045)
======================================================================================================
NET ASSETS-100.00%                                                                        $373,107,895
______________________________________________________________________________________________________
======================================================================================================




Investment Abbreviations:

CEP    - Credit Enhancement Provider
COP    - Certificates of Participation
FHLMC  - Federal Home Loan Mortgage Corp.
FHA    - Federal Housing Administration
FNMA   - Federal National Mortgage Association
GNMA   - Government National Mortgage Association
GO     - General Obligation Bonds
IDR    - Industrial Development Revenue Bonds
INS    - Insurer
Jr.    - Junior
LOC    - Letter of Credit
MFH    - Multi-Family Housing
PCR    - Pollution Control Revenue Bonds
RAC    - Revenue Anticipation Certificates
RB     - Revenue Bonds
Ref    - Refunding
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
VRD    - Variable Rate Demand
Wts.   - Warrants


Notes to Schedule of Investments:

(a) Principal and/or interest payments are secured by the bond insurance company listed.
(b) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2009.
(d)   Security is considered a cash equivalent.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(f) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at March 31, 2009 represented 1.89% of the Fund's Net Assets.
(i) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

     ENTITIES                                                                           PERCENTAGE
     ---------------------------------------------------------------------------------------------
     Financial Security Assurance Inc.                                                     16.7%
     ---------------------------------------------------------------------------------------------
     Assured Guaranty Corp.                                                                13.0
     ---------------------------------------------------------------------------------------------
     Ambac Assurance Corp.                                                                 11.5
     ---------------------------------------------------------------------------------------------
     National Public Finance Guarantee Corp.                                                7.8
     _____________________________________________________________________________________________
     =============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM TAX-FREE INTERMEDIATE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $367,761,447)                           $373,355,940
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     3,965,874
--------------------------------------------------------------------------------
  Fund shares sold                                                     2,962,276
--------------------------------------------------------------------------------
  Interest                                                             4,329,047
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         27,200
--------------------------------------------------------------------------------
Other assets                                                              36,020
================================================================================
     Total assets                                                    384,676,357
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                               10,528,975
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 381,775
--------------------------------------------------------------------------------
  Amount due custodian                                                    48,183
--------------------------------------------------------------------------------
  Dividends                                                              433,790
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                              63,393
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        46,119
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        66,227
================================================================================
     Total liabilities                                                11,568,462
================================================================================
Net assets applicable to shares outstanding                         $373,107,895
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $366,531,875
--------------------------------------------------------------------------------
Undistributed net investment income                                    1,446,176
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                  (464,649)
--------------------------------------------------------------------------------
Unrealized appreciation                                                5,594,493
================================================================================
                                                                    $373,107,895
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $116,421,570
________________________________________________________________________________
================================================================================
Class A3                                                            $224,508,090
________________________________________________________________________________
================================================================================
Class Y                                                             $ 29,834,034
________________________________________________________________________________
================================================================================
Institutional Class                                                 $  2,344,201
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                               10,861,394
________________________________________________________________________________
================================================================================
Class A3                                                              20,951,533
________________________________________________________________________________
================================================================================
Class Y                                                                2,784,137
________________________________________________________________________________
================================================================================
Institutional Class                                                      219,008
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $      10.72
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $10.72 divided by 99.00%)                  $      10.83
________________________________________________________________________________
================================================================================
Class A3:
  Net asset value and offering price per share                      $      10.72
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $      10.72
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $      10.70
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM TAX-FREE INTERMEDIATE FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Interest                                                                            $14,457,781
===============================================================================================


EXPENSES:

Advisory fees                                                                           866,353
-----------------------------------------------------------------------------------------------
Administrative services fees                                                             91,270
-----------------------------------------------------------------------------------------------
Custodian fees                                                                           12,243
-----------------------------------------------------------------------------------------------
Distribution Fees -- A3                                                                 306,929
-----------------------------------------------------------------------------------------------
Transfer agent fees -- A, A3 and Y                                                      116,324
-----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      1,203
-----------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                25,230
-----------------------------------------------------------------------------------------------
Other                                                                                   163,969
===============================================================================================
     Total expenses                                                                   1,583,521
===============================================================================================
Less: Expenses reimbursed and expense offset arrangement(s)                              (1,413)
===============================================================================================
     Net expenses                                                                     1,582,108
===============================================================================================
Net investment income                                                                12,875,673
===============================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities                                    (430,404)
===============================================================================================
Change in net unrealized appreciation of investment securities                           52,804
===============================================================================================
Net realized and unrealized gain (loss)                                                (377,600)
===============================================================================================
Net increase in net assets resulting from operations                                $12,498,073
_______________________________________________________________________________________________
===============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM TAX-FREE INTERMEDIATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                2009            2008
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 12,875,673    $  7,631,218
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                      (430,404)        128,579
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                           52,804         295,814
========================================================================================================
     Net increase in net assets resulting from operations                     12,498,073       8,055,611
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (6,057,714)     (6,318,225)
--------------------------------------------------------------------------------------------------------
  Class A3                                                                    (4,711,061)     (1,343,377)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                       (713,178)             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (49,518)        (34,682)
========================================================================================================
     Total distributions from net investment income                          (11,531,471)     (7,696,284)
========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                        (64,720)     (1,011,322)
--------------------------------------------------------------------------------------------------------
  Class A3                                                                       (75,207)       (228,067)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                        (19,457)             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                               (572)         (3,784)
========================================================================================================
     Total distributions from net realized gains                                (159,956)     (1,243,173)
========================================================================================================
Share transactions-net:
  Class A                                                                    (49,919,830)     22,498,645
--------------------------------------------------------------------------------------------------------
  Class A3                                                                   185,907,926         (98,673)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                     28,736,255              --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                          1,450,963      (2,324,127)
========================================================================================================
     Net increase in net assets resulting from share transactions            166,175,314      20,075,845
========================================================================================================
     Net increase in net assets                                              166,981,960      19,191,999
========================================================================================================


NET ASSETS:

  Beginning of year                                                          206,125,935     186,933,936
========================================================================================================
  End of year (includes undistributed net investment income of $1,446,176
     and $103,803, respectively)                                            $373,107,895    $206,125,935
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM TAX-FREE INTERMEDIATE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

  The Fund currently consists of four different classes of shares: Class A, Class A3, Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A shares are closed to new investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class A3, Class Y and Institutional Class shares are sold at net asset value.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

        Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable and tax-exempt earnings to shareholders. As such, the Fund will

23        AIM TAX-FREE INTERMEDIATE FUND
      not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

        Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund's investments in municipal securities.

        There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
------------------------------------------------------------------
First $500 million                                            0.30%
------------------------------------------------------------------
Over $500 million up to and including $1 billion              0.25%
------------------------------------------------------------------
Over $1 billion                                               0.20%
__________________________________________________________________
==================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $333.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class A3, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A3 shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A3 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A3 shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute

24        AIM TAX-FREE INTERMEDIATE FUND
an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $1,336 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $         --
--------------------------------------
Level 2                   373,355,940
--------------------------------------
Level 3                            --
======================================
                         $373,355,940
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2009, the Fund engaged in securities purchases of $39,846,472 and securities sales of $9,753,144.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,080.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $4,846 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


25        AIM TAX-FREE INTERMEDIATE FUND

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                 2009           2008
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $        --     $   56,372
-------------------------------------------------------------------------------------------------------
Ordinary income -- Tax exempt                                                 11,535,396      7,696,273
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                           156,031      1,186,812
=======================================================================================================
Total distributions                                                          $11,691,427     $8,939,457
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income -- Tax exempt                                         $  1,527,731
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                             5,594,493
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (81,555)
------------------------------------------------------------------------------------------------
Capital loss carryover                                                                  (269,784)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                  (194,865)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        366,531,875
================================================================================================
Total net assets                                                                    $373,107,895
________________________________________________________________________________________________
================================================================================================




  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2017                                                                       $269,784
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $167,015,603 and $56,151,792, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $ 9,195,510
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (3,601,017)
================================================================================================
Net unrealized appreciation of investment securities                                 $ 5,594,493
________________________________________________________________________________________________
================================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of certain proxy costs and distributions, on March 31, 2009, undistributed net investment income was decreased by $1,829, undistributed net realized gain (loss) was increased by $3,925 and shares of beneficial interest decreased by $2,096. This reclassification had no effect on the net assets of the Fund.


26        AIM TAX-FREE INTERMEDIATE FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             -----------------------------------------------------------
                                                                       2009(a)                           2008
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,958,933     $ 20,915,557      6,548,626     $ 70,248,412
------------------------------------------------------------------------------------------------------------------------
  Class A3                                                   24,041,565      255,830,915      1,506,817       16,135,522
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                  3,779,870       39,435,685             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           200,126        2,117,885         81,238          870,244
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       232,541        2,460,308        322,507        3,450,087
------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      363,056        3,838,583        117,252        1,254,125
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        11,451          121,044             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             4,324           45,765          2,121           22,645
========================================================================================================================
Reacquired:
  Class A(b)                                                 (6,966,468)     (73,295,695)    (4,764,421)     (51,199,854)
------------------------------------------------------------------------------------------------------------------------
  Class A3(b)                                                (6,990,938)     (73,761,572)    (1,632,773)     (17,488,320)
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                    (1,007,184)     (10,820,474)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (67,711)        (712,687)      (300,042)      (3,217,016)
========================================================================================================================
     Net increase in share activity                          15,559,565     $166,175,314      1,881,325     $ 20,075,845
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A3 into Class Y shares of the Fund:

     CLASS                                                                       SHARES           AMOUNT
     ------------------------------------------------------------------------------------------------------
     Class Y                                                                    3,420,676      $ 35,643,445
     ------------------------------------------------------------------------------------------------------
     Class A                                                                   (3,232,497)      (33,682,616)
     ------------------------------------------------------------------------------------------------------
     Class A3                                                                    (188,179)       (1,960,829)
     ______________________________________________________________________________________________________
     ======================================================================================================





27        AIM TAX-FREE INTERMEDIATE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                      NET GAINS
                           NET ASSET                 (LOSSES) ON                 DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET
                           BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT     REALIZED        TOTAL
                           OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $10.70      $0.48(c)      $(0.02)        $ 0.46      $(0.43)       $(0.01)        $(0.44)
Year ended 03/31/08           10.76       0.45(c)        0.02           0.47       (0.45)        (0.08)         (0.53)
Year ended 03/31/07           10.92       0.46          (0.09)          0.37       (0.48)        (0.05)         (0.53)
Year ended 03/31/06           11.21       0.47          (0.26)          0.21       (0.50)           --          (0.50)
Year ended 03/31/05           11.69       0.49          (0.49)         (0.00)      (0.48)           --          (0.48)
------------------------------------------------------------------------------------------------------------------------
CLASS A3
Year ended 03/31/09           10.70       0.46(c)       (0.02)          0.44       (0.41)        (0.01)         (0.42)
Year ended 03/31/08           10.76       0.43(c)        0.02           0.45       (0.43)        (0.08)         (0.51)
Year ended 03/31/07           10.92       0.46          (0.12)          0.34       (0.45)        (0.05)         (0.50)
Year ended 03/31/06           11.21       0.42          (0.24)          0.18       (0.47)           --          (0.47)
Year ended 03/31/05           11.69       0.43          (0.47)         (0.04)      (0.44)           --          (0.44)
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        10.42       0.24(c)        0.28           0.52       (0.21)        (0.01)         (0.22)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09           10.69       0.48(c)       (0.03)          0.45       (0.43)        (0.01)         (0.44)
Year ended 03/31/08           10.75       0.45(c)        0.02           0.47       (0.45)        (0.08)         (0.53)
Year ended 03/31/07           10.92       0.46          (0.10)          0.36       (0.48)        (0.05)         (0.53)
Year ended 03/31/06           11.21       0.45          (0.24)          0.21       (0.50)           --          (0.50)
Year ended 03/31/05(e)        11.40       0.32          (0.19)          0.13       (0.32)           --          (0.32)
________________________________________________________________________________________________________________________
========================================================================================================================

                                                                      RATIO OF          RATIO OF
                                                                      EXPENSES          EXPENSES
                                                                     TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                                     NET ASSETS      ASSETS WITHOUT   INVESTMENT
                            NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                           VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                            OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $10.72       4.44%      $116,422           0.44%(d)          0.44%(d)       4.57%(d)       22%
Year ended 03/31/08           10.70       4.50        167,381           0.48              0.48           4.18           19
Year ended 03/31/07           10.76       3.49        145,563           0.50              0.50           4.24           11
Year ended 03/31/06           10.92       1.87        194,526           0.46              0.46           4.16            9
Year ended 03/31/05           11.21      (0.01)       246,946           0.43              0.44           4.09            4
------------------------------------------------------------------------------------------------------------------------------
CLASS A3
Year ended 03/31/09           10.72       4.18        224,508           0.69(d)           0.69(d)        4.32(d)        22
Year ended 03/31/08           10.70       4.24         37,865           0.73              0.73           3.93           19
Year ended 03/31/07           10.76       3.23         38,156           0.75              0.75           3.99           11
Year ended 03/31/06           10.92       1.57        128,946           0.73              0.73           3.89            9
Year ended 03/31/05           11.21      (0.37)        97,651           0.78              0.79           3.74            4
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        10.72       5.01         29,834           0.45(d)(f)        0.45(d)(f)     4.56(d)(f)     22
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09           10.70       4.28          2,344           0.50(d)           0.50(d)        4.51(d)        22
Year ended 03/31/08           10.69       4.46            879           0.53              0.53           4.13           19
Year ended 03/31/07           10.75       3.43          3,215           0.52              0.52           4.22           11
Year ended 03/31/06           10.92       1.91         46,992           0.41              0.41           4.21            9
Year ended 03/31/05(e)        11.21       1.13         32,779           0.42(f)           0.43(f)        4.10(f)         4
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)   Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $147,559, $122,772, $35,512 and $1,232 for Class A, Class A3, Class Y and Institutional Class shares, respectively.
(e) Commencement date of October 3, 2008 and July 30, 2004 for Class Y and Institutional Class shares, respectively.
(f)   Annualized.


28        AIM TAX-FREE INTERMEDIATE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


29        AIM TAX-FREE INTERMEDIATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Tax-Exempt Funds and Shareholders of AIM Tax-Free Intermediate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended March 31, 2005 were audited by another independent registered public accounting firm whose report, dated May 18, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas




30        AIM TAX-FREE INTERMEDIATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,050.70       $2.30       $1,022.69       $2.27        0.45%
---------------------------------------------------------------------------------------------------
       A3            1,000.00       1,049.40        3.58        1,021.44        3.53        0.70
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,050.10        2.27        1,022.69        2.27        0.45
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business Ocotber 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


31        AIM TAX-FREE INTERMEDIATE FUND

TAX INFORMATION

Form 1099-INT, and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL INCOME TAX
     ------------------
     Long-Term Capital Gain Dividends                     $156,031
     Tax-Exempt Interest Dividends*                           100%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 99.81%, 99.86%, 99.98%, and 99.99%, respectively.


32        AIM TAX-FREE INTERMEDIATE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business
                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company), INVESCO Group
                                              Services, Inc. (service provider) and Invesco North American
                                              Holdings, Inc. (holding company); Director, Chief Executive
                                              Officer and President, Invesco Holding Company Limited
                                              (parent of Invesco Aim and a global investment management
                                              firm); Chairman, Investment Company Institute; President,
                                              Co-Chief Executive Officer, Co-President, Chief Operating
                                              Officer and Chief Financial Officer, Franklin Resources,
                                              Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


33        AIM TAX-FREE INTERMEDIATE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Mellon
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              2 Hanson Place
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Brooklyn, NY 11217-1431
                          Americas
                          New York, NY 10036-2714




34        AIM TAX-FREE INTERMEDIATE FUND

[GO PAPERLESS GRAPHIC]

====================================================================================================================================

GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o    ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of   o    EFFICIENT. Stop waiting for regular mail. Your documents
     trees used to produce paper.                                        will be sent via email as soon as they're available.

o    ECONOMICAL. Help reduce your fund's printing and delivery      o    EASY. Download, save and print files using your home
     expenses and put more capital back in your fund's returns.          computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.      [INVESCO AIM LOGO]
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market       --SERVICE MARK--
funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at
invescoaim.com on or about the end of the fourth quarter of 2009.

            invescoaim.com   TFI-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                                                                                  Percentage of
                                                                                                                   Fees Billed
                                                   Percentage of Fees Billed                                 Applicable to Non-Audit
                                                    Applicable to Non-Audit                                      Services Provided
                                                     Services Provided for                                     for fiscal year end
                      Fees Billed for Services        fiscal year end 2009       Fees Billed for Services    2008 Pursuant to Waiver
                     Rendered to the Registrant      Pursuant to Waiver of      Rendered to the Registrant        of Pre-Approval
                      for fiscal year end 2009    Pre-Approval Requirement(1)    for fiscal year end 2008         Requirement(1)
                     --------------------------   ---------------------------   --------------------------   -----------------------
Audit Fees                    $ 98,804                       N/A                         $ 95,803                     N/A
Audit-Related Fees            $      0                         0%                        $      0                       0%
Tax Fees(2)                   $ 15,339                         0%                        $ 15,382                       0%
All Other Fees                $      0                         0%                        $      0                       0%
                              --------                                                   --------
Total Fees                    $114,143                         0%                        $111,185                       0%

PWC billed the Registrant aggregate non-audit fees of $15,339 for the fiscal year ended 2009, and $15,382 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end March 31, 2009 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end March 31, 2008 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

                                                                                                                    Percentage of
                                                                                                                     Fees Billed
                      Fees Billed for Non-Audit                                      Fees Billed for Non-Audit      Applicable to
                     Services Rendered to Invesco                                  Services Rendered to Invesco   Non-Audit Services
                         Aim and Invesco Aim          Percentage of Fees Billed        Aim and Invesco Aim           Provided for
                      Affiliates for fiscal year       Applicable to Non-Audit      Affiliates for fiscal year     fiscal year end
                     end 2009 That Were Required    Services Provided for fiscal   end 2008 That Were Required     2008 Pursuant to
                          to be Pre-Approved          year end 2009 Pursuant to         to be Pre-Approved             Waiver of
                         by the Registrant's           Waiver of Pre-Approval          by the Registrant's           Pre-Approval
                           Audit Committee                 Requirement(1)                Audit Committee            Requirement(1)
                     ----------------------------   ----------------------------   ----------------------------   ------------------
Audit-Related Fees                $0                             0%                             $0                        0%
Tax Fees                          $0                             0%                             $0                        0%
All Other Fees                    $0                             0%                             $0                        0%
                                 ---                                                           ---
Total Fees(2)                     $0                             0%                             $0                        0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

PwC advised the Funds' Audit Committee that PwC had identified three matters for consideration under the SEC's auditor independence rules.

First, PwC was engaged to perform services to an affiliate of Invesco Ltd. ("Invesco"), including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. Rules of the Securities and Exchange Commission ("SEC") provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. After a review, PwC concluded that the actual services provided were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of Invesco Nippon Warrants Fund (the "Investment."), an affiliate of Invesco, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005. PwC informed the Audit Committee that this matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X.

Third, PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm's Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC's auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client's product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice's client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately (pound)7,000. These violations occurred over a two year period and ended in November 2007.

It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by any of these matters. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided or the investments and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe any of these matters affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Based upon PwC's review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 13, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 13, 2009, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds


By: /s/ PHILIP A. TAYLOR
    --------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: June 5, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    --------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: June 5, 2009


By: /s/ Sheri Morris
    --------------------------------
    Sheri Morris
    Principal Financial Officer

Date: June 5, 2009

                                  EXHIBIT INDEX

12(a) (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.